FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-179413-01

FREE WRITING PROSPECTUS STRUCTURAL AND COLLATERAL TERM SHEET

UBS-BB 2013-C6

$1,295,471,980
(Approximate Total Mortgage Pool Balance)

$[1,018,564,000]
(Approximate Offered Certificate Balance)

UBS-Barclays Commercial Mortgage Trust 2013-C6
Issuing Entity

Barclays Commercial Mortgage Securities LLC
Depositor

UBS Real Estate Securities Inc.
Barclays Bank PLC
Redwood Commercial Mortgage Corporation
Natixis Real Estate Capital LLC

Sponsors and Mortgage Loan Sellers
 April 2, 2013

Barclays		UBS Investment Bank

Co-Lead Managers and Joint Bookrunners

Natixis	J.P. Morgan	Drexel Hamilton

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS:  Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

UBS-BB 2013-C6
KEY FEATURES OF SECURITIZATION

Capitalized terms used but not defined in this term sheet have the respective meanings assigned to those terms in the other Free Writing Prospectus, to be dated on or about April 3, 2013, relating to the Offered Certificates (the “Free Writing Prospectus”).

Key Features:		Pooled Collateral Facts(1):
Co-Lead Managers & Joint	Barclays Capital Inc.	Initial Outstanding Pool Balance:	$1,295,471,980
Bookrunners:	UBS Securities LLC	Number of Mortgage Loans:	73
Co-Managers:	Natixis Securities Americas LLC	Number of Mortgaged Properties:	91
	J.P. Morgan Securities LLC	Average Mortgage Loan Cut-off Date Balance:	$17,746,192
	Drexel Hamilton, LLC	Average Mortgaged Property Cut-off Date Balance:	$14,235,956
Mortgage Loan Sellers:	UBS Real Estate Securities Inc. (“UBSRES”)	Weighted Avg Mortgage Loan U/W NCF DSCR:	2.02x
	(71.4%), Barclays Bank PLC (“Barclays”)	Range of Mortgage Loan U/W NCF DSCR:	1.25x - 3.84x
	(18.3%), Redwood Commercial Mortgage	Weighted Avg Mortgage Loan Cut-off Date LTV:	61.5%
	Corporation (“RCMC”) (5.7%), and Natixis Real	Range of Mortgage Loan Cut-off Date LTV:	34.9% - 75.2%
	Estate Capital LLC (“NREC”) (4.7%)	Weighted Avg Mortgage Loan Maturity Date LTV:	53.4%
Master Servicer:	Midland Loan Services, a Division of PNC Bank,	Range of Mortgage Loan Maturity Date LTV:	0.0% - 69.4%
	National Association	Weighted Avg U/W NOI Debt Yield:	11.3%
Operating Advisor:	Park Bridge Lender Services LLC	Range of U/W NOI Debt Yield:	7.6% - 16.8%
Special Servicer:	Rialto Capital Advisors, LLC	Weighted Avg Mortgage Loan Original Term to Maturity (months):	118
Trustee:	U.S. Bank National Association	Weighted Avg Mortgage Loan Remaining Term to Maturity (months):	117
Rating Agencies:	Fitch, Inc., Kroll Bond Rating Agency, Inc. and	Weighted Avg Mortgage Loan Seasoning (months):	1
	Moody’s Investors Service, Inc.	% Mortgage Loans with Amortization for Full Term:	42.3%
Determination Date:	The 6th day of each month, or if such 6th day is not	% Mortgage Loans with Full Amortization:	1.2%
	a business day, the following business day,	% Mortgage Loans with Partial Interest Only:	19.3%
	commencing in May 2013	% Mortgage Loans with Full Interest Only:	37.2%
Distribution Date:	The 4th business day following the Determination	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	78.3%
	Date in each month, commencing in May 2013	% Mortgage Loans with Upfront or Ongoing Replacement	74.3%
Cut-off Date:	With respect to each mortgage loan, the related	Reserves(2):
	due date of such mortgage loan in April 2013 (or	% Mortgage Loans with Upfront or Ongoing Insurance	68.5%
	April 1, 2013 if such mortgage loan does not have	Reserves:
	a due date in April 2013)	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(3):	66.9%
Settlement Date:	On or about April 25, 2013	% Mortgage Loans with Upfront Engineering Reserves:	35.7%
Settlement Terms:	DTC, Euroclear and Clearstream, same day	(1)	With respect to the Santa Anita Mall loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loan.
	funds with accrued interest.
ERISA Eligible:	All of the Offered Classes are expected to be	(2)	Includes FF&E Reserves.
	ERISA eligible.	(3)	Represents the percent of the Initial Outstanding Pool Balance allocable only to office, retail, industrial, and mixed use.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA
	eligible.
Day Count:	30/360 (Except for Class A-3FL which is
	Actual/360)
Tax Treatment:	REMIC
Rated Final Distribution Date:	April 2046
Minimum Denominations:	$10,000 and in each case in multiples of $1
	thereafter
Clean-up Call:	1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2013-C6

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/KBRA/Moody’s)	Initial Certificate Balance(2)		Subordination Levels	Weighted Avg. Life (years)(4)	Principal Window (months)(4)	Certificate Balance to Value Ratio(5)	Underwritten NOI Debt Yield(6)
A-1	AAA(sf)/AAA(sf)/Aaa(sf)	$65,700,000		30.000%(3)	2.67	1-59	43.0%	16.2%
A-2	AAA(sf)/AAA(sf)/Aaa(sf)	$43,000,000		30.000%(3)	4.93	59 - 60	43.0%	16.2%
A-3	AAA(sf)/AAA(sf)/Aaa(sf)	[$250,000,000]	(11)	30.000%(3)	9.73	114- 118	43.0%	16.2%
A-4	AAA(sf)/AAA(sf)/Aaa(sf)	$461,130,000		30.000%(3)	9.85	118 - 119	43.0%	16.2%
A-SB	AAA(sf)/AAA(sf)/Aaa(sf)	$87,000,000		30.000%(3)	7.27	60 - 114	43.0%	16.2%
A-S	AAA(sf)/AAA(sf)/Aaa(sf)	$111,734,000		21.375%	9.88	119 - 119	48.3%	14.4%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/KBRA/Moody’s)	Initial Certificate or Notional Balance(2)		Subordination Levels	Weighted Avg. Life (years)(4)	Principal Window (months)(4)	Certificate Balance to Value Ratio(5)	Underwritten NOI Debt Yield(6)
X-A(7)	AAA(sf)/AAA(sf)/Aaa(sf)	$1,018,564,000	(8)	NAP	NAP	NAP	NAP	NAP
X-B(7)	A-(sf)/AAA(sf)/A2(sf)	$140,883,000	(8)	NAP	NAP	NAP	NAP	NAP
X-C(7)	NR/NR/NR	$87,444,979	(8)	NAP	NAP	NAP	NAP	NAP
A-3FL(9)(10)	AAA(sf)/AAA(sf)/Aaa(sf)(12)	[TBD]	(11)	30.000%(3)	9.73	114 - 118	43.0%	16.2%
A-3FX(9)	AAA(sf)/AAA(sf)/Aaa(sf)	$0		30.000%(3)	9.73	114 - 118	43.0%	16.2%
B	AA-(sf)/AA-(sf)/Aa3(sf)	$90,683,000		14.375%	9.90	119 - 120	52.6%	13.2%
C	A-(sf)/A-(sf)/A3	$50,200,000		10.500%	9.96	120 - 120	55.0%	12.6%
D	BBB-(sf)/BBB-(sf)/Baa3(sf)	$48,580,000		6.750%	9.96	120 - 120	57.3%	12.1%
E	BB(sf)/BB(sf)/Ba2(sf)	$25,910,000		4.750%	9.96	120 - 120	58.5%	11.9%
F	B(sf)/B(sf)/B2(sf)	$19,432,000		3.250%	9.96	120 - 120	59.5%	11.7%
G	NR/NR/NR	$42,102,979		0.000%	10.38	120 - 180	61.5%	11.3%
R	NR/NR/NR	0		NAP	NAP	NAP	NAP	NAP
LR	NR/NR/NR	0		NAP	NAP	NAP	NAP	NAP
(1)
The pass-through rates applicable to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G Certificates and the Class A-3FL Regular Interest will each equal one of the following per annum rates: (i) a fixed rate, (ii) a rate equal to the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time, (iii) a rate equal to the lesser of the initial pass-through rate for that class and the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time, or (iv) a rate equal to the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time less a specified rate. The net mortgage pass-through rate of any Mortgage Loan is generally equal to the net mortgage interest rate of that Mortgage Loan as of the Settlement Date (adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months).  The pass-through rate of the Class A-3FX Certificates and the Class A-3FL Regular Interest will, at all times, be the same.

(2)	Subject to a permitted variance of plus or minus 5%.
(3)	Represents the approximate subordination level for the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-SB Certificates and the Class A-3FL Regular Interest, in the aggregate.
(4)
Based on the assumption that there are no prepayments of, or defaults on, the Mortgage Loans and the assumption that there are no extensions of the maturity dates of the Mortgage Loans, and otherwise based on the modeling assumptions, as described in the Free Writing Prospectus.

(5)
“Certificate Balance to Value Ratio” for any class with a certificate balance is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV Ratio of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial certificate balance of the subject class of Certificates and all other classes, if any, that are senior to or pari passu with such class, and the denominator of which is the total initial certificate balance of all Certificates. The Certificate Balance to Value Ratios of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-SB Certificates and the Class A-3FL Regular Interest are calculated in the aggregate for those classes as if they were a single class.

(6)
“Underwritten NOI Debt Yield” for any class with a certificate balance is calculated as the product of (a) the weighted average UW NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial certificate balance of all Certificates or regular interest, and the denominator of which is the total initial certificate balance of the subject class of Certificates or regular interest and all other classes, if any, that are senior to or pari passu with such class. The Underwritten NOI Debt Yields of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-SB Certificates and the Class A-3FL Regular Interest are calculated in the aggregate for those classes as if they were a single class.

(7)
The pass-through rate applicable to the Class X-A Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average net mortgage pass-through rate for the Mortgage Loans, over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB and Class A-S Certificates and Class A-3FL Regular Interest (based on their certificate balances), as further described in the Free Writing Prospectus.  The pass-through rate applicable to the Class X-B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average net mortgage pass-through rate for the Mortgage Loans, over (ii) the weighted average of the pass-through rates of the Class B and Class C Certificates (based on their certificate balances), as further described in the Free Writing Prospectus.  The pass-through rate applicable to the Class X-C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average net mortgage pass-through rate for the Mortgage Loans, over (ii) the weighted average of the pass-through rates of the Class E, Class F and Class G Certificates (based on their certificate balances), as further described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2013-C6

SUMMARY OF THE CERTIFICATES

(8)
The Class X-A, Class X-B and Class X-C Certificates (collectively, the “Class X Certificates”) will not have certificate balances. The interest accrual amounts on the Class X-A Certificates will be calculated by reference to a notional amount equal to the sum of the total certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB and Class A-S Certificates and Class A-3FL Regular Interest. The interest accrual amounts on the Class X-B Certificates will be calculated by reference to a notional amount equal to the sum of the total certificate balances of the Class B and Class C Certificates. The interest accrual amounts on the Class X-C Certificates will be calculated by reference to a notional amount equal to the sum of the total certificate balances of the Class E, Class F and Class G Certificates.

(9)
All or a portion of the Class A-3FL Certificates may be exchanged for Class A-3FX Certificates. The aggregate Certificate Balance of the Class A-3FL Certificates and Class A-3FX Certificates will at all times equal the Certificate Balance of the Class A-3FL Regular Interest.

(10)
The pass-through rate applicable to the Class A-3FL Certificates for each Distribution Date will be a per annum rate equal to LIBOR plus a specified rate. In addition, under certain circumstances described in the Free Writing Prospectus, the pass-through rate for the Class A-3FL Certificates may convert to a fixed rate equal to the pass-through rate of the Class A-3FL Regular Interest. LIBOR for the initial interest accrual period will be determined two LIBOR business days prior to the Settlement Date and LIBOR for subsequent interest accrual periods will be determined two LIBOR business days before the start of the related interest accrual period.

(11)	The maximum combined Initial Certificate Balance for Class A-3 and Class A-3FL is $250,000,000.
(12)	The ratings assigned to the Class A-3FL Certificates only reflect the receipt of a fixed rate of interest equal to the pass-through rate on the Class A-3FL Regular Interest.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2013-C6

SUMMARY OF THE CERTIFICATES

Short-Term Certificate Principal Paydown Summary(1)

Class A-2 $43,000,000
Loan No.	Mortgage Loan Seller	Mortgage Loan	Cut-off Date Balance	% of Pool	Maturity(1) Balance	% of Certificate Class	Rem. Term to Maturity (Mos.)	U/W NCF DSCR	U/W NOI Debt Yield	Cut-off Date LTV Ratio	Maturity LTV Ratio
13	UBSRES	Islandia Marriott	$22,500,000	1.7%	$20,331,235	47.3%	60	1.53x	13.9%	55.6%	50.2%
28	UBSRES	HGI – Orange Park	$9,434,839	0.7%	$8,375,474	19.5%	59	1.73x	13.0%	69.4%	61.6%
39	RCMC	Clear Creek Landing	$8,000,000	0.6%	$7,057,557	16.4%	60	1.31x	9.6%	74.8%	66.0%
43	UBSRES	Hilton Grand Vacations HQ	$7,300,000	0.6%	$7,300,000	17.0%	59	3.84x	16.6%	49.3%	49.3%
Total/Weighted Average			$47,234,839	3.6%	$43,064,265	100.1%	60	1.89x	13.4%	60.6%	55.0%
(1)
This table identifies Mortgage Loans with balloon payments due during the principal paydown window for the Class A-2 Certificates assuming 0% CPR, no defaults or losses, and no extensions of the Maturity Date of the Mortgage Loans, and otherwise based on the modeling assumptions as described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2013-C6

TRANSACTION HIGHLIGHTS

▪	$1,295,471,980 (Approximate) New-Issue Multi-Borrower CMBS:
–
Overview: The mortgage pool consists of 73 fixed-rate commercial, multifamily and manufactured housing community Mortgage Loans that have an aggregate Cut-off Date balance of $1,295,471,980 (the “Initial Outstanding Pool Balance”), have an average Cut-off Date Balance of $17,746,192 per Mortgage Loan and are secured by 91 Mortgaged Properties located throughout 28 states, District of Columbia, and The U.S. Territory of Guam.

–	LTV: 61.5% weighted average Cut-off Date LTV and 53.4% weighted average Maturity Date LTV.
–	DSCR: 2.14x weighted average Debt Service Coverage Ratio, based on Underwritten Net Operating Income. 2.02x weighted average Debt Service Coverage Ratio, based on Underwritten Net Cash Flow.
–	Debt Yield: 11.3% weighted average debt yield, based on Underwritten Net Operating Income. 10.6% weighted average debt yield, based on Underwritten Net Cash Flow.
–
Credit Support: 30.000% credit support to Class A-1, Class A-2, Class A-3, Class A-4 and Class A-SB Certificates and Class A-3FL Regular Interest, which are expected to be rated AAA(sf)/AAA(sf)/Aaa(sf) by Fitch/KBRA/Moody’s.

▪	Loan Structural Features:
–	Amortization: 62.8% of the Mortgage Loans by Initial Outstanding Pool Balance have scheduled amortization:
▪	42.3% of the Mortgage Loans by Initial Outstanding Pool Balance have amortization for the entire term with a balloon payment due at Maturity.
▪	19.3% of the Mortgage Loans by Initial Outstanding Pool Balance have scheduled amortization following a partial interest-only period with a balloon payment due at Maturity.
▪	1.2% of the Mortgage Loans by Initial Outstanding Pool are fully amortizing for the entire term.
–	Hard Lockboxes: 82.4% of the Mortgage Loans by Initial Outstanding Pool Balance have hard lockboxes in place.
▪
Cash Traps: 76.7% of the Mortgage Loans by Initial Outstanding Pool Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than a 1.05x coverage, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:
▪	Real Estate Taxes: 66 Mortgage Loans representing 78.3% of the Initial Outstanding Pool Balance.
▪	Insurance Reserves: 57 Mortgage Loans representing 68.5% of the Initial Outstanding Pool Balance.
▪	Replacement Reserves (Including FF&E Reserves): 63 Mortgage Loans representing 74.3% of Initial Outstanding Pool Balance.
▪	Tenant Improvement / Leasing Commissions: 27 Mortgage Loans representing 66.9% of the Initial Outstanding Pool Balance allocable only to office, retail, industrial, and mixed use properties only.
–	Defeasance: 84.7% of the Mortgage Loans by Initial Outstanding Pool Balance permit defeasance after a lockout period and prior to an open period.
–
Defeasance or Yield Maintenance: 12.7% of the Mortgage Loans by Initial Outstanding Pool Balance permit defeasance or prepayment with a Yield Maintenance charge after a lockout period and prior to an open period.

–
Yield Maintenance: 2.5% of the Mortgage Loans by Initial Outstanding Pool Balance permit prepayment only with a Yield Maintenance Charge, following the respective lockout period and prior to an open period.

▪	Multiple-Asset Types > 5.0% of the Total Pool:
–	Retail: 45.8% of the Mortgage Properties by allocated Initial Outstanding Pool Balance are retail properties (of which 87.1% are regional mall properties and anchored retail properties).
–	Mixed Use: 15.4% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are mixed use properties.
–	Hospitality: 13.4% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are hospitality properties.
–	Multifamily: 10.3% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are multifamily properties.
–	Office: 10.2% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are office properties.
▪
Geographic Diversity: The 91 Mortgaged Properties are located throughout 28 states, District of Columbia, and The U.S. Territory of Guam. Three states represent greater than 10.0% of the allocated Initial Outstanding Pool Balance: New York (29.2%), Florida (18.5%), and California (10.4%).

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2013-C6

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed first, to the Class A-SB Certificates, until the certificate balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex F to the Free Writing Prospectus, second, to the Class A-1 Certificates, third, to the Class A-2 Certificates, fourth, to the Class A-3 Certificates and the Class A-3FL Regular Interest, pro rata, based on the certificate balance of each such Class, fifth, to the Class A-4 Certificates, and then, to the Class A-SB Certificates, Class A-S Certificates, Class B Certificates, Class C Certificates, Class D Certificates, Class E Certificates, Class F Certificates and Class G Certificates, in that order, until the certificate balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total certificate balance of the Class A-S through Class G Certificates has been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-SB Certificates and the Class A-3FL Regular Interest, on a pro rata basis, based on the certificate balance of each such Class, until the certificate balance of each such Class is reduced to zero.  Principal distributed to the Class A-3FL Regular Interest (or, if Class A-3FX Certificates described under “Exchange of Class A-3FL Certificates” below are outstanding at such time, Class A-3FL Certificates’ pro rata share of such principal distributed to the Class A-3FL Regular Interest (based on the certificate balances of the Class A-3FL and Class A-3FX Certificates)) will be distributed in turn to the Class A-3FL Certificates.

The Class X-A, Class X-B and Class X-C Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X-A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to Certificates or regular interest that are components of the notional amount of Class X-A Certificates (the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB and Class A-S Certificates and Class A-3FL Regular Interest); (ii) the notional amount of the Class X-B Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to Certificates that are components of the notional amount of Class X-B Certificates (the Class B and Class C Certificates); and (iii) the notional amount of the Class X-C Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to Certificates that are components of the notional amount of Class X-C Certificates (the Class E, Class F and Class G Certificates).

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class X-B and Class X-C Certificates and Class A-3FL Regular Interest, on a pro rata basis, based on the accrued and unpaid interest on each such Class, and then, to the Class A-S, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class or regular interest is paid in full. Interest accrued with respect to the Class A-S, Class B, Class C, Class D, Class E, Class F and Class G Certificates will, in the case of each such Class, be payable only after any principal distributions payable to any more senior Class have been made.

The pass-through rates applicable to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G Certificates and Class A-3FL Regular Interest for each Distribution Date will each equal one of the following per annum rates: (i) a fixed rate, (ii) a rate equal to the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time, (iii) a rate equal to the lesser of the initial pass-through rate for that class and the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time, or (iv)

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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a rate equal to the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time less a specified rate.  The pass-through rate of the Class A-3FX Certificates and the Class A-3FL Regular Interest will, at all times, be the same.

The pass-through rate applicable to the Class X-A Certificates for each Distribution Date will generally be a per annum rate equal to the excess of (i) the weighted average net mortgage pass-through rate for the Mortgage Loans, over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB and Class A-S Certificates and Class A-3FL Regular Interest (based on their certificate balances), as further described in the Free Writing Prospectus.

The pass-through rate applicable to the Class X-B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average net mortgage pass-through rate for the Mortgage Loans, over (ii) the weighted average of the pass-through rates of the Class B and Class C Certificates (based on their certificate balances), as further described in the Free Writing Prospectus.

The pass-through rate applicable to the Class X-C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average net mortgage pass-through rate for the Mortgage Loans, over (ii) the weighted average of the pass-through rates of the Class E, Class F and Class G Certificates (based on their certificate balances), as further described in the Free Writing Prospectus.

The pass-through rate applicable to the Class A-3FL Certificates for each Distribution Date will be a per annum rate equal to LIBOR plus a specified rate.  In addition, under certain circumstances described in the Free Writing Prospectus, the pass-through rate for the Class A-3FL Certificates may convert to a fixed rate equal to the pass-through rate of the Class A-3FL Regular Interest.  LIBOR for the initial interest accrual period will be determined two LIBOR business days prior to the Settlement Date and LIBOR for subsequent interest accrual periods will be determined two LIBOR business days before the start of the related interest accrual period.  On each Distribution Date, the amount of interest distributed in respect of the Class A-3FL Regular Interest (or, if Class A-3FX Certificates described under “Exchange of Class A-3FL Certificates” below are outstanding at such time, Class A-3FL Certificates’ pro rata share of such interest distributed to the Class A-3FL Regular Interest (based on the certificate balances of the Class A-3FL and Class A-3FX Certificates)) will be paid to the swap counterparty under the related swap agreement and, in return, holders of the Class A-3FL Certificates will be entitled to receive from the swap counterparty, interest at the pass-through rate applicable to the Class A-3FL Certificates for such Distribution Date.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated to the interest-bearing Classes of Certificates and Class A-3FL Regular Interest, pro rata, generally based on interest entitlements, in reduction of the interest otherwise payable with respect to each of those Classes.

Loss Allocation:
Losses will be allocated to the Class G, Class F, Class E, Class D, Class C, Class B and Class A-S Certificates, in that order, and then to the Class A-1, Class A-2, Class A-3,  Class A-4 and Class A-SB Certificates and the Class A-3FL Regular Interest on a pro rata basis. The notional amount of any Class of the Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates whose certificate balances are components of the notional amount of such Class of Class X Certificates.

The Certificate Balance of the Class A-3FL Certificates will be reduced by the amount of realized losses allocated to the Class A-3FL Regular Interest (or, if the Class A-3FX Certificates described under “Exchange of Class A-3FL Certificates” below are

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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outstanding at such time, by Class A-3FL Certificates’ pro rata share of such realized losses allocated to the Class A-3FL Regular Interest (based on the certificate balance of the Class A-3FL and Class A-3FX Certificates)).

Prepayment Premiums:
A percentage of each prepayment premium (either fixed prepayment premium or yield maintenance amount) collected will be allocated to each Class of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class B, Class C and Class D Certificates and the Class A-3FL Regular Interest (the “YM P&I Classes”) then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the principal distribution amount that such Class receives on that Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass-through rate of such Class of Certificates or regular interest currently receiving principal over the relevant discount rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant discount rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

	(Pass-Through Rate – Discount Rate)	X The percentage of the principal distribution
	(Mortgage Rate – Discount Rate)	amount of such Class as described in (a) above

The remaining percentage of each prepayment premium will be allocated to the Class X-A and Class X-B Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Classes then entitled to principal distributions relative to the Class X-A and Class X-B Certificates as discount rates decrease and a decrease in the percentage allocated to such Classes as discount rates rise.

Prepayment premiums distributable to the Class A-3FL Regular Interest (or, if Class A-3FX Certificates described under “Exchange of Class A-3FL Certificates” below are outstanding at such time, Class A-3FL Certificates’ pro rata share of such prepayment premiums distributable to the Class A-3FL Regular Interest (based on the certificate balances of the Class A-3FL and Class A-3FX Certificates)) will be paid to the swap counterparty, and not to the holder of the Class A-3FL Certificates, so long as a swap default has not occurred and is continuing.

Exchange of Class A-3FL
Certificates:
A holder of Class A-3FL Certificates may exchange some or all of its interest in such Certificates for an interest in a class of Certificates to be designated as “Class A-3FX,” which will accrue interest at a fixed rate per annum equal to the pass-through rate applicable to the Class A-3FL Regular Interest and be entitled to a pro rata share of distributions of interest, principal and other amounts on the Class A-3FL Regular Interest.  Such exchange will be subject to the satisfaction of certain conditions, including, but not limited to, satisfaction of notice requirements, consent of the swap counterparty and the Depositor, the payment of any amounts to the swap counterparty required as a result of such exchange and certain other expenses. Neither the swap counterparty nor the Depositor is obligated to consent to any such exchange and each may give or withhold such consent in its sole discretion.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Loan Combination:
The Santa Anita Mall Mortgage Loan has a pari passu companion loan, referred to as the “Santa Anita Mall Companion Loan”, that is pari passu in right of payment to the Santa Anita Mall Mortgage Loan.  The Santa Anita Mall Mortgage Loan and the Santa Anita Mall Companion Loan are referred to as the “Santa Anita Mall Loan Combination”.  The Santa Anita Mall Companion Loan will not be included in the issuing entity.

The Santa Anita Mall Companion Loan has been included in the issuing entity created in connection with the UBS-Barclays Commercial Mortgage Trust 2013-C5, Commercial Mortgage Pass-Through Certificates, Series 2013-C5 (“UBS-Barclays 2013-C5”).  The Santa Anita Mall Loan Combination is being serviced and administered by the UBS-Barclays 2013-C5 master servicer and the UBS-Barclays 2013-C5 special servicer,  currently Midland Loan Services, a Division of PNC Bank, National Association, pursuant to the UBS-Barclays 2013-C5 pooling and servicing agreement.

Control Rights:
Certain Classes of Certificates (the “Control Eligible Certificates”), through a representative, will have certain control rights over servicing matters with respect to each Mortgage Loan. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer or the Special Servicer proposes to take with respect to the Mortgage Loans.

The Directing Holder will not have control rights over servicing matters with respect to the Santa Anita Mall Mortgage Loan, but will have non-binding consultation right with respect to such matters prior to the occurrence and continuance of a Consultation Termination Event.  The UBS-Barclays 2013-C5 directing holder, currently Eightfold Real Estate Capital Fund II, L.P. or its affiliate, will have control rights over servicing matters with respect to the Santa Anita Mall Loan Combination.

Control Eligible Certificates:	Class E, Class F and Class G Certificates.
Controlling Class:
The “Controlling Class” will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate certificate balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial certificate balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

Remedies Available to Holders of Controlling Class Prior to Effectiveness of Control Termination Event:
The Controlling Class representative will have the right, at its sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan that would otherwise result in such Class no longer being the Controlling Class based on the occurrence of a Control Termination Event. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. The Appraisal Reduction Amount, whether based on the first or the second appraisal, will only become effective following the second appraisal, except that the Appraisal Reduction Amount based on the first appraisal will become effective if no demand for a second appraisal is received within a specified number of business days, or if a second appraisal is not received within 90 days after requested by the Controlling Class representative.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Directing Holder:
RREF II CMBS AIV I, LP  or its affiliate (“RREF”) is expected to be the initial Directing Holder and will also own 100% of the Class E, Class F and Class G Certificates as of the Settlement Date.  It is also expected that RREF will be the beneficial owner of 100% of the Class X-C Certificates as of the Settlement Date.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Appraisal Reduction Amounts allocated thereto) equal to or greater than 25% of the certificate balance as of the Settlement Date.

Upon the occurrence and during the continuance of a Control Termination Event, the Controlling Class will no longer have any control rights. The Directing Holder will relinquish its right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and during the continuation of a Control Termination Event, the Directing Holder will retain non-binding consultation rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to the Mortgage Loans. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that satisfies the requirement of a Controlling Class.

Upon the occurrence of a Consultation Termination Event, there will be no Class of Certificates that will act as the Controlling Class and the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:
The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer may generally be replaced at any time by the Directing Holder. Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer with respect to the related Mortgage Loans and such replacement will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.

Replacement of Special Servicer by Vote of Certificateholders:
For so long as a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the aggregate certificate balance of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the certificate balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmation from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the rating on any Class of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all Certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days from the time of the Certificate Administrator’s notice) of (i) Holders of at least 75% of the aggregate

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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certificate balance of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the certificate balances of Classes to which such Appraisal Reduction Amounts are allocable) or (ii) Holders of the Classes of Certificates entitled to principal evidencing more than 50% of the aggregate Voting Rights of each Class of Non-Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer.

“Non-Reduced Certificates” means any Class of Certificates entitled to principal then outstanding for which (a)(1) the initial certificate balance of such Class minus (2) the sum (without duplication) of (x) any payments of principal (whether as principal prepayments or otherwise) distributed to the Holders of such Class, (y) any unreimbursed Appraisal Reduction Amounts allocated to such Class and (z) any Realized Losses previously allocated to such Class, is equal to or greater than (b) 25% of the remainder of (1) the initial certificate balance of such Class less (2) any payments of principal (whether as principal prepayments or otherwise) previously distributed to the Holders of such Class.

For so long as a Consultation Termination Event has occurred and is continuing, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to so replace the Special Servicer must be confirmed by a majority (by balance) of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the certificate balances of the Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time of recommendation and is subject to the receipt of written confirmation from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the rating on any Class of the Certificates.

Cap on Workout and Liquidation Fees:
The workout fees and liquidation fees payable to a Special Servicer with respect to any Specially Serviced Loan, will be an amount equal to the lesser of: (1) 1% of each collection of (a) interest and principal following a workout or (b) a full or discounted payoff or liquidation proceeds and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, if a Mortgage Loan becomes a Specially Serviced Loan solely due to a maturity date default and a collection of interest and principal or liquidation proceeds is received within 90 days following the related maturity date in connection with the full and final pay-off or refinancing of the related Mortgage Loan, then the Special Servicer will not be entitled to collect a workout fee or liquidation fee, but may collect fees from the related borrower in connection with the workout or liquidation.

The total amount of workout and liquidation fees actually payable by the issuing entity will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration (including, without limitation, in the form of commissions, brokerage fees, rebates, or as a result of any other fee-sharing arrangement) from any person (including, without limitation, the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan and any purchaser of any Mortgage Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan, the management or disposition of any

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement.

The Special Servicer will also be required to disclose in the Certificateholders’ monthly distribution date statement any compensation or any other remuneration (including, without limitation, in the form of commissions, brokerage fees, rebates, or as a result of any other fee-sharing arrangement) from any person (including, without limitation, the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan and any purchaser of any Mortgage Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than any special servicing compensation to which the Special Servicer is entitled pursuant to the Pooling and Servicing Agreement in the form of late payment charges, net default interest, assumption fees, loan service transaction fees, beneficiary statement charges, assumption application fees or any interest or other income earned on deposits in the REO accounts.

Operating Advisor:
Prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights. After a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the issuing entity.

Upon the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will be entitled to consult with the Special Servicer with respect to all major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the Certificateholders, as a collective whole, as if those Certificateholders constituted a single lender.

The Operating Advisor will be subject to termination if Holders of at least 15% of the Voting Rights vote to terminate and replace the Operating Advisor and such vote is approved by Holders of more than 50% of the Voting Rights that exercise their right to vote, provided that holders of at least 50% of the Voting Rights have exercised their right to vote. The Holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the Santa Anita Mall Loan Combination. The UBS-Barclays 2013-C5 operating advisor, Situs Holdings, LLC, serves as the operating advisor of the Santa Anita Mall Loan Combination.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal then due and payable on the Mortgage Loan (including by reason of acceleration of the unpaid principal amount of the Mortgage Loan following default). Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2013-C6

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date Balances(1)
Range of Cut-off Date Balances			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
$996,251	-	$4,999,999	15	$52,102,392	4.0%	4.7572%	117	1.59x	67.4%	54.9%
$5,000,000	-	$9,999,999	29	$206,276,077	15.9%	4.5019%	112	1.74x	66.6%	53.6%
$10,000,000	-	$24,999,999	16	$239,516,326	18.5%	4.5888%	118	1.69x	62.2%	49.1%
$25,000,000	-	$49,999,999	5	$177,438,079	13.7%	4.5395%	118	1.77x	61.3%	49.7%
$50,000,000	-	$99,999,999	7	$494,289,105	38.2%	4.2231%	119	2.05x	63.4%	59.5%
$100,000,000	-	$125,850,000	1	$125,850,000	9.7%	4.0040%	118	3.47x	41.7%	41.7%
Total/Weighted Average			73	$1,295,471,980	100.0%	4.3786%	117	2.02x	61.5%	53.4%

Geographic Distribution(1)(2)
State/Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
New York	11	$378,467,043	29.2%	4.3943%	115	2.22x	58.4%	55.2%
Florida	15	$239,800,632	18.5%	4.3961%	114	2.26x	57.5%	50.3%
California	9	$134,110,743	10.4%	3.9876%	119	2.59x	52.0%	47.8%
Pennsylvania	2	$102,398,957	7.9%	4.3656%	120	1.69x	67.4%	55.7%
Georgia	2	$84,790,693	6.5%	3.7859%	119	1.71x	71.4%	63.9%
Texas	10	$72,441,074	5.6%	4.6101%	110	1.59x	70.1%	58.0%
Other	42	$283,462,839	21.9%	4.6508%	123	1.59x	66.1%	51.0%
Total/Weighted Average	91	$1,295,471,980	100.0%	4.3786%	117	2.02x	61.5%	53.4%

Property Type Distribution(1)(2)
Property Type	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
Retail	27	$593,711,903	45.8%	4.2458%	119	1.99x	63.2%	58.3%
Anchored	9	$291,979,308	22.5%	4.2455%	119	1.64x	69.4%	64.6%
Regional Mall	3	$224,939,105	17.4%	4.1611%	119	2.56x	55.6%	52.7%
Unanchored	10	$60,335,476	4.7%	4.4722%	118	1.70x	62.5%	51.2%
Single Tenant	4	$14,089,444	1.1%	4.5655%	119	1.47x	58.1%	48.0%
Shadow Anchored	1	$2,368,570	0.2%	4.6630%	118	1.44x	64.9%	53.0%
Mixed Use	5	$198,930,798	15.4%	4.1592%	118	2.96x	47.2%	42.9%
Office/Retail	2	$148,824,980	11.5%	4.1423%	118	3.19x	43.3%	41.9%
Retail/Industrial	1	$25,398,957	2.0%	4.0870%	118	2.31x	59.5%	43.1%
Retail/Multifamily	1	$13,000,000	1.0%	4.0450%	120	3.04x	47.1%	47.1%
Retail/Office/Industrial	1	$11,706,861	0.9%	4.6570%	118	1.38x	69.7%	51.6%
Hospitality	14	$173,112,374	13.4%	4.9568%	107	1.80x	60.0%	46.6%
Full Service	4	$85,786,233	6.6%	5.0749%	103	1.75x	55.9%	43.9%
Limited Service	8	$73,039,217	5.6%	4.8321%	110	1.86x	65.0%	50.2%
Extended Stay	2	$14,286,924	1.1%	4.8846%	117	1.76x	58.8%	44.0%
Multifamily	14	$133,983,619	10.3%	4.4099%	115	1.51x	70.4%	58.6%
Conventional	13	$129,204,300	10.0%	4.4059%	115	1.51x	70.3%	58.5%
Student Housing	1	$4,779,319	0.4%	4.5175%	119	1.45x	75.1%	60.9%
Office	6	$132,034,021	10.2%	4.4666%	124	1.65x	65.7%	50.4%
CBD	2	$93,000,000	7.2%	4.5267%	130	1.50x	66.2%	49.6%
Suburban	4	$39,034,021	3.0%	4.3234%	108	2.02x	64.5%	52.5%
Self-Storage	13	$40,549,916	3.1%	4.5972%	119	1.57x	67.6%	54.9%
Industrial	6	$16,487,228	1.3%	4.3867%	118	2.00x	64.0%	52.8%
Flex	3	$8,250,000	0.6%	4.4200%	120	1.82x	71.7%	57.8%
Warehouse/Distribution	3	$8,237,228	0.6%	4.3533%	116	2.19x	56.2%	47.8%
Manufactured Housing Community	6	$6,662,120	0.5%	4.0250%	116	2.34x	62.3%	49.8%
Total/Weighted Average	91	$1,295,471,980	100.0%	4.3786%	117	2.02x	61.5%	53.4%

Distribution of Mortgage Rates(1)
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
3.6545%	-	4.0000%	4	$249,650,000	19.3%	3.7711%	117	2.58x	58.3%	56.1%
4.0001%	-	4.2500%	20	$346,023,190	26.7%	4.1018%	119	2.40x	56.5%	48.7%
4.2501%	-	4.5000%	8	$138,497,255	10.7%	4.4454%	119	1.58x	70.4%	58.4%
4.5001%	-	5.0000%	33	$418,285,472	32.3%	4.6238%	119	1.66x	64.3%	55.0%
5.0001%	-	5.9595%	8	$143,016,062	11.0%	5.3272%	108	1.59x	62.1%	50.3%
Total/Weighted Average			73	$1,295,471,980	100.0%	4.3786%	117	2.02x	61.5%	53.4%
(1)	With respect to the Santa Anita Mall loan, LTV and DSCR calculations include the related pari passu companion loan.
(2)	Reflects allocated loan amount for properties securing multi-property mortgage loans.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2013-C6

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
34.9%	-	54.9%	11	$314,691,712	24.3%	4.1167%	120	2.86x	45.9%	40.8%
55.0%	-	59.9%	8	$201,630,619	15.6%	4.4596%	111	2.34x	57.5%	50.9%
60.0%	-	64.9%	12	$141,878,645	11.0%	4.8471%	119	1.62x	63.8%	51.4%
65.0%	-	69.9%	23	$356,769,074	27.5%	4.4838%	117	1.60x	68.3%	60.4%
70.0%	-	74.9%	16	$251,722,611	19.4%	4.2406%	117	1.57x	71.4%	61.3%
75.0%	-	75.2%	3	$28,779,319	2.2%	4.2694%	120	1.46x	75.1%	62.5%
Total/Weighted Average			73	$1,295,471,980	100.0%	4.3786%	117	2.02x	61.5%	53.4%

Distribution of LTV Ratios at Maturity(1)
Range of LTV Ratios at Maturity			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
0.0%	-	0.0%	1	$16,000,000	1.2%	4.8600%	180	1.60x	48.2%	0.0%
30.6%	-	54.9%	41	$682,874,402	52.7%	4.4480%	116	2.22x	55.7%	46.7%
55.0%	-	59.9%	17	$285,236,794	22.0%	4.2574%	119	1.95x	65.9%	58.4%
60.0%	-	64.9%	9	$140,564,013	10.9%	4.0759%	115	1.64x	72.2%	63.1%
65.0%	-	69.4%	5	$170,796,771	13.2%	4.5080%	116	1.65x	69.3%	68.7%
Total/Weighted Average			73	$1,295,471,980	100.0%	4.3786%	117	2.02x	61.5%	53.4%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)
Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
1.25x	-	1.30x	1	$5,050,000	0.4%	5.0670%	120	1.25x	68.9%	43.5%
1.31x	-	1.40x	6	$69,149,452	5.3%	4.4296%	112	1.37x	65.2%	50.3%
1.41x	-	1.50x	16	$221,890,402	17.1%	4.4283%	119	1.46x	69.8%	58.3%
1.51x	-	1.60x	14	$159,622,005	12.3%	4.9959%	117	1.56x	63.5%	48.8%
1.61x	-	1.70x	9	$209,238,389	16.2%	4.5700%	119	1.66x	66.9%	64.1%
1.71x	-	1.80x	9	$175,295,534	13.5%	4.3498%	115	1.74x	66.7%	56.2%
1.81x	-	2.00x	5	$74,459,509	5.7%	4.5326%	119	1.86x	61.0%	45.8%
2.01x	-	3.84x	13	$380,766,689	29.4%	3.9505%	117	3.02x	49.6%	47.4%
Total/Weighted Average			73	$1,295,471,980	100.0%	4.3786%	117	2.02x	61.5%	53.4%

Distribution of Underwritten NOI Debt Yield(1)
Range of Underwritten NOI Debt Yield			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
7.6%	-	10.0%	24	$369,346,362	28.5%	4.4216%	118	1.54x	68.5%	61.2%
10.1%	-	11.0%	17	$300,716,528	23.2%	4.4572%	119	1.57x	68.9%	58.3%
11.1%	-	12.0%	7	$213,314,138	16.5%	3.9972%	118	2.64x	54.5%	52.1%
12.1%	-	13.0%	7	$58,969,111	4.6%	4.3819%	110	2.24x	58.7%	50.7%
13.1%	-	14.0%	7	$104,413,643	8.1%	4.9045%	106	1.78x	58.7%	45.9%
14.1%	-	15.0%	5	$184,144,858	14.2%	4.3199%	117	2.95x	47.8%	43.2%
15.1%	-	16.8%	6	$64,567,340	5.0%	4.3409%	127	2.28x	55.1%	33.6%
Total/Weighted Average			73	$1,295,471,980	100.0%	4.3786%	117	2.02x	61.5%	53.4%

Original Terms to Maturity(1)
Original Terms to Maturity (months)	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
60	4	$47,234,839	3.6%	5.1209%	60	1.89x	60.6%	55.0%
84	1	$2,796,771	0.2%	4.6455%	83	1.67x	74.4%	65.4%
118	1	$9,089,511	0.7%	4.6630%	118	1.44x	64.9%	53.0%
120	66	$1,220,350,859	94.2%	4.3409%	119	2.03x	61.6%	54.0%
180	1	$16,000,000	1.2%	4.8600%	180	1.60x	48.2%	0.0%
Total/Weighted Average	73	$1,295,471,980	100.0%	4.3786%	117	2.02x	61.5%	53.4%
(1)	With respect to the Santa Anita Mall loan, LTV and DSCR calculations include the related pari passu companion loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2013-C6

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Remaining Terms to Maturity(1)
Range of Remaining Terms to Maturity (months)			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
59	-	60	4	$47,234,839	3.6%	5.1209%	60	1.89x	60.6%	55.0%
83	-	83	1	$2,796,771	0.2%	4.6455%	83	1.67x	74.4%	65.4%
114	-	120	67	$1,229,440,370	94.9%	4.3433%	119	2.03x	61.6%	54.0%
180	-	180	1	$16,000,000	1.2%	4.8600%	180	1.60x	48.2%	0.0%
Total/Weighted Average			73	$1,295,471,980	100.0%	4.3786%	117	2.02x	61.5%	53.4%

Amortization Type(1)
Amortization Type	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
Amortizing Balloon	52	$547,976,980	42.3%	4.7107%	114	1.66x	63.9%	50.4%
Interest Only	9	$481,450,000	37.2%	4.0928%	118	2.66x	54.8%	54.8%
Interest Only, then Amortizing	11	$250,045,000	19.3%	4.1706%	119	1.58x	69.8%	60.6%
Fully Amortizing	1	$16,000,000	1.2%	4.8600%	180	1.60x	48.2%	0.0%
Total/Weighted Average	73	$1,295,471,980	100.0%	4.3786%	117	2.02x	61.5%	53.4%

Distribution of Original Amortization Term(1)
Original Amortization Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
Interest Only	9	$481,450,000	37.2%	4.0928%	118	2.66x	54.8%	54.8%
180	1	$16,000,000	1.2%	4.8600%	180	1.60x	48.2%	0.0%
240	1	$5,050,000	0.4%	5.0670%	120	1.25x	68.9%	43.5%
300	19	$264,576,492	20.4%	4.7259%	109	1.74x	61.9%	47.2%
360	43	$528,395,488	40.8%	4.4440%	119	1.59x	67.6%	56.9%
Total/Weighted Average	73	$1,295,471,980	100.0%	4.3786%	117	2.02x	61.5%	53.4%

Distribution of Remaining Amortization Term(1)
Range of Remaining Amortization Term (months)			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
Interest Only			9	$481,450,000	37.2%	4.0928%	118	2.66x	54.8%	54.8%
180	-	180	1	$16,000,000	1.2%	4.8600%	180	1.60x	48.2%	0.0%
240	-	240	1	$5,050,000	0.4%	5.0670%	120	1.25x	68.9%	43.5%
294	-	300	19	$264,576,492	20.4%	4.7259%	109	1.74x	61.9%	47.2%
356	-	360	43	$528,395,488	40.8%	4.4440%	119	1.59x	67.6%	56.9%
Total/Weighted Average			73	$1,295,471,980	100.0%	4.3786%	117	2.02x	61.5%	53.4%

Loan Purpose(1)
Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
Refinance	52	$1,012,579,241	78.2%	4.3577%	117	2.11x	60.0%	53.1%
Acquisition	16	$216,034,751	16.7%	4.4015%	117	1.65x	68.8%	57.2%
Recapitalization	4	$57,768,477	4.5%	4.6157%	119	1.75x	59.0%	44.1%
Acquisition/Refinance	1	$9,089,511	0.7%	4.6630%	118	1.44x	64.9%	53.0%
Total/Weighted Average	73	$1,295,471,980	100.0%	4.3786%	117	2.02x	61.5%	53.4%
(1)	With respect to the Santa Anita Mall loan, LTV and DSCR calculations include the related pari passu companion loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2013-C6

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans and Mortgage Loan Groups(1)
Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Cut-off Date Balance/SF/ Room	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield	U/W NCF Debt Yield

Gateway	UBSRES	Brooklyn, NY	Retail	$160,000,000	12.4%	$451	69.0%	1.66x	7.7%	7.6%

575 Broadway	UBSRES	New York, NY	Mixed Use	$125,850,000	9.7%	$743	41.7%	3.47x	14.4%	14.1%

Broward Mall	UBSRES	Plantation, FL	Retail	$95,000,000	7.3%	$292	57.0%	2.82x	11.7%	11.1%

The Shoppes at River Crossing	Barclays Bank PLC	Macon, GA	Retail	$77,350,000	6.0%	$147	71.1%	1.73x	10.1%	9.6%

2000 Market Street	UBSRES	Philadelphia, PA	Office	$77,000,000	5.9%	$116	70.0%	1.48x	10.7%	9.0%

Santa Anita Mall	UBSRES	Arcadia, CA	Retail	$70,000,000	5.4%	$194	46.7%	3.05x	11.8%	11.3%

Bayview Plaza	UBSRES	Tumon, Tamuning, GU	Retail	$59,939,105	4.6%	$245	63.7%	1.56x	10.3%	10.3%

DoubleTree Hotel & Miami Airport Convention Center	UBSRES	Miami, FL	Hospitality	$39,933,253	3.1%	$119,561	53.7%	1.87x	14.0%	12.5%

Luckey’s Management Portfolio	Natixis	Various, FL	Hospitality	$35,163,279	2.7%	$103,118	58.4%	1.74x	14.1%	12.7%

The Heights	Barclays Bank PLC	Brooklyn, NY	Retail	$31,942,591	2.5%	$313	65.6%	1.39x	9.4%	9.0%
Total/Weighted Average				$772,178,228	59.6%		59.5%	2.21x	11.1%	10.5%

Split Loan Summary
Mortgage Loan	B-Note of Pooled Component Cut-off Date Balance	A-Note or Non-Pooled Component Cut-off Date Balance	Total Mortgage Debt Cut-off Date Balance	Mortgage Loan				Total Mortgage Debt
				U/W NCF DSCR	Cut-off Date LTV Ratio	U/W NOI Debt Yield	U/W NCF Debt Yield	U/W NCF DSCR	Cut-off Date LTV Ratio	U/W NOI Debt Yield	U/W NCF Debt Yield
Santa Anita Mall	$70,000,000	$215,000,000	$285,000,000	3.05x	46.7%	11.8%	11.3%	3.05x	46.7%	11.8%	11.3%

Existing Mezzanine Debt Summary
Mortgage Loans	Cut-off Date Balance	Mezzanine Cut-off Date Balance	Total Debt Cut-off Date Balance	Mortgage Loan				Total Debt
				U/W NCF DSCR	Cut-off Date LTV Ratio	U/W NOI Debt Yield	U/W NCF Debt Yield	U/W NCF DSCR	Cut-off Date LTV Ratio	U/W NOI Debt Yield	U/W NCF Debt Yield
Villas at Grays Creek	$18,600,000	$2,000,000	$20,600,000	1.45x	75.2%	8.8%	8.5%	1.23x	83.2%	7.9%	7.7%
Springs at Huntsville	$18,500,000	$3,300,000	$21,800,000	1.44x	70.5%	8.9%	8.5%	1.10x	83.0%	7.5%	7.2%
Carrington at Houston Levee	$15,300,000	$2,700,000	$18,000,000	1.44x	69.4%	8.8%	8.5%	1.11x	81.6%	7.5%	7.2%
(1)	With respect to the Santa Anita Mall loan, Cut-off Date Balance/SF, LTV, DSCR and Debt Yield calculations include the related pari passu companion loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2013-C6

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Previous Securitization(1)
Mortgage Properties	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization (if Applicable)(2)
Gateway I	UBSRES	Brooklyn, NY	Retail	$65,000,000	5.0%	COMM 2003-LB1A
Gateway II	UBSRES	Brooklyn, NY	Retail	$50,000,000	3.9%	GMACC 2003-C2
Gateway III	UBSRES	Brooklyn, NY	Retail	$45,000,000	3.5%	GECMC 2003-C2
575 Broadway	UBSRES	New York, NY	Mixed Use	$125,850,000	9.7%	BSCMS 2003-T10
Santa Anita Mall	UBSRES	Arcadia, CA	Retail	$70,000,000	5.4%	LBUBS 2003-C7
Bayview Plaza	UBSRES	Tumon, Tamuning, GU	Retail	$59,939,105	4.6%	NASC 1998-D6
DoubleTree Hotel & Miami Airport Convention Center	UBSRES	Miami, FL	Hospitality	$39,933,253	3.1%	GKKRE 2007-1A
The Heights	Barclays Bank PLC	Brooklyn, NY	Retail	$31,942,591	2.5%	PCMT 2003-PWR1
422 Business Center	UBSRES	Upper Providence Township, PA	Mixed Use	$25,398,957	2.0%	CSFB 1997-C1
Islandia Marriott	UBSRES	Islandia, NY	Hospitality	$22,500,000	1.7%	CDCMT 2002-FX1
Courtyard Marriott Santa Rosa	UBSRES	Santa Rosa, CA	Hospitality	$13,706,797	1.1%	GCCFC 2005-GG5
Venice Renaissance	Barclays Bank PLC	Los Angeles, CA	Mixed Use	$13,000,000	1.0%	CCMSC 1997-2
1801 Military Office Building	Barclays Bank PLC	Boca Raton, FL	Office	$10,700,000	0.8%	MSC 2003- IQ4
El Paseo Collection North	Barclays Bank PLC	Palm Desert, CA	Retail	$10,300,000	0.8%	CSFB 1997-C2
Staybridge Suites Indianapolis	Barclays Bank PLC	Indianapolis, IN	Hospitality	$7,700,000	0.6%	MLMT 2004-BPC1
Hearthstone Apartments	Barclays Bank PLC	San Antonio, TX	Multifamily	$7,500,000	0.6%	CSFB 2003-C5
Mountain Park Shopping Center	UBSRES	Roswell, GA	Retail	$7,440,693	0.6%	LBUBS 2003-C3
Hickory Plaza	UBSRES	Nashville, TN	Retail	$5,608,562	0.4%	LBUBS 2003-C3
Blue Heron	UBSRES	Riviera Beach, FL	Industrial	$5,000,000	0.4%	CSFB 2003-C3
College Crest Apartments	UBSRES	Pullman, WA	Multifamily	$4,779,319	0.4%	JPMCC 2004-CBX
Plazas at Grand Parkway	UBSRES	Katy, TX	Retail	$2,796,771	0.2%	JPMCC 2005-LDP1
StorageMAX Londonderry	UBSRES	Londonderry, NH	Self-Storage	$1,989,272	0.2%	MLMT 2003-KEY1
Total				$626,085,320	48.3%
(1)
The previously securitized mortgage loans referred to in the table above were loans secured by substantially the same properties that secure the mortgage loans included in this transaction.  The performance of any of the mortgage loans listed above in a prior securitization may not be indicative of the performance of any of the mortgage loans included in this transaction.  In addition, in certain cases, the borrower entity and/or the loan sponsor may have changed.  Payment history of a prior mortgage loan may or may not be useful in predicting the performance of any mortgage loan in this transaction.

(2)	A prior loan (or portion thereof) secured by substantially the same mortgaged property or properties was included in the indicated securitization transaction(s).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

501 Gateway Drive Brooklyn, NY 11239	Collateral Asset Summary Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$160,000,000 69.0% 1.66x 7.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

501 Gateway Drive Brooklyn, NY 11239	Collateral Asset Summary Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$160,000,000 69.0% 1.66x 7.7%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Portfolio(5)
Loan Purpose:	Refinance		Property Type:	Retail – Anchored
Sponsor(1):	The Related Companies, L.P.		Collateral:	Fee Simple
Borrowers:	Gateway Center Properties I, L.L.C.		Location:	Brooklyn, NY
	Gateway Center Properties II, L.L.C.		Year Built / Renovated:	2002 / NAP
	Gateway Center Properties III, L.L.C.		Total Sq. Ft.(3):	354,881
Original Balance:	$160,000,000		Property Management:	Related Management Company, L.P.
Cut-off Date Balance:	$160,000,000		Underwritten NOI:	$12,359,568
% by Initial UPB:	12.4%		Underwritten NCF:	$12,129,482
Interest Rate:	4.5055%		Appraised Value:	$232,000,000
Payment Date:	6th of each month		Appraisal Date:	October 31, 2012
First Payment Date:	April 6, 2013
Maturity Date:	March 6, 2023		Historical NOI
Amortization:	None		Most Recent NOI:	$12,113,934 (December 31, 2012)
Additional Debt:	None		2nd Most Recent NOI:	$11,867,851 (December 31, 2011)
Call Protection:	L(25), D(88), O(7)		3rd Most Recent NOI:	$11,779,077 (December 31, 2010)
Lockbox / Cash Management:	Hard / In-place		4th Most Recent NOI:	$11,911,158 (December 31, 2009)

Reserves(2)			Historical Occupancy(4)
	Initial	Monthly	Most Recent Occupancy:	100.0% (January 1, 2013)
Taxes:	$240,447	$60,112	2nd Most Recent Occupancy:	100.0% (December 31, 2011)
Insurance:	$27,991	$6,998	3rd Most Recent Occupancy:	100.0% (December 31, 2010)
Replacement:	$0	$2,957	4th Most Recent Occupancy:	100.0% (December 31, 2009)
TI/LC:	$0	$14,442	5th Most Recent Occupancy:	100.0% (December 31, 2008)

Financial Information			Historical Annual Rent Per Sq. Ft.(4)
Cut-off Date Balance / Sq. Ft.(3):	$451		Most Recent Rent Per Sq. Ft.:	$35.65 (December 31, 2012)
Balloon Balance / Sq. Ft.(3):	$451		2nd Most Recent Rent Per Sq. Ft.:	$35.18 (December 31, 2011)
Cut-off Date LTV:	69.0%		3rd Most Recent Rent Per Sq. Ft.:	$35.17 (December 31, 2010)
Balloon LTV:	69.0%		4th Most Recent Rent Per Sq. Ft.:	$35.09 (December 31, 2009)
Underwritten NOI DSCR:	1.69x		5th Most Recent Rent Per Sq. Ft.:	$34.70 (December 31, 2008)
Underwritten NCF DSCR:	1.66x		(1)	The Sponsor is also the Sponsor of the mortgage loan in the pool known as Equinox Summit, which has a principal loan balance of $9,000,000.
Underwritten NOI Debt Yield:	7.7%
Underwritten NCF Debt Yield:	7.6%		(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
			(3)
The Gateway Property has a total of 638,991 sq. ft. including Target and Home Depot, which own their own land and improvements (and are not part of the collateral) totaling 284,110 sq. ft. Cut-Off Date Balance / Sq. Ft. and Balloon Balance / Sq. Ft. are calculated based on the 354,881 sq. ft. of collateral only.

			(4)	Historical Occupancy and Historical Annual Rent Per Sq. Ft. shown in the tables above are based on historical operating statements and occupancy percentages provided by the Borrower.

			(5)	The Gateway Property is comprised of three separate parcels each owned by a separate borrower, which parcels are each located at one retail center.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

501 Gateway Drive Brooklyn, NY 11239	Collateral Asset Summary Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$160,000,000 69.0% 1.66x 7.7%

Property Summary
Property Name	Location	Borrowers	Total Sq. Ft.	Year Built / Renovated	Note Amount	Appraised Value	Occupancy (as of 1/1/2013)
Gateway I	Brooklyn, NY	Gateway Center Properties I, L.L.C.	152,500	2002 / NAP	$65,000,000	$94,000,000	100.0%
Gateway II	Brooklyn, NY	Gateway Center Properties II, L.L.C.	98,773	2002 / NAP	50,000,000	72,000,000	100.0%
Gateway III	Brooklyn, NY	Gateway Center Properties III, L.L.C.	103,608	2002 / NAP	45,000,000	66,000,000	100.0%
Total / Wtd. Avg.:			354,881		$160,000,000	$232,000,000	100.0%

Anchor and Major Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area (2)	U/W Annual Base Rent Per Sq. Ft.(3)	% of U/W Base Rent(3)(4)	Lease Expiration	2012 Total Sales (000s)(5)	Sales Per Sq. Ft.(6)	Occupancy Cost (% of Sales)(6)(7)
Non-Collateral Anchor Tenants
Target	A-/A2/A+	148,707	23.3%	NAP	NAP	NAP	NAV	NAV	NAP
Home Depot	A-/A3/A-	135,403	21.2	NAP	NAP	NAP	NAV	NAV	NAP
Subtotal		284,110	44.5%				NAV	NAV	NAP

Anchor Tenants
BJ’s Wholesale Club, Inc.(8)	NR/B2/B	128,995	20.2%	$35.68	34.2%	9/30/2027	$176,595	$1,369	3.4%
Subtotal		128,995	20.2%	$35.68	34.2%		$176,595	$1,369	3.4%

Major In-Line Tenants
Bed Bath & Beyond(9)	NR/NR/BBB+	37,734	5.9%	$44.16	12.4%	1/31/2018	NAV	NAV	NAV
Babies R Us(10)	B-/B1/CCC+	36,908	5.8	$27.21	7.5	1/31/2018	$15,663	$424	8.1%
Marshalls(11)	NR/A3/A	35,021	5.5	$33.34	8.7	9/30/2017	$17,284	$494	8.4%
Best Buy(12)	BB-/Baa2/BB	31,679	5.0	$52.92	12.5	1/31/2023	NAP	NAP	NAP
Old Navy(13)	BBB-/Baa3/BB+	26,861	4.2	$46.34	9.3	10/31/2017	$10,657	$397	12.9%
Subtotal		168,203	26.3%	$40.19	50.2%		NAV	NAV	NAV

Other	Various	57,683	9.0%	$36.27	15.5%	Various	$34,767	$603	7.5%
Vacant	NAP	0	0.0	$0.00	NAP	NAP	NAP	NAP	NAP
Total/Wtd. Avg.(14)		638,991	100.0%	$37.91	100.0%		NAP	NAP	NAP
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	% of Net Rentable Area is based on total sq. ft. of 638,991.
(3)	U/W Annual Base Rent Per Sq. Ft. and % of U/W Base Rent include percentage-in-lieu rent that was calculated based on 2012 Total Sales.
(4)	% of U/W Base Rent is based on total occupied underwritten base rent and excludes non-collateral anchor tenants as well as any gross-up of vacant space.
(5)	2012 Total Sales (000s) represents 2012 total sales as reported by the borrowers except as noted below.
(6)	Sales Per Sq. Ft. and Occupancy Cost (% of Sales) are based on 2012 Total Sales or 2011 sales, as reported.
(7)
Occupancy Cost (% of Sales) is calculated as (A) the sum of (i) underwritten base rent and (ii) the tenant-by-tenant expense recoveries per the rent roll dated January 1, 2013, divided by (B) the 2012 Total Sales or 2011 sales, as reported.

(8)	BJ’s Wholesale Club, Inc. has four five-year extension options.
(9)
Bed Bath & Beyond has three five-year renewal options with co-tenancy and termination options related to other tenants going dark.  Bed Bath & Beyond only reports sales amounts if greater than 90% of break-point.

(10)	Babies R Us has five five-year renewal options remaining. Babies R Us did not report 2012 Total Sales. Figures shown above represent 2011 sales.
(11)
Marshalls has three five-year renewal options with co-tenancy and termination options related to certain other tenants going dark. Marshalls did not report 2012 Total Sales. Figures shown above represent 2011 sales.

(12)	Best Buy has four five-year renewal options. Best Buy is not required to report sales.
(13)	Old Navy has one five-year renewal option remaining with co-tenancy and termination options related to certain other tenants going dark.
(14)
Wtd. Avg. U/W Annual Base Rent Per Sq. Ft. is based on total occupied collateral sq. ft. of 354,881, which excludes ground lease anchor tenants totaling 284,110 sq. ft. as well as any gross-up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

501 Gateway Drive Brooklyn, NY 11239	Collateral Asset Summary Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$160,000,000 69.0% 1.66x 7.7%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(2)	% U/W Base Rent Rolling(2)	Cumulative % of U/W Base Rent(2)
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2014	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2015	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2016	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2017	6	112,218	31.6	112,218	31.6%	$37.59	31.4	31.4%
2018	2	74,642	21.0	186,860	52.7%	$35.78	19.9	51.2%
2019	0	0	0.0	186,860	52.7%	$0.00	0.0	51.2%
2020	0	0	0.0	186,860	52.7%	$0.00	0.0	51.2%
2021	0	0	0.0	186,860	52.7%	$0.00	0.0	51.2%
2022	1	7,347	2.1	194,207	54.7%	$38.90	2.1	53.3%
2023	1	31,679	8.9	225,886	63.7%	$52.92	12.5	65.8%
Thereafter	1	128,995	36.3	354,881	100.0%	$35.68	34.2	100.0%
Vacant	NAP	0	0.0	354,881	100.0%	NAP	NAP
Total / Wtd. Avg.	11	354,881	100.0%			$37.91	100.0%
(1)
Certain tenants may have early termination options that may become exercisable prior to the stated lease expiration in the subject lease. Such early termination options are not considered in this chart.

(2)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

The Loans. The Gateway loans (collectively, the “Gateway Loans”) are comprised of three individual cross-collateralized and cross-defaulted fixed rate loans totaling $160.0 million ($451 per sq. ft.) secured by (i) each borrowers’ fee simple interest in its portion of a 354,881 sq. ft. portion (the “Gateway Collateral”) of a 638,991 sq. ft. Class A anchored retail shopping center located at 501 Gateway Drive in Brooklyn, New York (the “Gateway Property”), (ii) a mortgage on the parking lot and certain other common areas within the Gateway Property (the “CA Tract”) owned by Gateway Center Parking Association, LLC (“CA Owner”), an affiliate of the borrowers, and (iii) a pledge of each borrower’s special membership interests in CA Owner (as described below). The Gateway Collateral includes anchor tenant, BJ’s Wholesale Club, Inc., but does not include anchor tenants, Target Corporation (“Target”) or  Home Depot U.S.A., Inc. (“Home Depot”), which own their own land and improvements at the Gateway Property. Each Gateway Loan has a ten-year term, is interest-only and accrues interest at a fixed rate equal to 4.5055%.

The Gateway Loans proceeds were used to refinance existing debt of approximately $92.9 million, pay closing costs of approximately $2.5 million, fund upfront reserves of $268,439 and return equity to the sponsors of approximately $64.3 million.  Based on the appraised value of $232.0 million as of October 31, 2012, the cut-off date LTV is 69.0%.

The Borrowers / Sponsor.    Each borrower is a single purpose Delaware limited liability company (as identified in the Property Summary table), each structured to be bankruptcy-remote and each with at least two independent directors in its organizational structure (collectively, the “Borrowers”). The sponsor of the Borrowers and the non-recourse carveout guarantor is The Related Companies, L.P. (“Related Companies” or the “Sponsor”). Each Borrower is owned 100% by Gateway Center Properties LLC, which is owned by Related Gateway, LLC (managing member 50% ownership interest), SMR RBV Gateway LLC (39.1%) and RBV Gateway, LLC (10.9%).  Related Gateway, LLC is owned by Related Retail, LP (managing member, 0.5%), Related Properties, LLC (78.4%) and other additional members (21.1%). Related Retail, LP is 99% owned by Related Companies.  SMR RBV Gateway LLC is 100% owned by Stephen Ross.

Founded in 1972, Related Companies has experience in the development, construction, acquisition, finance, and management of real estate assets. Related Companies has over 2,000 employees in eight offices nationwide, led by a senior management team with an average of 29 years in real estate. Related Companies owns and operates over 17,500 residential units composed of 4,500 luxury residential rental units and 13,000 affordable units. In addition, Related Companies own and operate approximately 11 million sq. ft. of commercial space in retail centers, office buildings, trade show space, and mixed-use facilities as of June 2012. Its entire portfolio is valued at over $15 billion. Related Companies has developed over $22 billion of real estate since its inception. Related Companies is currently the nation’s largest developer, having built over 33,000 residential units and over 15 million sq. ft. of commercial and mixed-use properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

501 Gateway Drive Brooklyn, NY 11239	Collateral Asset Summary Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$160,000,000 69.0% 1.66x 7.7%

The Property.    The Gateway Property consists of a Class A anchored retail shopping center located at 501 Gateway Drive in Brooklyn, New York. The Gateway Property is situated immediately north of the Belt Parkway, approximately 14 miles southeast of midtown Manhattan and approximately 8 miles east of downtown Brooklyn. Anchors and major tenants at the Gateway Property include Target and Home Depot (neither of which are included in the Gateway Collateral) as well as BJ’s Wholesale Club, Inc., Babies R Us, Bed Bath & Beyond, Marshalls, Best Buy and Old Navy (all included in the Gateway Collateral). The Gateway Collateral, combined with two non-collateral anchor tenants, Target and Home Depot, and a common parcel which includes parking, driveways and landscaping, operates as a single property through a permanent Operation and Easement Agreement (“OEA”).  While Home Depot and Target own and operate their own land and improvements, the OEA provides that the non-collateral anchors contribute their pro rata share of the costs of owning and operating the common area. The Gateway Property was 100.0% occupied for the past five years and is currently 100.0% occupied as of the rent roll dated January 1, 2013. The Gateway Property was developed by the Sponsor in 2002.

The Gateway Property is located along Gateway Drive just north of the Belt Parkway, a major regional expressway thoroughfare. The Belt Parkway has a reported daily traffic count of 149,023 vehicles. The Gateway Property is visible from the Belt Parkway and is located five miles west of the John F. Kennedy International Airport. The area surrounding the Gateway Property is primarily residential, with commercial and industrial development which serves the needs of the local population.

The chart below details the Gateway Property’s tenancy by general type.

Gateway Property Tenant Type Summary
Tenant Type	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Annual Base Rent Per Sq. Ft.	% of Total U/W Base Rent(1)	Average Remaining Lease Term (Yrs)	2012 Sales Per Sq. Ft.(2)	Occupancy Cost %(3)
Anchor Tenants (non-collateral)(4)	284,110	NAP	NAP	NAP	NAP	NAP	NAP

Anchor Tenant (collateral)	128,995	36.3%	$35.68	34.2%	14.5	$1,369	3.4%
Major In-Line > 10,000 - Comp	132,968	37.5	$35.64	35.2	4.6	$423	10.1%
Major In-Line > 10,000 - Non-Comp	69,413	19.6	$48.16	24.8	7.1	NAV	NAV
Outparcel	23,505	6.6	$32.75	5.7	6.1	$941	4.4%
Vacant	0	0.0	NAP	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(5)	354,881	100.0%	$37.91	100.0%
(1)	% of Total U/W Base Rent is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes non-collateral anchor tenants as well as any gross up of vacant space.
(2)	2012 Sales Per Sq. Ft. represents 2012 Total Sales as reported by the Borrowers except in certain cases may represent 2011 sales if the 2012 sales figures have not been reported.
(3)
Occupancy Cost % is calculated as (A) the sum of (i) underwritten base rent and (ii) the tenant-by-tenant expense recoveries per the rent roll dated January 1, 2013, divided by (B) the 2012 sales or 2011 sales, as reported.

(4)	Anchor Tenants (non-collateral) include Target (148,707 sq. ft.) and Home Depot (135,403 sq. ft.).
(5)	Wtd. Avg. U/W Annual Base Rent Per Sq. Ft. is based on the underwritten occupied collateral base rent and underwritten occupied collateral sq. ft., and excludes any gross up of vacant space.

The Market.    The Gateway Property is located in the New York City borough of Brooklyn.  New York City’s five boroughs are a part of the Greater New York Region, within the New York-Northern New Jersey-Long Island Metropolitan Statistical Area (New York “MSA”) encompassing 23 counties in southeastern New York State, and central and northern New Jersey, all closely connected by the area’s vast mass transit infrastructure. Primary access to the Gateway Property area is provided by the Belt Parkway. The Belt Parkway is a major thoroughfare linking Queens and Long Island with Brooklyn, John F. Kennedy International Airport, the Verrazano-Narrows Bridge leading to Staten Island, the Brooklyn Bridge and Brooklyn-Battery Tunnel leading to Manhattan and the Brooklyn Queens Expressway. The Belt Parkway has a reported average daily traffic count of 149,023 vehicles. According to the appraisal, the population of New York City has increased by 2.7% from 8.0 million in 2000 to 8.2 million in 2012.

The Gateway Property is located in the New York MSA, which had a 2013 estimated population of approximately 19.1 million people. Between 2000 and 2013, the MSA population increased 4.5% and is projected to increase 2.0% through 2018.  The Gateway Property’s trade area within a 1-, 3- and 5-mile radius also experienced positive annual population growth over the period between 2000 and 2013 at 10.4%, 3.9% and 1.9%, respectively with the estimated 2013 population being 32,872, 524,629 and 1,664,823, respectively. Through 2018, the populations within a 1-, 3- and 5-mile radius are expected to continue to grow to 34,242, 541,478 and 1,712,914, respectively, which represent growth rates of 4.2%, 3.2% and 2.9%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

501 Gateway Drive Brooklyn, NY 11239	Collateral Asset Summary Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$160,000,000 69.0% 1.66x 7.7%

Average estimated household income for 2013 within a 1-, 3- and 5-mile radius was $44,196, $56,629 and $59,985, respectively, compared to the State of New York average of $81,625. Approximately 16.4% of the population within a 5-mile radius of the Gateway Property has an average estimated household income of $100,000 or more.

According to the appraisal, the Gateway Property is located in the north Brooklyn submarket which contains 5,645 retail properties accounting for approximately 35.1 million sq. ft.  As of the third quarter 2012, the overall retail vacancy rate was 3.3% which decreased from the third quarter 2011 vacancy rate of 3.8%. The average rental rate for the north Brooklyn retail market as of the third quarter 2012 was $32.23 per sq. ft.

The chart below details the Gateway Property’s competitive set.

Competitive Property Summary(1)
Property	Year Built / Renovated	Total GLA	Major Tenants	Occupancy %(2)	Proximity (miles)
Gateway Property	2002 / NAP	638,991	Target, Home Depot, BJ’s Wholesale Club, Inc.	100.0%	Subject
Kings Plaza Shopping Center	1969	1,078,736	CVS, Macy’s, Modell’s Sporting Goods, Old Navy, Sears	100.0%	3.7
Atlantic Terminal	NAV	373,000	Target, DSW, Guitar Center, Men’s Wearhouse	99.2%	6.8
Shops at Atlantic Center	NAV	399,000	Marshalls, OfficeMax, Old Navy, Pathmark	100.0%	7.1
Queens Place	NAV	455,000	Best Buy, Macy’s Furniture, Target	98.9%	7.3
Green Acres Mall	NAV	1,800,000	Best Buy, JC Penney, Macy’s, Target	99.6%	8.6
Bay Harbour Mall	NAV	303,282	Bed, Bath & Beyond, Best Buy, Burlington Coat Factory, CVS Pharmacy, Marshalls, Staples	100.0%	9.3
(1)	Source: Appraisal
(2)	The Gateway Property Occupancy % is based on Total GLA, including non-collateral anchors.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2010	12/31/2011	12/31/2012	U/W	U/W Per Sq. Ft.(1)
Base Rent(2)	$12,480,822	$12,480,822	$12,652,303	$13,453,779	$37.91
Percentage Rent	0	5,043	0	0	$0.00
Gross Potential Rent	$12,480,822	$12,485,865	$12,652,303	$13,453,779	$37.91
Total Recoveries	2,966,294	2,813,018	2,874,793	3,039,636	$8.57
Total Other Income(3)	9,809	17,171	14,048	4,980	$0.01
Less: Vacancy(4)	0	0	0	(494,802)	(3.0%)
Effective Gross Income	$15,456,925	$15,316,054	$15,541,144	$16,003,593	$45.10
Total Operating Expenses	3,677,848	3,448,203	3,427,210	3,644,026	$10.27
Net Operating Income	$11,779,077	$11,867,851	$12,113,934	$12,359,568	$34.83
TI/LC	0	0	0	173,304	$0.49
Capital Expenditures	0	0	0	56,781	$0.16
Net Cash Flow	$11,779,077	$11,867,851	$12,113,934	$12,129,482	$34.18
(1)	U/W Per Sq. Ft. is based on collateral sq. ft. of 354,881.
(2)	U/W Base Rent is based on the rent roll dated January 1, 2013.
(3)	U/W Total Other Income is based on 2012 actual other income at the Gateway Center II Property.
(4)	Less: Vacancy includes an underwritten adjustment of 3.0%. As of the rent roll dated January 1, 2013, the Gateway Property was 100.0% occupied.

Major Tenants Historical Sales Per Sq. Ft.(1)
Tenant	2010	2011	2012
Babies R Us	$465	$424	NAV
Marshalls	$517	$494	NAV
Old Navy	$380	$336	$397
(1) Based on historical sales statements provided by the Borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

501 Gateway Drive Brooklyn, NY 11239	Collateral Asset Summary Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$160,000,000 69.0% 1.66x 7.7%

Property Management.     The Gateway Property is managed by Related Management Company, L.P., an affiliate of the Borrowers.

Lockbox / Cash Management.    The Gateway Loans are structured with a hard lockbox and in-place cash management.  Under the Gateway Loans, all excess cash is required to be swept into a lender controlled account upon the occurrence of one or more of the following events: (i) an event of default by any Borrower, (ii) the bankruptcy or insolvency of any Borrower, Sponsor or property manager or (iii) the DSCR falling below 1.15x.

Initial Reserves.    At closing, the Borrowers deposited, collectively,  (i) $240,447 into the tax reserve account and (ii) $27,991 into the insurance reserve account.

Ongoing Reserves.    On a monthly basis, the Borrowers are currently required to deposit, collectively,  reserves of (i) $60,112 into the tax reserve account, (ii) $6,998 into the insurance reserve account, (iii) $2,957 into the capital expenditure/replacement reserve account, and (iv) $14,442 into the TI/LC reserve account subject to a cap in an amount equal to $693,216.

The Gateway Property is in the tenth year of a 25-year partial tax exemption, which provides for reduced taxes for 13 years followed by a phase-in of full taxes over a 12-year period.  Actual in-place taxes were underwritten and the monthly tax reserve will increase accordingly.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.   None permitted.

Partial Release.    The Gateway Loan documents do not permit the Borrowers to obtain any partial release, including any release of the cross-collateralization and cross-default provisions.

Pledge and Security Agreements.  The Borrowers collectively own 100% of the special membership interests in CA Owner (as further described below). Pursuant to the OEA recorded against the CA Tract, the owners of each of (1) the CA Tract and the tracts owned by each Borrower (collectively), (2) the Home Depot parcel and (3) the Target parcel may appoint an “Approving Party”.  The owners of the CA Tract and the tracts owned by the Borrowers may appoint only one of the three Approving Parties.  The three Approving Parties have the sole right to make certain decisions pursuant to the terms of the OEA, including the right to amend the OEA. Pursuant to the limited liability company agreement of CA Owner, each Borrower received special membership interests in  CA Owner entitling them to approve any action taken by CA Owner as an Approving Party. Lender received a first mortgage in the CA Tract and a pledge of each Borrower’s special membership interests in CA Owner.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

501 Gateway Drive Brooklyn, NY 11239	Collateral Asset Summary Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$160,000,000 69.0% 1.66x 7.7%

Gateway
1 Gateway I 501 Gateway Drive Brooklyn, NY 11239
2 Gateway II 501 Gateway Drive Brooklyn, NY 11239
3 Gateway III 501 Gateway Drive Brooklyn, NY 11239
MANHATTAN
QUEENS
NEW YORK CITY
BROOKLYN
Long Island City
Woodside
Midtown
Times Square
Penn Station
Greenwich Village
New York University
SoHo
Financial District
Greenpoint
Maspeth
Calvary Cemetery
Long Island Expwy
Middle Village
Glendale
Williamsburg
Williamsburg Bridge
Manhattan Bridge
Brooklyn Bridge
Brooklyn-Queens
Metropolitan Ave.
Flushing Ave.
Broadway
Myrtle Ave.
Bushwick Ave.
Brooklyn Heights
Downtown Brooklyn
DeKalb Ave.
Bedford-Stuyvesant
Cobble Hill
Barclays Center
Fulton St.
Atlantic Ave.
Red Hook
Prospect Heights
Park Slope
Prospect Park
Eastern Pkwy.
Crown Heights
Kings County Hospital
Linden Blvd.
SUNY Downstate Medical Ctr.
Greenwood Cemetery
Sunset Park
Flatbush
Ave. D
Borough Park
Ditmas Ave.
Brooklyn College
Flatlands
Canarsie
Canarsie Beach Park
East New York
Pennsylvania Ave.
Remsen Ave.
Rockaway Pkwy.
Utica Ave.
Kings Hwy.
Flatlands Ave.
Ralph Ave.
Flatbush Ave.
Ozone Park
Jamaica Ave.
Liberty Ave.
Rockaway Blvd.
Conduit Blvd.
Aqueduct Racetrack
Belt Pkwy
Howard Beach
John F. Kennedy International Airport
Spring Creek Park
Jamaica Bay
GATEWAY NATIONAL RECR. AREA
Crossbay Blvd.
Bensonhurst
Sheepshead Bay
Ave. U
Gravesend
Floyd Bennett Field
Drier-Offerman Park
Coney Island
New York Aquarium
Brighton Beach
Manhattan Beach
Oriental Blvd.
CUNY Kingsborough Comm. College
Rockaway Inlet
Rockaway Beach
Jacob Riis Park
Atlantic Ocean
Ocean Pkwy.
Coney Island Ave.
Ocean Ave.
Nostrand Ave.
Bedford Ave.
New York Ave.
Flatbush Ave.
New Utrecht Ave.
Bay Pkwy.
Fort Lee
BRONX
Port Washington
Great Neck
NEW JERSEY
Secaucus
Union City
Hoboken
JERSEY CITY
Astoria
LaGuardia Airport
Flushing
Long Island City
Kew Gardens
Jamaica
Queens Village
Elmont
Valley Stream
Woodmere
Lawrence
Far Rockaway
Upper New York Bay
Brooklyn Heights
Park Slope
Ozone Park

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

575 Broadway New York, NY 10012	Collateral Asset Summary 575 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$125,850,000 41.7% 3.47x 14.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

575 Broadway New York, NY 10012	Collateral Asset Summary 575 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$125,850,000 41.7% 3.47x 14.4%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Mixed Use – Retail / Office
Sponsor:	Peter M. Brant		Collateral:	Leasehold
Borrower:	575 Broadway Associates L.P.		Location:	New York, NY
Original Balance:	$125,850,000		Year Built / Renovated:	1882 / 2010
Cut-off Date Balance:	$125,850,000		Total Sq. Ft.:	169,450
% by Initial UPB:	9.7%		Property Management:	A.R.I. Investors Inc.
Interest Rate:	4.0040%		Underwritten NOI:	$18,103,031
Payment Date:	6th of each month		Underwritten NCF:	$17,713,296
First Payment Date:	March 6, 2013		Appraised Value:	$302,000,000
Maturity Date:	February 6, 2023		Appraisal Date:	December 18, 2012
Amortization:	None
Additional Debt:	None		Historical NOI
Call Protection:	L(26), D(87), O(7)		Most Recent NOI:	$8,535,192 (T-12 October 31, 2012)
Lockbox / Cash Management:	Hard / In-place		2nd Most Recent NOI:	$8,275,390 (December 31, 2011)
			3rd Most Recent NOI:	$8,993,760 (December 31, 2010)
Reserves(1)
	Initial	Monthly	Historical Occupancy(2)
Taxes:	$276,270	$87,705	Most Recent Occupancy:	92.7% (December 1, 2012)
Insurance:	$147,025	$23,337	2nd Most Recent Occupancy:	100.0% (December 31, 2011)
Replacement:	$4,236	$4,236	3rd Most Recent Occupancy:	100.0% (December 31, 2010)
TI/LC:	$28,242	$28,242	4th Most Recent Occupancy:	100.0% (December 31, 2009)
Immediate Repairs:	$82,500	$0	(1) See “Initial Reserves” and “Ongoing Reserves” and “Ground Lease” herein. (2) Historical Occupancy is based on historical operating statements provided by the Borrower.
Interest Expense:	$391,925	$0
Facade Renovation:	$1,468,500	Springing
Ground Rent:	$250,000	$250,000
Prada TI/LC:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$743
Balloon Balance / Sq. Ft.:		$743
Cut-off Date LTV:		41.7%
Balloon LTV:		41.7%
Underwritten NOI DSCR:		3.54x
Underwritten NCF DSCR:		3.47x
Underwritten NOI Debt Yield:		14.4%
Underwritten NCF Debt Yield:		14.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

575 Broadway New York, NY 10012	Collateral Asset Summary 575 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$125,850,000 41.7% 3.47x 14.4%

Anchor and Major Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area(2)	U/W Annual Base Rent Per Sq. Ft.(3)	% of Owned U/W Base Rent(3)(4)	Lease Expiration	2012 Total Sales (000s)	Sales Per Sq. Ft.	Occupancy Cost (% of Sales)
Retail Tenants
Prada(5)	NR/NR/NR	30,079	17.8%	$398.95	63.4%	1/31/2023	NAV	NAV	NAV
New York Food (Lure Nightclub)	NR/NR/NR	10,482	6.2	$67.76	3.7	8/31/2013	NAV	NAV	NAV
Subtotal		40,561	23.9%	$313.36	67.1%		NAV	NAV	NAV

Major Office Tenants
Estee Lauder, Inc. (6)	NR/A2/A	46,000	27.1%	$59.88	14.5%	10/31/2021	NAV	NAV	NAV
Coldwater Creek(7)	NR/NR/NR	22,500	13.3	$43.12	5.1	9/30/2019	NAV	NAV	NAV
Code & Theory	NR/NR/NR	19,500	11.5	$60.51	6.2	6/30/2022	NAV	NAV	NAV
CES Energy(8)	NR/NR/NR	11,000	6.5	$40.00	2.3	9/30/2016	NAV	NAV	NAV
Subtotal		99,000	58.4%	$53.99	28.2%		NAV	NAV	NAV

Office Other	Various	17,577	10.4%	$50.40	4.7%	Various	NAP	NAP	NAP
Vacant	NAP	12,312	7.3	NAP	NAP	NAP	NAP	NAP	NAP
Total/Wtd. Avg.(9)		169,450	100.0%	$120.54	100.0%		NAP	NAP	NAP
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	% of Net Rentable Area is based on total sq. ft. of 169,450 per the December 1, 2012 rent roll.
(3)	U/W Annual Base Rent Per Sq. Ft. and % of Owned U/W Base Rent include contractual rent steps through January 31, 2014.
(4)	% of Owned U/W Base Rent is based on total occupied underwritten base rent and exclude any gross up of vacant space.
(5)	Prada has one 5-year extension option. Net Rentable Area shown above includes 5,079 sq. ft. of storage space.
(6)
Estee Lauder, Inc. has the option to terminate its lease entirely or with respect to a portion of its space constituting a full floor effective October 31, 2016. Estee Lauder, Inc. must deliver notice not later than twelve calendar months prior to the termination date and pay a termination fee equal to six monthly installments of the rent then in effect for the terminated portion. Net Rentable Area shown above includes 1,000 sq. ft. of storage space.

(7)
Coldwater Creek has sublet a portion of its leased space (3,000 sq. ft.) to Security Industry Specialists, Inc. under a sublease agreement dated June 2010.  The sublease has an expiration date of September 4, 2013.  Coldwater Creek has one 5-year renewal option.

(8)	CES Energy has one 5-year renewal option.
(9)	Wtd. Avg. U/W Annual Base Rent Per Sq. Ft. is based on the underwritten occupied base rent and underwritten occupied sq. ft.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(2)(3)	% U/W Base Rent Rolling(2)(3)	Cumulative % of U/W Base Rent(2)(3)
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	2	10,482	6.2	10,482	6.2%	$67.76	3.8	3.8%
2014	0	0	0.0	10,482	6.2%	$0.00	0	3.8%
2015(4)	0	0	0.0	10,482	6.2%	$0.00	0	3.8%
2016	1	11,000	6.5	21,482	12.7%	$40.00	2.3	6.1%
2017	0	0	0.0	21,482	12.7%	$0.00	0	6.1%
2018	1	8,500	5.0	29,982	17.7%	$61.50	2.8	8.8%
2019	2	22,500	13.3	52,482	31.0%	$43.12	5.1	14.0%
2020	0	0	0.0	52,482	31.0%	$0.00	0	14.0%
2021	4	46,000	27.1	98,482	58.1%	$59.88	14.5	28.5%
2022	1	19,500	11.5	117,982	69.6%	$60.51	6.2	34.7%
2023	5	30,079	17.8	148,061	87.4%	$398.95	63.4	98.1%
Thereafter	2	9,077	5.4	157,138	92.7%	$40.00	1.9	100.0%
Vacant	NAP	12,312	7.3	169,450	100.0%	NAP	NAP
Total / Wtd. Avg.	18	169,450	100.0%			$120.54	100.0%
(1)
Certain tenants may have early termination options that may become exercisable prior to the stated lease expiration date in the subject lease. Such early termination dates are not considered in this chart.

(2)	Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through January 31, 2014.
(3)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

(4)	Excludes the lease for kiosk space to The Shack on Prince.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

575 Broadway New York, NY 10012	Collateral Asset Summary 575 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$125,850,000 41.7% 3.47x 14.4%

The Loan.    The 575 Broadway loan (the “575 Broadway Loan”) is a $125.9 million ($743 per sq. ft.) fixed rate loan secured by the borrower’s leasehold interest in a 169,450 sq. ft. Class B retail and office building located at 575 Broadway in New York, New York (the “575 Broadway Property”).  The 575 Broadway Loan has a ten year term, is interest-only and accrues interest at a fixed rate equal to 4.0040%.

The 575 Broadway Loan proceeds were used to refinance existing debt of approximately $20.9 million, fund upfront reserves totaling approximately $2.6 million, pay closing costs of approximately $4.0 million, and return equity to the sponsors of approximately $98.3 million.  Based on the appraised value of $302.0 million as of December 18, 2012, the cut-off date LTV is 41.7%.

The Borrower / Sponsor.    The borrower, 575 Broadway Associates L.P. (the “Borrower”), is a single purpose Delaware limited partnership structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the Borrower and the non-recourse carveout guarantor is Peter M. Brant (“Sponsor”).  According to his December 31, 2011 personal financial statement, Mr. Brant has a net worth of $294.3 million and liquidity of $1.7 million.

Mr. Brant is the chairman and chief executive officer of White Birch Paper Company (“White Birch”), one of the largest newsprint manufacturers in North America whose predecessor business his father co-founded in the 1940s.  In 2008, Mr. Brant bought out his partner in White Birch.  Mr. Brant also heads Brant Publications, Inc., a magazine publisher he co-founded in 1984.  As a real estate developer, Mr. Brant was involved in establishing Conyers Farm, a 1,500-acre residential community located in Greenwich, Connecticut and North Castle, New York with strict zoning, building and environmental standards, ensuring appropriate density with and architectural integrity among the homes built in the community.  Mr. Brant is the founder of the Greenwich Polo Club, the Saratoga Polo Association and co-founder of the Bridgehampton Polo Club.  Mr. Brant’s primary philanthropic focus is The Brant Foundation, Inc. and The Brant Foundation Art Study Center which promote the education and appreciation of contemporary art and design.

The Property.    The 575 Broadway Property consists of a 6-story, 169,450 sq. ft. retail and office building comprised of the entire northern block-front of Prince Street between Broadway and Mercer Streets in the SoHo neighborhood of Manhattan, New York.  The retail component, split between the ground level and a mezzanine level, totals 39,794 sq. ft. (23.5% of NRA) and generates 64.9% of total underwritten base rent.  The office component, located on floors two through six, totals 115,577 sq. ft. (68.2% of NRA), and generates 32.6% of total underwritten base rent.  Additionally, there is 14,079 sq. ft. (8.3% of the NRA) of sub-basement storage space which serves various retail and office tenants in the building and generates 2.5% of the total underwritten base rent.  The 575 Broadway Property was 92.7% leased as of December 1, 2012.

The 575 Broadway Property was built in 1882 and renovated in 2010.  The Borrower’s leasehold interest in the 575 Broadway Property was acquired in 1989 for total consideration of $9.6 million.  Since the acquisition, the Borrower has invested approximately $2.8 million in capital improvements, along with an additional $3.4 million in miscellaneous expenses on the 575 Broadway Property.

The 575 Broadway Property is subject to a restrictive declaration (the “Facade Declaration”). The aim of the Facade Declaration, which is typical of similarly aged properties in the neighborhood, is to preserve the historical character of the 575 Broadway Property through the establishment of a continuing maintenance program which is overseen by the Landmarks Preservation Commission (“LPC”). In connection with the Facade Declaration, the 575 Broadway Property is inspected every three years by a preservation architect who identifies a scope of work necessary to preserve the exterior of the building. Thereafter, the repairs are required to be made within nine months of the issuance of an LPC permit for such work, subject to appeal by the property owner (currently the ground lessor and the Borrower) at their own expense. The most recent report dated January 2013 identified necessary repairs totaling $1.3 million. Approximately $1.5 million has been reserved for the historic preservation of the 575 Broadway Property. For additional information, see “Initial Reserves” and “Ongoing Reserves” below.

The 575 Broadway Property is located in the SoHo neighborhood of New York, New York which is generally defined as the area bound by Broadway to the east, West Broadway to the west, Houston Street to the north, and Canal Street to the south.  This area benefits from access to A, C and E subway lines along Sixth Avenue, Broadway’s N, R and Q subway lines, and is a short distance from a Path commuter train station to New Jersey.  While the heavily traveled arteries of Broadway, Houston Street, Canal Street and West Broadway have always contained a significant amount of retail space, the central roadways such as Mercer Street, Prince Street, Spring Street and Wooster Street also attract notable retailers and galleries.

The largest office tenant at the 575 Broadway Property is Estee Lauder, Inc. which occupies a total of 45,000 sq. ft. of office space on two floors and 1,000 sq. ft. of storage space under leases that expire on October 31, 2021.  The largest retail tenant is Prada which leases 25,000 sq. ft. of retail space on two floors and 5,079 sq. ft. of storage space under leases that expire on January 31, 2023. Other office and retail tenants include Code & Theory, Coldwater Creek, 20th Century Acquisitions, Inc. and CES Energy, Inc.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

575 Broadway New York, NY 10012	Collateral Asset Summary 575 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$125,850,000 41.7% 3.47x 14.4%

The Market.    The 575 Broadway Property is located in the SoHo neighborhood within the New York City Statistical Metropolitan Area (“SMA”) in the borough of Manhattan.  The population of New York City is approximately 8.2 million.  Manhattan forms the political, financial and cultural core of the SMA and is considered the economic growth engine of the greater New York Region.  New York City’s other boroughs are Brooklyn, Queens, Staten Island and the Bronx.  The area’s vast mass transit infrastructure closely connects the five boroughs and surrounding suburban areas forming the Greater New York Region.

Based on the appraisal, New York City’s biggest growth drivers are the tech industry and tourism.  Total visitors to the city rose to 50.5 million in 2011.  Tourists spent $32.0 billion at local businesses creating employment in the hospitality and retail sectors.  In addition, a market research firm reported record numbers of tourists for the 2011-2012 season with $1.1 billion in revenue.  In recent years, retail tenants including Lacoste, Fossil, Armani AX, Banana Republic, Hugo Boss, H&M, TopShop, Uniqlo, Zales, Crate & Barrel, BeBe, Escada, Victoria’s Secret, Billabong, Eddie Bauer, the Nature Company and J. Crew have all opened shops in SoHo.  Pedestrian traffic at the corner of Broadway and Prince Street is very high, with varied demographics, including students, tourists and professionals attracted to the area’s galleries, restaurants, stores and upscale boutiques.

The 575 Broadway Property’s trade area within a 1-, 3- and 5-mile radius experienced positive annual population growth between 2000 and 2013 at 3.1%, 15.2%, and 7.4%, respectively with the estimated 2013 population being 244,765, 1,005,492 and 2,455,964, respectively. Through 2018, the populations within a 1-, 3- and 5-mile radius are expected to grow to 249,953, 1,056,675 and 2,549,254, respectively, which represent growth rates of 2.1%, 5.1%, and 3.8%, respectively.

Average estimated household income for 2013 within a 1-, 3- and 5-mile radius is $122,049, $121,494 and $109,337, respectively, compared to the State of New York average of $81,625.  Approximately 32.9% of the population within a 5-mile radius of the 575 Broadway Property has an average estimated household income of $100,000 or more.

The 575 Broadway Property is located in the New York City retail market and the SoHo retail submarket.  The New York City retail market contains 5,003 buildings consisting of approximately 63.5 million sq. ft. of retail space.  As of the third quarter 2012, the overall vacancy rate was 2.1%, which represented a decrease of 140 basis points from its peak of 3.5% as of year-end 2008.  The average rental rate for the market in third quarter 2012 was $51.18 per sq. ft., which represented a $0.86 per sq. ft. (1.7%) increase over the previous quarter’s value of $50.32 per sq. ft., and a $1.45 per sq. ft. (-2.7%) year over year decrease.  During the third quarter 2012, the market reported positive net absorption of 48,824 sq. ft.  An industry research report reported one delivery totaling 8,359 sq. ft. during third quarter 2012 with nine properties, totaling 603,886 sq. ft, under construction at the end of the 3Q 2012.  The SoHo retail submarket contains 947 buildings accounting for approximately 8.7 million square feet.  As of third quarter 2012, the overall vacancy rate was 1.9% and the average rental rate was $64.32 per sq. ft.

The table below shows statistics as of the third quarter of 2012 for retail space in the market and submarket.

Category(1)	New York - Retail	SoHo - Retail
Existing Supply (Sq. Ft.)	63,498,067	8,747,215
Average Vacant	2.1%	1.9%
Average Rent Per Sq. Ft.	$51.18	$64.32
(1)	Source: Industry research report

The 575 Broadway Property is located in the New York City office market and the SoHo office submarket.  The New York City Class B office market contains 1,379 buildings consisting of approximately 160.4 million sq. ft. of office space.  As of third quarter 2012, the overall vacancy rate for the Class B office submarket was 5.7%, which represented a decrease of 530 basis points from its peak of 11.0% as of year-end 2002.  The average rental rate for the market in third quarter 2012 was $44.66 per sq. ft., which represented a $0.72 per sq. ft. (1.6%) increase over the previous quarter’s value of $43.94 per sq. ft., and a $3.40 per sq. ft. (8.2%) year over year increase.  During the third quarter 2012, the market reported negative net absorption of 59,376 sq. ft.  An industry research company reported zero deliveries during third quarter 2012 with 3 properties, totaling 60,150 sq. ft, under construction at the end of the third quarter 2012.  The SoHo Class B office submarket contains 118 buildings accounting for approximately 6.1 million square feet.  As of third quarter 2012, the overall vacancy rate for the Class B office submarket was 4.3% and the average rental rate was $57.47 per sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

575 Broadway New York, NY 10012	Collateral Asset Summary 575 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$125,850,000 41.7% 3.47x 14.4%

The table below shows statistics as of the third quarter of 2012 for Class B office space in the market and submarket.

Category(1)	New York - Class B Office	SoHo - Class B Office
Existing Supply (Sq. Ft.)	160,400,956	6,108,707
Average Vacant	5.7%	4.3%
Average Rent Per Sq. Ft.	$44.66	$57.47
(1)	Source: Industry research report

The table below shows the 575 Broadway Property’s ground level retail vacancy rate and asking rents in comparison to its direct ground level retail competitors in the retail submarket.

Summary of Comparable Ground Level Retail Space(1)
Building	Size (Sq. Ft.)	% Leased	Asking Rent (Net) Per Sq. Ft.
575 Broadway Property	19,312	51.8%	$811(2)
494 Broadway	2,175	100%	$800
560 Broadway	7,000	100%	$450
568 Broadway	12,135	100%	$625
532 Broadway	2,500	100%	$540
529 Broadway	8,750	0%	$675
(1)	Source: Appraisal.
(2)
575 Broadway Property Asking Rent (Net) Per Sq. Ft. is based on underwritten occupied base rent and underwritten total ground level retail sq. ft. and market rents as determined by the appraiser and vacant ground level retail sq. ft.

The table below shows the 575 Broadway Property’s vacancy rate and asking rents in comparison to its direct competitors in the office submarket.

Summary of Comparable Office Properties(1)
Building	Year Built	Size (Sq. Ft.)	% Leased	Asking Rent (Net) Per Sq. Ft.
575 Broadway Property	1882	115,577	100%	$53(2)
915 Broadway	1927	215,000	NAV	$48
665 Broadway	1901	148,000	NAV	$41
530 Broadway	1912	25,000	NAV	$43
22 Howard Street	1920	42,840	NAV	$50
111 Fifth Avenue	1984	181,000	NAV	$52
451 Broadway	1920	65,000	NAV	$43
295 Lafayette Street	1885	231,000	NAV	$40
Total / Wtd. Avg.(3)		907,840		$45
(1)	Source: Appraisal.
(2)
575 Broadway Property Asking Rent (Net) Per Sq. Ft. is based on underwritten occupied base rent for office tenants including contractual rent steps through January 31, 2014 and underwritten total occupied office sq. ft. of 115,577.

(3)	Total / Wtd. Avg. excludes the 575 Broadway Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

575 Broadway New York, NY 10012	Collateral Asset Summary 575 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$125,850,000 41.7% 3.47x 14.4%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2010	12/31/2011	T-12 10/31/2012	U/W	U/W Per Sq. Ft.
Base Rent(1)	$14,891,180	$9,798,404	$10,909,920	$18,925,414	$111.69
Rent Steps(2)	0	0	0	15,277	0.09
Mark to Market Adjustment(3)	0	0	0	87,932	0.52
Value of Vacant Space	0	0	0	5,546,000	32.73
Gross Potential Rent	$14,891,180	$9,798,404	$10,909,920	$24,574,623	$145.03
Total Recoveries	0	2,890,638	2,986,858	1,783,080	10.52
Total Other Income(4)	0	855,854	908,677	806,000	4.76
Less: Vacancy(5)	0	0	0	(1,317,885)	(5.0%)
Effective Gross Income	$14,891,180	$13,544,896	$14,805,455	$25,845,818	$152.53
Total Operating Expenses	5,897,420	5,269,506	6,270,263	7,742,788	45.69
Net Operating Income	$8,993,760	$8,275,390	$8,535,192	$18,103,031	$106.83
TI/LC	0	0	1,265	338,900	2.00
Capital Expenditures	0	0	0	50,835	0.30
Net Cash Flow	$8,993,760	$8,275,390	$8,533,927	$17,713,296	$104.53
(1)	U/W Base Rent is based on the rent roll dated December 1, 2012.
(2)	U/W Rent Steps includes contractual rent increases through January 31, 2014.
(3)
Mark to Market Adjustment represents the difference between contract and market rent for the New York Food lease which expires on August 31, 2013 on the presumption that it will be released at market rates.

(4)	Total Other Income includes rental income from the Shack on Prince, a kiosk tenant.
(5)	Less: Vacancy includes an underwriting adjustment of 5%.

Property Management.    The 575 Broadway Property is managed by A.R.I. Investors Inc., an independent management company.

Lockbox / Cash Management.    The 575 Broadway Loan is structured with a hard lockbox and in-place cash management.  All excess cash is required to be swept into a lender controlled account upon the occurrence of one of the following events: (i) an event of default, (ii) the bankruptcy or insolvency of Borrower, Sponsor or an affiliated manager, if applicable,  (iii) a Prada Cash Sweep Trigger Event, (iv) a Facade Cash Sweep Trigger Event, or (v) if the DSCR falls below 1.75x.

A “Prada Cash Sweep Trigger Event” means the occurrence of any of the following: (a) Prada gives notice of its intention not to renew or extend its lease past its January 31, 2023 expiration date, (b) if 6 months prior to Prada lease expiration, Prada has not extended its lease or entered into a new lease, (c) an event of default under the Prada lease beyond any applicable notice or cure period, (d) bankruptcy or insolvency of Prada, or (e) Prada goes dark, vacates, ceases to occupy, or discontinues its operations at the leased premises.

A “Facade Cash Sweep Trigger Event” means the occurrence of any submission by the “Preservation Architect” (as defined in the Facade Declaration) of a “Periodic Report” or “Emergency Incident Report” (each as defined in the Facade Declaration) to Borrower, ground lessor, LPC and City Planning Commission containing the applicable required Facade Renovation Work.

Initial Reserves.    At closing, the Borrower deposited (i) $276,270 into a real estate tax reserve account, (ii) $147,025 into an insurance reserve account, (iii) $4,236 into a replacement reserve account, (iv) $28,242 into a TI/LC reserve account, (v) $82,500 into an immediate repairs reserve account, (vi) $391,925 into an interest reserve account, (vii) $1,468,500 into a facade renovation reserve account, and (viii) $250,000 into a ground rent reserve account.

Ongoing Reserves.    On a monthly basis, the Borrower is currently required to deposit reserves of (i) $87,705 into the tax reserve account, (ii) $23,337 into the insurance reserve account, (iii) $4,236 into the replacement reserve account, (iv) $28,242 into the TI/LC reserve account (subject to a cap of $1,000,000), and (v) the ground rent due for the subsequent month.

The 575 Broadway Loan is structured with a springing Prada TI/LC reserve, designed to sweep all remaining cash flow after the occurrence of a Prada Cash Sweep Trigger Event, provided a Facade Cash Sweep Trigger Event has not occurred.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

575 Broadway New York, NY 10012	Collateral Asset Summary 575 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$125,850,000 41.7% 3.47x 14.4%

The 575 Broadway Loan is also structured with a springing facade renovation reserve, designed to sweep all remaining cash flow after the occurrence of a Facade Cash Sweep Trigger Event. In the event that a Prada Cash Sweep Trigger Event occurs or is occurring following a Facade Cash Sweep Trigger Event, all excess cash flow will be swept into the facade renovation reserve until such time that the account contains 110% of the estimated cost of the applicable facade renovation work, and any remaining excess cash, if any, will then be swept into the Prada TI/LC reserve.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None permitted.

Ground Lease.    The 575 Broadway Property is leased by the Borrower under a ground lease that expires on June 30, 2060.  The annual ground rent for 2013 of $3.0 million is payable monthly and increases each year on January 1 as set forth in the ground lease ($3,363,750 for 2014, $3,740,231 for 2015, and $3,881,250 for 2016).  After the ground rent reaches $4,140,000 on January 1, 2017 the annual rent increases according to the CPI subject to certain limits and maximums. In connection with a sale of the ground leasehold interest after foreclosure, the ground lease requires consent of ground lessor (except with respect to an assignment to an affiliate of lender), which consent may not be unreasonably withheld if purchaser is a party, in ground lessor’s reasonable judgment, that has the financial standing and experience commensurate with the responsibilities and obligations of ground tenant).  In connection with any transfer of the 575 Broadway Loan, the ground lease requires that the transferee be an “Institution” (as such term is defined in the ground lease).  In addition, except in connection with an assignment of the ground lease to lender, its successors and assigns or a wholly owned affiliate of either (provided such entity is an “Institution” (as defined in the ground lease)), such purchaser will be required to post one-year of base rent as a security deposit. In the event of a casualty, if the Borrower does not restore the premises, the ground lessor is permitted to terminate the ground lease and retain all insurance proceeds. As such, in the event the Borrower fails to restore the premises, the lender (or a purchaser at foreclosure) will be required to restore the premises or risk losing all rights in the ground lease and related insurance proceeds.  The 575 Broadway Loan is recourse to the non-recourse carveout guarantor in the amount of any deficiency of insurance proceeds anticipated to complete a restoration.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

575 Broadway New York, NY 10012	Collateral Asset Summary 575 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$125,850,000 41.7% 3.47x 14.4%

575 Broadway
575 Broadway
New York, NY 10012
MANHATTAN
BROOKLYN
Chelsea
Flatiron District
Meatpacking District
West Village
Greenwich Village
SoHo
Nolita
Little Italy
Lower East Side
Tribeca
Chinatown
Financial District
Battery Park City
Brooklyn Heights
Hudson River
East River
Holland Tunnel
Williamsburg Bridge
Manhattan Bridge
Brooklyn Bridge
FDR Drive
Brooklyn-Battery Tunnel
Washington Square
New York University
Union Square
Cooper Union
Baruch College
Gramercy Park
Stuyvesant Square
Sara D. Roosevelt Park
Columbus Park
Pace University
NYC City Hall
City Hall Park
Battery Park
W 23rd St
E 23rd St
W 19th St
E 19th St
W 14th St
E 14th St
W 13th St
W 12th St
W 11th St
W 4th St
E 4th St
E Houston St
W Houston St
Bleecker St
Spring St
Delancey St
Rivington St
Grand St
Canal St
Worth St
Chambers St
Fulton St
Broadway
Bowery
9A
78
278
NEW JERSEY
NEW YORK CITY
QUEENS
BROOKLYN
MANHATTAN
Hoboken
Astoria

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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8000 West Broward Boulevard Plantation, FL 33388	Collateral Asset Summary Broward Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 57.0% 2.82x 11.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8000 West Broward Boulevard Plantation, FL 33388	Collateral Asset Summary Broward Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 57.0% 2.82x 11.7%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Regional Mall
Sponsor(1):	Westfield America, Inc.		Collateral:	Fee Simple
Borrower:	Broward Mall LLC		Location:	Plantation, FL
Original Balance(2):	$95,000,000		Year Built / Renovated:	1978 / 1993, 2002, 2012-2013
Cut-off Date Balance:	$95,000,000		Total Sq. Ft. (4):	325,701
% by Initial UPB:	7.3%		Property Management:	Westfield, LLC
Interest Rate:	3.8830%		Underwritten NOI:	$11,145,065
Payment Date:	1st of each month		Underwritten NCF:	$10,565,467
First Payment Date:	April 1, 2013		Appraised Value:	$166,800,000
Maturity Date:	March 1, 2023		Appraisal Date:	January 30, 2013
Amortization:	None
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D or YM1(88), O(7)		Most Recent NOI:	$9,563,038 (December 31, 2012)
Lockbox / Cash Management:	Hard / Springing		2nd Most Recent NOI:	$10,709,904 (December 31, 2011)
			3rd Most Recent NOI:	$9,770,008 (December 31, 2010)
Reserves(3)
	Initial	Monthly	Historical Occupancy(7)
Taxes:	$0	Springing	Most Recent Occupancy:	83.1% (January 28, 2013)
Insurance:	$0	Springing	2nd Most Recent Occupancy:	84.7% (December 31, 2011)
Replacement:	$0	Springing	3rd Most Recent Occupancy:	88.2% (December 31, 2010)
TI/LC:	$0	Springing
(1)   The Sponsor is also the sponsor of the mortgage loan in the pool known as Santa Anita Mall, which has an original principal balance of $70,000,000.
(2)   The Broward Mall Loan is evidenced by two promissory notes with an aggregate original principal balance of $95,000,000.
(3)   See “Initial Reserves”, “Ongoing Reserves”  and “Guaranty” herein.
(4)   The Broward Mall Property will have a total of 1,037,728 sq. ft. including Sears, Macy’s, JC Penney and Dillard’s, which own their own land and improvements totaling 712,027 sq. ft. (which is not part of the collateral).  Cut-off Date Balance / Sq. Ft. and Balloon Balance / Sq. Ft. are calculated based on the 325,701 sq. ft. of collateral only.  Total Sq. Ft. includes 55,509 sq. ft. of theater space that is currently under construction. See “Guaranty” herein.
(5)   Balloon LTV is based on the “as is” appraised value of $166.8 million as of January 30, 2013.  Based on the “as stabilized” value of $209.0 million as of February 1, 2015 the balloon LTV is 45.5%.
(6)   Excluding the 55,509 sq. ft. of theater space that is currently under construction and the related lease with Regal Cinemas, the Underwritten NOI DSCR, Underwritten NCF DSCR, Underwritten NOI Debt Yield and Underwritten NCF Debt Yield would be 2.60x, 2.44x, 10.2% and 9.6%, respectively.
(7)   2nd Most Recent Occupancy and 3rd Most Recent Occupancy shown in the table are based on historical operating statements and occupancy percentages provided by the Borrower based on the in-line collateral only.  Most recent occupancy shown in the table above is based on historical operating statements and occupancy percentages provided by the Borrower, based on the 325,701 sq. ft. of collateral only and including 55,509 sq. ft. of theater space that is currently under construction as occupied space.

Financial Information
Cut-off Date Balance / Sq. Ft. (4):		$292
Balloon Balance / Sq. Ft. (4):		$292
Cut-off Date LTV:		57.0%
Balloon LTV(5):		57.0%
Underwritten NOI DSCR(6):		2.98x
Underwritten NCF DSCR(6):		2.82x
Underwritten NOI Debt Yield(6):		11.7%
Underwritten NCF Debt Yield(6):		11.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8000 West Broward Boulevard Plantation, FL 33388	Collateral Asset Summary Broward Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 57.0% 2.82x 11.7%

Anchor and Major Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area (2)	U/W Annual Base Rent Per Sq. Ft.(3)(4)	% of Owned U/W Base Rent(3)(4)	Lease Expiration	2012 Total Sales (000s)	Sales Per Sq. Ft.(5)	Occupancy Cost (% of Sales)(5)(6)
Non-Collateral Anchor Tenants
Sears	CCC/B3/CCC+	209,609	20.2%	NAP	NAP	NAP	NAV	NAV	NAP
Macy’s	BBB/Baa3/BBB	201,500	19.4	NAP	NAP	NAP	NAV	NAV	NAP
JC Penney	B/Caa1/B-	158,360	15.3	NAP	NAP	NAP	NAV	NAV	NAP
Dillard’s	BB+/Ba3/BB	142,558	13.7	NAP	NAP	NAP	NAV	NAV	NAP
Subtotal		712,027	68.6%				NAV	NAV	NAP

Theatre Tenant
Regal Cinemas(7)	B+/B1/B+	55,509	5.3%	$24.00	14.4%	11/30/2028	NAV	NAV	NAV
Subtotal		55,509	5.3%	$24.00	14.4%		NAV	NAV	NAV

Major In-Line Tenants
Love Culture	NAV	10,000	1.0%	$21.20	2.3%	7/31/2021	$2,862	$286	10.4%
Victoria’s Secret	BB+/Ba1/BB+	9,819	0.9	$37.00	3.9	1/31/2015	$6,538	$666	9.8%
Express and Express Men	BB+/Ba2/BB	9,010	0.9	$36.00	3.5	1/31/2014	$2,946	$327	19.7%
Subtotal		28,829	2.8%	$31.21	9.7%		$12,346	$428	12.3%

Other(8)	Various	186,284	18.0%	$37.73	75.9%	Various	$51,869	$422	16.2%
Vacant	NAP	55,079	5.3	NAP	NAP	NAP	NAP	NAP	NAP
Total/Wtd. Avg.(9)		1,037,728	100.0%	$34.22	100.0%		NAP	NAP	NAP
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	% of Net Rentable Area is based on total mall sq. ft. of 1,037,728, inclusive of non-owned anchor tenants.
(3)	U/W Annual Base Rent Per Sq. Ft. and % of Owned U/W Base Rent include contractual rent steps through February 1, 2014 as well as percentage-in-lieu rent that was calculated based on 2012 Total Sales.
(4)	U/W Annual Base Rent Per Sq. Ft. and % of Owned U/W Base Rent are based on total occupied underwritten base rent and exclude any gross up of vacant space.
(5)	Sales Per Sq. Ft. and Occupancy Cost (% of Sales) are based on 2012 Total Sales figures.
(6)
Occupancy Cost (% of Sales) is calculated as (A) the sum of (i) underwritten base rent, inclusive of percentage in lieu rent that was calculated based on 2012 Total Sales and (ii) the tenant-by-tenant expense recoveries per the rent roll dated January 28, 2013, divided by (B) the 2012 Total Sales.

(7)	Regal Cinemas has executed a lease for 55,509 sq. ft. of space that is currently under construction. See “Guaranty” below.
(8)
Other Sales Per Sq. Ft. and Occupancy Cost (% of Sales) include all tenants less than or equal to 10,000 sq. ft. that reported 2010, 2011 and 2012 sales (excluding kiosk, ATM, food court and other non-mall-shop tenants).

(9)	Wtd. Avg. U/W Annual Base Rent Per Sq. Ft. is based on total occupied collateral sq. ft. of 270,622, including Regal Cinemas, and excluding any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8000 West Broward Boulevard Plantation, FL 33388	Collateral Asset Summary Broward Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 57.0% 2.82x 11.7%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(2)(3)	% U/W Base Rent Rolling(2)(3)	Cumulative % of U/W Base Rent(2)(3)
MTM	10	23,771	7.3%	23,771	7.3%	$17.56	4.6%	4.6%
2013	4	9,009	2.8	32,780	10.1%	$33.23	3.3	7.8%
2014	20	52,432	16.1	85,212	26.2%	$29.61	17.0	24.8%
2015	16	35,329	10.8	120,541	37.0%	$42.45	16.4	41.2%
2016	9	11,361	3.5	131,902	40.5%	$56.02	7.0	48.2%
2017	10	19,430	6.0	151,332	46.5%	$45.88	9.7	57.9%
2018	9	18,786	5.8	170,118	52.2%	$56.79	11.7	69.6%
2019	6	11,559	3.5	181,677	55.8%	$45.41	5.7	75.3%
2020	3	6,499	2.0	188,176	57.8%	$37.32	2.7	78.0%
2021	3	12,380	3.8	200,556	61.6%	$25.97	3.5	81.5%
2022	3	8,103	2.5	208,659	64.1%	$28.88	2.6	84.1%
2023	3	6,454	2.0	215,113	66.0%	$19.38	1.4	85.4%
Thereafter	1	55,509	17.0	270,622	83.1%	$24.00	14.6	100.0%
Vacant	NAP	55,079	16.9	325,701	100.0%	NAP	NAP
Total / Wtd. Avg.	97	325,701	100.0%			$33.79	100.0%
(1)
Certain tenants may have early termination options that may become exercisable prior to the stated lease expiration date in the subject lease. Such early termination dates are not considered in this chart.

(2)	Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through February 1, 2014.
(3)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

The Loan.    The Broward Mall loan (the “Broward Mall Loan”) is a $95.0 million ($292 per sq. ft. of owned collateral), fixed rate loan secured by the borrower’s fee simple interest in a 325,701 sq. ft. portion (the “Broward Mall Collateral”) of a 1,037,728 sq. ft. regional mall located at 8000 West Broward Boulevard in Plantation, Florida (the “Broward Mall Property”).  The Broward Mall collateral does not include anchors Sears, Macy’s, JC Penney and Dillard’s.  Major national tenants at the Broward Mall Property include Love Culture, Victoria’s Secret, and Express and Express Men. The Broward Mall Loan has a 10-year term, is interest-only and accrues interest at a fixed rate equal to 3.8830%.

The Broward Mall Loan proceeds were used to refinance existing debt of approximately $52.0 million, pay closing costs of $666,596 and return equity to the Sponsor of approximately $42.3 million.  Based on the appraised value of $166.8 million as of January 30, 2013, the cut-off date LTV is 57.0%.

The Borrower / Sponsor.    The borrower, Broward Mall LLC (the “Borrower”), is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with at least two independent directors in its organizational structure. The sponsor of the Borrower and the non-recourse carveout guarantor is Westfield America, Inc. (the “Sponsor”). Liability under the recourse guaranty is limited to $9.5 million. In addition, the Sponsor has provided a payment guaranty and a springing payment guaranty, as described below under the “Guarantees”.  The Sponsor is a real estate investment trust (“REIT”) with interests in 55 shopping centers made up of 50 super-regional shopping centers, four regional shopping centers and one power center in markets such as Northern California, Chicago, southern Florida, Los Angeles, New Jersey, New York, San Diego and suburban Washington, DC.  The Sponsor’s US shopping center portfolio encompasses approximately 63 million sq. ft. of retail space within 12 states, which it leases to nearly 9,000 specialty retailers.  Within the state of Florida, the Sponsor has interests in seven properties, including the Broward Mall Property.

The Property.    The Broward Mall Property consists of a bi-level, 1,037,728 sq. ft. total and 325,701 collateral sq. ft. enclosed mall situated on a 30.53-acre site.  Anchor tenants at the Broward Mall Property include Sears, Macy’s, JC Penney and Dillard’s, which are not included in the Broward Mall collateral. In-line tenants include a diverse mix of nationally recognized retailers such as: Victoria’s Secret, Express and Express Men, New York & Company, Finish Line, Hollister Co., American Eagle Outfitters, Bath & Body Works, Ann Taylor Loft and Aeropostale. Regal Cinemas signed a lease with the Borrower and is expected to take occupancy upon completion of its 55,509 sq. ft. addition anticipated to be completed in December 2013.  For information regarding the Regal Cinemas occupancy, see “The Guarantees” below. Mall shop space consists of approximately 89 stores totaling 186,268 sq. ft. inclusive of the food court and kiosks. As of the January 28, 2013 rent roll, the Broward Mall Property was 94.7% occupied and the Broward Mall Collateral was 83.1% occupied. In 2012 the Broward Mall Property generated approximately $220.0 million in gross sales including comp in-line and major tenant sales of $422 per sq. ft. and occupancy cost of 16.2%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8000 West Broward Boulevard Plantation, FL 33388	Collateral Asset Summary Broward Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 57.0% 2.82x 11.7%

The Broward Mall Property was built in 1978 and has been renovated several times, with the most recent renovations expected to be completed in 2013.  The extensive renovation and expansion currently being completed at the Broward Mall Property includes the addition of a 55,509 sq. ft., 12-screen movie theater and the reconfiguration of approximately 46,674 sq. ft. of in-line space.  The renovation was started in 2012 and is scheduled to be completed by December 2013. The Borrower reportedly purchased the Broward Mall Property in 2009 for $228.0 million and has since invested $6.3 million in capital expenditures and has reportedly budgeted approximately $24.0 million for the current renovation.

The Broward Mall Property is located along South University Drive and West Broward Boulevard, both major thoroughfares and retail corridors within the area.  According to the appraisal, approximately 102,500 vehicles travel past the Broward Mall Property daily along its fronting thoroughfares.  Primary access to the Broward Mall Property is provided by South University Drive, which connects with the Port Everglade Expressway (I-595) approximately one mile south of the Broward Mall Property, and West Broward Boulevard, which connects with Florida’s Turnpike (Route 91) approximately one mile west.  Broward Boulevard also connects with Interstate 95 approximately 3 miles east of the Broward Mall Property.  The immediate neighborhood is considered a suburban location and is located approximately 10 miles west of the Fort Lauderdale Central Business District (“CBD”) and 25 miles north of the Miami CBD.  The Broward Mall Property is located approximately 12 miles from the Fort Lauderdale International Airport. According to the appraisal, the Broward Mall Property’s trade area is projected to include 2,817,933 people (within a 20 mile radius as of 2012) with a median household income of $46,556.

The chart below details the Broward Mall Property’s tenancy by general type.

Broward Mall Property Tenant Type Summary
Tenant Type	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Annual Base Rent Per Sq. Ft.(1)	% of Total U/W Base Rent(1)(2)	Average Remaining Lease Term (Yrs)	2012 Sales Per Sq. Ft.	Occupancy Cost (% of Sales)(3)
Anchor Tenants (non-collateral)(4)	712,027	NAP	NAP	NAP	NAP	$198	NAP

Theater	55,509	17.0	$24.00	14.4%	15.7	NAV	NAV
Major – Non-Comp	10,000	3.1	$21.20	2.3	8.3	NAV	NAV
In-line <10,000 sq. ft. – Comp	122,995	37.8	$38.28	50.8	3.2	$422	16.2%
In-line <10,000 sq. ft. – Non-Comp	71,632	22.0	$21.15	16.4	3.0	NAV	NAV
Food Court – Comp	4,490	1.4	$125.41	6.1	3.4	$1,007	16.1%
Food Court – Non-Comp	4,035	1.2	$71.67	3.1	6.1	NAV	NAV
ATM/Kiosk/Other(5)	1,961	0.6	$326.40	6.9	1.7	$2,348	21.8%
Vacant	55,079	16.9	NAP	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(6)(7)(8)	325,701	100.0%	$34.22	100.0%
(1)	U/W Annual Base Rent Per Sq. Ft. and % of Total U/W Base Rent include contractual rent steps through February 1, 2014 and percentage-in-lieu of rent that was calculated based on 2012 Total Sales.
(2)	% of Total U/W Base Rent is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes any gross up of vacant space.
(3)
Occupancy Cost (% of Sales) is calculated as (A) the sum of (i) underwritten base rent, inclusive of percentage in lieu of rent that was calculated based on 2012 total sales and (ii) the tenant-by-tenant expense recoveries per the rent roll dated January 28, 2013, divided by (B) the 2012 Total Sales.

(4)	Anchor Tenants (non-collateral) includes Sears (209,609 sq. ft.), Macy’s (201,500 sq. ft.), JC Penney (158,360 sq. ft.), and Dillard’s (142,558 sq. ft.).
(5)	ATM/Kiosk/Other 2012 Sales Per Sq. Ft. and Occupancy Cost (% of Sales) include only kiosk tenants that reported 2010, 2011 and 2012 sales.
(6)	Wtd. Avg. U/W Annual Base Rent Per Sq. Ft. is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes any gross up of vacant space.
(7)	Total Net Rentable Area (Sq. Ft.) excludes Anchor Tenants (non-collateral).
(8)	Wtd. Avg. U/W Annual Base Rent Per Sq. Ft. is exclusive of Anchor Tenants (non-collateral).

The Market.    The Broward Mall Property is located in the Plantation Submarket of Plantation, Florida, within close proximity of the Port Everglade Expressway (Interstate 595) and Florida’s Turnpike (Route 91), approximately 10 miles west of Fort Lauderdale CBD. The area surrounding the Broward Mall Property is accessed by the Florida Turnpike, the Sawgrass Expressway, Interstate 95, and Interstate 595.  The Florida Turnpike is a north-south toll road the runs through the state. Interstate 95 is located about 3 miles east of the Broward Mall Property and is a major expressway on the east coast of the United States running parallel to the Atlantic Ocean between Florida and New England.  The Broward Mall Property is the only regional mall in Plantation and the appraisal identifies a trade area for the Broward Mall Property of up to 20 miles. Broward County has an estimated 2012 population of approximately 1.8 million and is projected to increase at a 0.4% annual rate over the next five years.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8000 West Broward Boulevard Plantation, FL 33388	Collateral Asset Summary Broward Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 57.0% 2.82x 11.7%

The area surrounding the Broward Mall Property contains a complementary mix of residential, medical and golf course properties that further enhance demand for retail uses.  Major traffic generators in the area include Plantation General Hospital and DHL’s World Headquarters.  The Broward Mall Property’s central location makes it convenient for travel in all areas of Broward County, the airports and seaports, as well as Miami-Dade County to the south and Palm Beach County to the north.  Surrounding retail developments include an adjacent Target store, Plantation Marketplace (1.0 mile east), Plantation Center Shopping Center (1.0 mile east) and Plantation Village Shopping Center (3.0 miles east).  Other area developments include Westside Regional Medical Center (across the street), Plantation Preserve Golf Course (0.9 mile east), and Jacaranda Golf Club (1.5 mile west).

The Broward Mall Property is located in Plantation, Broward County, Florida, within the Miami-Fort Lauderdale-Pompano Beach-Homestead Statistical Metropolitan Area (“Miami SMA”) which had an estimated 2013 population of 5,761,842. According to a market research report the estimated 2013 population within a 5-, 10- and 20-mile radius of the Broward Mall Property is 378,051, 1,232,587, and 2,888,165, respectively. Through 2018, the populations within a 5-, 10-, and 20- mile radius are expected to grow at 4.5%, 4.6%, and 5.3%, respectively.

Average estimated household income for 2013 within a 5-, 10- and 20-mile radius is $59,993, $63,626, and $62,837, respectively, compared to the State of Florida average of $64,767. Approximately 16.7% of the population within a 10-mile radius of the Broward Mall Property has an average estimated household income of $100,000 or more.

The chart below details the Broward Mall Property’s competitive set.

Competitive Property Summary(1)
Property	Year Built / Renovated	Total GLA	Major Tenants	Occupancy %(2)	Proximity (miles)
Broward Mall Property	1978 / 1993, 2002, 2012-2013	1,037,728	JC Penney, Macy’s, Dillard’s, Sears	94.7%	Subject
Coral Square	1984 / 2009	941,000	JC Penney, Sears, Macy’s, Kohls	95.0%	8.8
Town Center at Boca Raton	1980	1,754,000	Bloomingdales, Macy’s, Nordstrom, Saks Fifth Ave, Sears	97.0%	24.0
Sawgrass Mills	1990	2,248,000	Bed Bath & Beyond, Burlington Coat, Off 5th-Saks Fifth Ave Outlet, Regal Cinemas, Super Target	95.0%	6.3
The Galleria	1980	1,300,000	Dillard’s, Galleria Cinema, Macy’s, Neiman Marcus	90.0%	10.0
Pembroke Lakes Mall	1992	1,140,000	Dillard’s, JC Penney, Macy’s, Sears	96.0%	11.0
(1)	Source: Appraisal.
(2)	Based on total mall GLA including any non-owned anchors.

The Broward Mall Property is the dominant mall in its trade area due to its above average access and exposure at the intersection of South University Drive and West Broward Boulevard, which are major retail thoroughfares and connect Florida’s Turnpike (Route 91), the Port Everglade Expressway (Interstate 595), and Interstate 95. South University Drive and West Broward Boulevard have a combined reported traffic count of approximately 102,500 vehicles per day.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8000 West Broward Boulevard Plantation, FL 33388	Collateral Asset Summary Broward Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 57.0% 2.82x 11.7%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2010	12/31/2011	12/31/2012	U/W	U/W Per Sq. Ft.(1)
Base Rent(2)	$9,266,422	$8,807,076	$7,888,396	$8,904,740	$27.34
Percentage Rent(3)	55,722	116,203	166,170	116,453	0.36
Rent Steps(4)	0	0	0	239,215	0.73
Value of Vacant Space(5)	0	0	0	3,034,112	9.32
Gross Potential Rent	$9,322,144	$8,923,279	$8,054,566	$12,294,521	$37.75
Total Recoveries	5,693,733	6,483,747	6,583,495	8,842,253	27.15
Total Other Income(6)	1,246,033	1,414,445	1,335,790	1,469,321	4.51
Less: Vacancy(7)	(144,929)	(91,584)	(45,576)	(4,759,077)	(22.5%)
Effective Gross Income	$16,116,981	$16,729,887	$15,928,275	$17,847,018	$54.80
Total Operating Expenses	6,346,973	6,019,983	6,365,237	6,701,952	20.58
Net Operating Income	$9,770,008	$10,709,904	$9,563,038	$11,145,065	$34.22
TI/LC	0	0	0	429,777	1.32
Capital Expenditures	0	0	0	149,822	0.46
Net Cash Flow	$9,770,008	$10,709,904	$9,563,038	$10,565,467	$32.44
(1)	U/W Per Sq. Ft. based on collateral square footage of 325,701.
(2)	U/W Base Rent is based on the rent roll dated January 28, 2013.
(3)	U/W Percentage Rent is based on percentage-in-lieu rent per the rent roll dated January 28, 2013 and 2012 Total Sales.
(4)	U/W Rent Steps includes contractual rent increases through February 1, 2014 (and includes Regal Cinemas rent).
(5)	U/W Value of Vacant Space is based on vacant sq. ft. as of the rent roll dated January 28, 2013 grossed up at the appraiser’s market rent conclusion for each respective space type.
(6)	Total Other Income includes specialty leases and storage income.
(7)	Less: Vacancy is based on the economic vacancy of current vacant units at the appraiser’s market rent conclusion for each unit type.

Non-Collateral Anchor Tenants Historical Sales Per Sq. Ft.(1)
Tenant	2010	2011	2012
Sears	$181	$183	$183
Macy’s	$341	$362	$278
JC Penney	$190	$201	$205
Dillard’s	$142	$147	$100
(1)	Based on historical sales statements provided by the Borrower.

Property Management.     The Broward Mall Property is managed by Westfield, LLC, an affiliate of the Borrower.

Lockbox / Cash Management.    The Broward Mall Loan is structured with a hard lockbox and springing cash management.  In-place cash management and a cash sweep of all excess cash into a lender controlled account are triggered upon the occurrence of an event of default by the Borrower.

Initial Reserves.    None.

Ongoing Reserves.    During the continuation of a Broward Mall DSCR Trigger Event, the Broward Mall Loan documents require monthly escrows to be deposited in the amount of (i) 1/12th of the taxes the lender estimates will be payable during the next twelve months into the tax reserve account, (ii) 1/12th of the insurance premiums that the lender estimates will be payable during the next twelve months into the insurance reserve account, (iii) $12,485 into the capital expenditure/replacement reserve account, and (iv) $35,815 into the TILC reserve account. “Broward Mall DSCR Trigger Event” occurs if the debt service coverage ratio falls below 1.20x, calculated based on the previous 12 months and tested on the first day of each calendar quarter.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8000 West Broward Boulevard Plantation, FL 33388	Collateral Asset Summary Broward Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 57.0% 2.82x 11.7%

Partial Release.  The Borrower is permitted to obtain the release of certain non-income producing, non-material portions of the Broward Mall Property (including parking areas) from the lien of the Mortgage, subject to conditions specified in the Broward Mall Loan documents.

The Guarantees.  The Sponsor provided (i) a completion guaranty (the “Completion Guaranty”) in an amount of $17.0 million, which limit will be reduced to $6.0 million if it remains outstanding after the date the springing payment guaranty (“Springing Guaranty”) becomes effective and (ii) a Springing Guaranty in an amount of $11.0 million.  The Completion Guaranty guarantees the obligation of the Borrower to (A) complete the reconfiguration and expansion of the mall to add a movie theater, a restaurant, a renovated food court and other work all as more particularly described in the Broward Mall Loan Documents (the “Project”) and (B) timely complete all work required to be completed by the Borrower under and in accordance with the terms of the lease with Regal Cinemas (the “Regal Lease”, and such work, the “Regal Work”).  In the event that (x) the Regal lease has been terminated prior to the completion of the Project or (y) Borrower elects not to complete the Project (other than the Regal Work, which Borrower is required to perform so long as it is obligated to perform such work under the Regal Lease), Borrower is required to either restore the property to the same condition as it was prior to the commencement of the Project or alter the Property such that it contains not less than 267,323 square feet of total net leasable area of in-line space, in each case subject to other requirements set forth in the Broward Mall Loan Documents (the “Project Restoration”).

The Completion Guaranty will terminate upon the earlier to occur of (i) the satisfaction of the Completion Guaranty Standard Release Conditions (defined below) and (ii) the date that is the later of (x) Borrower having completed the Project Restoration and paid all costs and expenses related to the Regal Work and (y) the Springing Guaranty having become effective (other than as a result of the occurrence of an event of default).

“Completion Guaranty Standard Release Conditions” means (x) the occurrence of the “Delivery Date” (as such term is defined in the Regal Lease), (y) Regal Cinemas has commenced rent payments and (z) the Borrower has paid all costs and expenses incurred in connection with the Regal Work as required under Regal Lease.

The Springing Guaranty will be in effect following (A) the failure of Borrower to satisfy the Completion Guaranty Standard Release Conditions on or before August 19, 2014 (subject to delays caused by force majeure), (B) the failure by Regal Cinemas to open for business within the time period required under the Regal Lease, (C) the failure by Regal Cinemas to commence payment of rent as required by Section 5.02 of the Regal Lease, or (D) the occurrence and during the continuance of an event of default and the acceleration of the Broward Mall Loan.  The Springing Guaranty expires upon the earlier to occur of (i) satisfaction of the  Completion Guaranty Standard Release Conditions and (ii) Regal Cinemas being open for business; provided that in the event clause (i) or (ii) is not satisfied, the Springing Guaranty will terminate upon Borrower (x) leasing the Regal premises to one or more replacement tenants or (y) leasing other newly constructed space (i.e., space that was not income producing, occupied or existing prior to such new construction) to one or more replacement Tenant(s), in the case of each of (x) and (y),  in accordance with the terms and requirements set forth in the Springing Guaranty and the Loan Agreement.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8000 West Broward Boulevard Plantation, FL 33388	Collateral Asset Summary Broward Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 57.0% 2.82x 11.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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5080 Riverside Drive Macon, GA 31210	Collateral Asset Summary The Shoppes at River Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,350,000 71.1% 1.73x 10.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5080 Riverside Drive Macon, GA 31210	Collateral Asset Summary The Shoppes at River Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,350,000 71.1% 1.73x 10.1%

Mortgage Loan Information	Property Information
Loan Seller:	Barclays Bank PLC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type:	Retail - Anchored
Sponsor:	GGP Limited Partnership	Collateral:	Fee Simple
Borrower:	River Crossing Shoppes, LLC	Location:	Macon, GA
Original Balance:	$77,350,000	Year Built / Renovated:	2008 / NAP
Cut-off Date Balance:	$77,350,000	Total Sq. Ft.(3):	527,963
% by Initial UPB:	6.0%	Property Management:	General Growth Services, Inc.
Interest Rate:	3.7500%	Underwritten NOI(5):	$7,796,049
Payment Date:	6th of each month	Underwritten NCF:	$7,451,130
First Payment Date:	April 6, 2013	Appraised Value:	$108,750,000
Maturity Date:	March 6, 2023	Appraisal Date:	February 21, 2013
Amortization:	Interest-only for 60 months;
360 months thereafter	Historical NOI
Additional Debt(1):	None	Most Recent NOI(5):	$7,164,156 (December 31, 2012)
Call Protection:	L(25), D(91), O(4)	2nd Most Recent NOI:	$6,670,770 (December 31, 2011)
Lockbox / Cash Management:	Hard / Springing	3rd Most Recent NOI:	$5,642,108 (December 31, 2010)

Reserves(2)	Historical Occupancy
Initial	Monthly	Most Recent Occupancy:	94.3% (February 28, 2013)
Taxes:	$0	Springing	2nd Most Recent Occupancy:	91.8% (December 31, 2011)
Insurance:	$0	Springing	3rd Most Recent Occupancy:	90.0% (December 31, 2010)
Replacement:	$0	Springing
(1)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   Based on a total of 527,963 sq. ft. of which 144,719 sq. ft. are ground leased to three tenants.
(4)   Based on amortizing debt service payments. The current interest-only payments result in an Underwritten NOI DSCR and Underwritten NCF DSCR of 2.65x and 2.53x, respectively.
(5)   The majority of the increase in U/W NOI from 2012 NOI is due to tenant lease up in 2012, rent steps taken through year end, and annual increases in contractual expense recoveries.

Rollover:	$0	Springing
Dick’s Sporting Goods:	$1,350,000	$0

Financial Information
Cut-off Date Balance / Sq. Ft. (3):	$147
Balloon Balance / Sq. Ft.(3):	$132
Cut-off Date LTV:	71.1%
Balloon LTV:	64.3%
Underwritten NOI DSCR(4):	1.81x
Underwritten NCF DSCR(4):	1.73x
Underwritten NOI Debt Yield:	10.1%
Underwritten NCF Debt Yield:	9.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5080 Riverside Drive Macon, GA 31210	Collateral Asset Summary The Shoppes at River Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,350,000 71.1% 1.73x 10.1%

Tenant Summary

Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area(2)	U/W Annual Base Rent Per Sq. Ft.(3)	% of U/W Base Rent(3)	Lease Expiration	2012 Total Sales (000s)	Sales Per Sq. Ft.(4)	Occupancy Cost (% of Sales)(4)
Non-Owned Collateral
Dillard’s(5)	BB+/Ba3/BB+	200,000	NAP	NAP	NAP	12/31/2035	$17,000	$85	NAP

Ground Lease Anchor Tenants
Belk(6)	NR/NR/NR	133,219	25.2%	NAP	NAP	10/14/2107	$22,000	$165	NAP

Major In-Line Tenants
Dick’s Sporting Goods(7)	NR/NR/NR	50,000	9.5%	$9.50	6.2%	1/31/2020	NAV	NAV	NAV
Barnes & Noble(8)	NR/NR/NR	29,314	5.6	$13.99	5.4	1/31/2019	$6,900	$235	5.9%
Jo-Ann Fabrics & Crafts(9)	NR/NR/NR	20,331	3.9	$9.00	2.4	1/31/2021	$2,199	$108	8.3%
DSW Shoe Warehouse(10)	NR/NR/NR	15,000	2.8	$14.50	2.9	1/31/2019	$3,673	$245	7.4%
Subtotal / Wtd. Avg.		114,645	21.7%	$11.21	16.9%		$12,773	$198	6.8%

Ground Lease Tenants
Sticky Fingers Restaurants	NR/NR/NR	6,000	1.1%	$40.33	3.2%	6/30/2023	$1,467	$244	16.0%
Chili’s Bar & Grill	NR/NR/NR	5,500	1.0	$20.00	1.4	10/31/2018	$2,141	$389	5.8%
Subtotal / Wtd. Avg.		11,500	2.2%	$30.61	4.6%		$3,608	$314	10.0%

Other(11)	NAP	238,610	45.2%	$24.99	78.5%	Various	$76,833	$359	9.5%
Vacant	NAP	29,989	5.7%	NAP	NAP	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(12)		527,963(13)	100.0%	$20.84	100.0%		NAP	NAP	NAP
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	% of Net Rentable Area is based on total mall sq. ft. of 527,963, inclusive of ground lease anchor tenants and other ground lease tenants.
(3)
U/W Annual Base Rent Per Sq. Ft. and % of U/W Base Rent include contractual rent steps through December 31, 2013 as well as percentage-in-lieu of rent that was calculated based on January 2013 trailing twelve months sales.

(4)	Sales Per Sq. Ft. and Occupancy Cost (% of Sales) are based on January 2013 trailing twelve month sales.
(5)
Estimated Dillard’s sales were provided by the Sponsor. Approximately 50,000 sq. ft. of the Dillard’s space is non-selling and planned for expansion. Excluding 50,000 sq. ft. of gross leasable area, Dillard’s sales per sq. ft. was $113.

(6)	Belk is under a ground lease for 133,219 sq. ft. that expires on October 14, 2107. Estimated Belk sales were provided by the Sponsor.
(7)	Dick’s Sporting Goods has four five-year extension options (see rent reduction provision under “The Property” and “Initial Reserves”).
(8)	Barnes & Noble has two five-year extension options.
(9)
Jo-Ann Fabrics & Crafts has three five-year extension options. Jo-Ann Fabrics & Crafts may terminate its lease if the average of tenant’s annual gross sales for the premises during the period commencing on the first day of the 25th month of the lease term and ending on the last day of the 48th month of the lease term (“Threshold Period”), does not exceed $100.00 per sq. ft. of gross leasable area of the premises. Tenant may terminate this lease by giving landlord 12 months written notice of termination, which notice must be given within 12 months after the expiration of the Threshold Period.

(10)
DSW Shoe Warehouse has one five-year extension option. DSW Shoe Warehouse may terminate its lease if during the fifth lease year, gross sales are less than $4,500,000. If tenant so terminates the lease, tenant must pay a termination fee in the amount of $150,000.

(11)
Other tenant Sales Per Sq. Ft. and Occupancy Cost (% of Sales) are based on comp in-line sales as of trailing twelve month ending January 2013 for tenants less than 10,000 sq. ft. reported by Borrower.

(12)	Wtd. Avg. U/W Annual Base Rent Per Sq. Ft. is based on total occupied sq. ft. of 364,755, which excludes ground lease anchor tenants totaling 133,219 sq. ft. as well as any gross up of vacant space.
(13)	Total Net Rentable Area (Sq. Ft.) excludes non-owned collateral.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5080 Riverside Drive Macon, GA 31210	Collateral Asset Summary The Shoppes at River Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,350,000 71.1% 1.73x 10.1%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(2)(3)	% U/W Base Rent Rolling(2)(3)	Cumulative % of U/W Base Rent(2)(3)
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2014	5	13,336	2.5	13,336	2.5%	$27.42	4.8	4.8%
2015	4	7,762	1.5	21,098	4.0%	$24.05	2.5	7.3%
2016	1	2,400	0.5	23,498	4.5%	$20.83	0.7	7.9%
2017	0	0	0.0	23,498	4.5%	$0.00	0.0	7.9%
2018	24	92,986	17.6	116,484	22.1%	$27.10	33.1	41.1%
2019	17	114,161	21.6	230,645	43.7%	$19.06	28.6	69.7%
2020	4	59,857	11.3	290,502	55.0%	$12.56	9.9	79.6%
2021	6	45,700	8.7	336,202	63.7%	$16.50	9.9	89.5%
2022	5	19,403	3.7	355,605	67.4%	$24.55	6.3	95.8%
2023	2	9,150	1.7	364,755	69.1%	$35.05	4.2	100.0%
Thereafter(4)	1	133,219	25.2	497,974	94.3%	$0.00	0.0	100.0%
Vacant	NAP	29,989	5.7	527,963	100.0%	NAP	NAP
Total / Wtd. Avg.	69	527,963	100.0%			$20.84	100.0%
(1)
Certain tenants may have early termination options that may become exercisable prior to the stated lease expiration date in the subject lease. Such early termination dates are not considered in this chart.

(2)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through December 31, 2013 as well as percentage-in-lieu of rent that was calculated based on January 2013 trailing twelve months sales.

(3)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the occupied base rent and occupied sq. ft. and exclude any gross up of vacant space. Wtd. Avg. Annual U/W Base Rent Per Sq. Ft excludes a ground lease anchor totaling 133,219 sq. ft.

(4)	Belk is under a ground lease for 133,219 sq. ft. that expires on October 14, 2107. Current annual ground lease rent is $10.00.

The Loan.  The Shoppes at River Crossing loan (“The Shoppes at River Crossing Loan”) is a $77.4 million ($147 per sq. ft.) fixed rate loan secured by the borrower’s fee simple interest in a 527,963 sq. ft. one-story outdoor, anchored, lifestyle retail center built in 2008 and located at 5080 Riverside Drive, Macon, Georgia (the “The Shoppes at River Crossing Property”). The Shoppes at River Crossing Loan has a 10-year term with an interest-only period of 60 months and amortizes on a 30-year amortization schedule thereafter. The Shoppes at River Crossing Loan accrues interest at 3.7500%.

The Shoppes at River Crossing Loan proceeds were used to refinance existing debt of approximately $38.0 million, fund upfront reserves of $1.35 million and pay closing costs of approximately $357,097. Based on the “as-is” appraised value of $108.8 million as of February 21, 2013, the cut-off date LTV is 71.1%. The Sponsor reported a cost basis of $92.2 million, which includes $21.0 million in soft costs related to The Shoppes at River Crossing Property development and include design and architect expenses.

The Borrower / Sponsor.   The borrower, River Crossings Shoppes, LLC (“Borrower”), is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organization structure.  The sponsor of the Borrower and the non-recourse carveout guarantor is GGP Limited Partnership (“Sponsor” and “Guarantor”). The Borrower consists of a 50/50 joint venture between the Sponsor and Wilson Macon, LLC, an affiliate of Jim Wilson and Associates, LLC. The Sponsor’s parent, General Growth Properties, Inc. (“GGP”) is one of the largest owners and operators of regional malls in the nation with an ownership interest in 126 regional malls in the United States and 18 malls in Brazil, comprising approximately 135 million sq. ft. of gross leasable area as of December 31, 2012. For the year ended December 31, 2012, GGP announced funds from operation increase of 13.7% to $994 million, or $0.99 per diluted share, from $874 million, or $0.88 per diluted share, in the prior year period. GGP U.S. regional mall leased percentage was 96.1% at quarter end, an increase of 60 basis points from December 31, 2011.  In addition, initial rental rates for leases commencing in 2012 on a suite-to-suite basis increased 10.2%, or $5.74 per sq. ft., to $61.84 per sq. ft. when compared to the rental rate for expiring leases.

Jim Wilson & Associates, LLC, based in Montgomery, Alabama, is a privately owned real estate company specializing in shopping centers, residential real estate investments, offices, condominiums, hotels and mixed-use developments. With over three decades of real estate experience, JWA has developed in excess of 22 million sq. ft., of shopping center space. The company’s development portfolio includes residential communities and condominium residences, mixed-use developments, Class A office buildings and hotel and country club assets.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5080 Riverside Drive Macon, GA 31210	Collateral Asset Summary The Shoppes at River Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,350,000 71.1% 1.73x 10.1%

The Property. The Shoppes at River Crossing Property consists of a one-story outdoor, anchored, lifestyle retail center that contains 727,963 sq. ft. of rentable area, of which 527,963 is part of the collateral. Dillard’s owns its own improvements comprising 200,000 sq. ft., Belk’s improvements of 133,219 sq. ft. are subject to a ground lease with the Borrower. There are two other pads comprising 11,500 sq. ft. that are subject to ground leases with the Borrower. The improvements were completed in 2008 and are located at 5080 Riverside Drive in Macon, Georgia. Macon is the heart of central Georgia, serving as the center of industry, medicine and higher education. Anchored by Belk and Dillard’s (whose spaces are not part of the collateral), The Shoppes at River Crossing Property is the first lifestyle center located in central Georgia. With stores like Coach, Francesca’s Collections, Soma Intimates and The White House/Black Market, The Shoppes at River Crossing Property attracts shoppers from 32 surrounding counties. Other key in-line tenants include Aeropostale, American Eagle Outfitters, Bath & Body Works and Victoria’s Secret, as well as Barnes & Noble, Jo-Ann Fabrics & Crafts and DSW Shoe Warehouse. Furthermore, there are a variety of dining options at The Shoppes at River Crossing Property that include Bonefish Grill, Sticky Fingers, Buca Di Beppo, Chili’s Bar & Grill, La Parrilla Mexican Restaurant and Texas Roadhouse. The Shoppes at River Crossing Property was 94.3% occupied as of the February 28, 2013. The Shoppes at River Crossing Property generated $94.4 million in gross sales, including comp in-line sales per sq. ft. of $359 and occupancy cost of 9.5% as of the January 2013 trailing twelve month sales. The sales figures prior to January 2013 trailing twelve month excluded the tenant Peachmac, an exclusive seller of Apple products (excluding the iPhone). Excluding sales from Peachmac, comparable in-line sales are $335 per sq. ft. and occupancy costs are 10.2%.

The Shoppes at River Crossing Property is located just north of Interstate 75, the major north / south artery east of the Mississippi, and north of Interstate 16, which is the region’s major east / west highway. According to the appraisal The Shoppes at River Crossing Property falls within a 5-mile radius comprising a population of 33,778 people with an average household income of $81,340 and 24% of the households within a 5-mile radius have incomes of more than $100,000.

Dick’s Sporting Goods also leases a store at Eisenhower Crossing, 7.5 miles from The Shoppes at River Crossing Property. Upon opening of the store at The Shoppes at River Crossing Property, the Borrower agreed to a potential temporary “reduced minimum rent” to be effective only if Dick’s Sporting Goods closes its Eisenhower Crossing store. The reduced minimum rent would be equal to the then-current rent at River Crossing plus $3.00 per sq. ft. less all rental obligations of Dick’s Sporting Goods under the Eisenhower Crossing lease. The reduced minimum rent would be payable from the closing of Eisenhower Crossing store through the expiration or earlier termination of the Eisenhower Crossing lease (unless the Eisenhower Crossing store reopens before then), in which event the rent reverts to the rent stated in the River Crossing lease.  The reduction in rent has been reserved for in part and guaranteed in part (see “Initial Reserves” and “Ongoing Reserves” herein).

The Market. The Shoppes at River Crossing Property is located along the western side of Riverside Drive (US Highway 23) just north of Interstate 75 in the Macon community of Bibb County. The subject’s neighborhood and market area is identified as the Riverside Drive corridor between Interstate 75 and Bass Road. The Macon central business district is approximately 8 miles southeast of the subject property. The trade area for The Shoppes at River Crossing Property extends 60 miles to the north and south and 50 miles to the east and west.

According to the appraisal, The Shoppes at River Crossing Property is located within an established yet growing commercial area. The Shoppes at River Crossing Property is the primary influence of the neighborhood with supporting commercial, residential and recreational uses. It is also the catalyst for a wide variety of retail uses on nearby sites including the subject property, a number of auto dealerships and freestanding retail buildings as well as suburban office buildings. Other large-scale retail uses nearby include a Bass Pro Shops at the northeastern quadrant of Interstate 75 and Bass Road and a Publix anchored neighborhood center at the northwestern quadrant of Interstate 75 and Bass Road.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5080 Riverside Drive Macon, GA 31210	Collateral Asset Summary The Shoppes at River Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,350,000 71.1% 1.73x 10.1%

The chart below details The Shoppes at River Crossing Property’s competitive set.

Summary of Comparable Properties(1)
Property	Year Built / Renovated	Total GLA	Anchor Tenants	Occupancy %	Proximity to Subject
The Shoppes at River Crossing	2008 / NAP	727,963(2)	Dillard’s, Belk	94.3%	–
Primary Competition
Macon Mall	1975 / 1997	1,032,283	Macy’s, JC Penney	72%	7.5 miles
Eisenhower Crossing - Phase III	2006 / NAP	608,572	Target, Home Depot, Kroger, Dick’s, Best Buy, Ashley Furniture, Marshall’s, Ross, Bed Bath & Beyond, Staples, Michael’s, Old Navy	98%	7.5 miles
Eisenhower Crossing - Phase III	2006/ NAP	87,700	HH Gregg, PetSmart	88%	7.5 miles
Secondary Competition
Houston County Galleria	1994/ NAP	420,843	Sears, JC Penney, Belk, Galleria Cinemas	79%	21 miles
Milledgeville Mall	1972 / 2007	232,924	Belk, JC Penney, TJMaxx, Office Max	86%	29 miles
Peachtree Mall	1975 / 1994	819,916	Dillard’s, Macy’s, JC Penney	86%	77 miles
(1)	Source: Appraisal.
(2)	Includes 200,000 sq. ft. of non-collateral space.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2010	12/31/2011	12/31/2012	U/W	U/W Per Sq. Ft.(1)
Base Rent(2)	$6,006,175	$6,787,511	$7,049,886	$7,349,493	$19.18
Percentage Rent(3)	140,042	27,875	188,545	111,014	$0.29
Rent Steps	0	0	0	139,977	$0.37
Value of Vacant Space(4)	0	0	0	1,214,308	$3.17
Gross Potential Rent	$6,146,217	$6,815,387	$7,238,431	$8,814,792	$23.00
Total Recoveries	1,858,998	2,229,481	2,245,926	2,324,677	$6.07
Total Other Income(5)	235,556	316,366	332,713	411,679	$1.07
Less: Vacancy / Credit Loss(4)	(8,489)	(53,212)	(14,972)	(1,214,308)	(12.2%)
Effective Gross Income	$8,232,282	$9,308,021	$9,802,098	$10,336,840	$26.97
Total Operating Expenses	2,590,174	2,637,252	2,637,942	2,540,791	$6.63
Net Operating Income(6)	$5,642,108	$6,670,770	$7,164,156	$7,796,049	$20.34
TI/LC	0	0	0	287,433	$0.75
Capital Expenditures	0	0	0	57,487	$0.15
Net Cash Flow	$5,642,108	$6,670,770	$7,164,156	$7,451,130	$19.44
(1)	U/W Per Sq. Ft. based on total mall sq. ft. of 383,244, excluding ground lease tenants.
(2)	U/W Base Rent is based on the rent roll dated 2/28/13 with rent bumps taken through year-end.
(3)	U/W Percentage Rent is based on one percent-in-lieu tenant, Ann Taylor Loft. The tenant pays 8% of sales which are based on January 2013 trailing twelve month sales.
(4)	U/W Value of Vacant Space and U/W vacancy / credit loss based on economic vacancy. Vacant Unit Income includes Ann Taylor Loft.
(5)	Total Other Income includes specialty leasing leases, storage income, other rental income and other miscellaneous income.
(6)
The majority of the increase in U/W NOI from 2012 NOI is due to tenant lease up in 2012, rent steps taken through year end, and increases in contractual expense recoveries. Seven tenants leased up during 2012 with annual in place rent of $625,450. $363,420 of rent was not accounted for in 2012 due to tenants signing mid-year, but is accounted for in the U/W. Additionally, the lender U/W rent steps through 2013 year-end, accounting for $139,977 of rental income.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5080 Riverside Drive Macon, GA 31210	Collateral Asset Summary The Shoppes at River Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,350,000 71.1% 1.73x 10.1%

Property Management.  The Shoppes at River Crossing Property is managed by General Growth Services, Inc., an affiliate of the Borrower.

Lockbox / Cash Management.   The Shoppes at River Crossing Loan is structured with a hard lockbox and springing cash management.  Cash management will be triggered by a Control Event (as defined below).  In the event of a Cash Sweep Event, all excess cash is required to be swept into a lender controlled account. A “Cash Sweep Event” will commence upon (i) an event of default under The Shoppes at River Crossing Loan, (ii) any bankruptcy action by the Borrower, Sponsor or manager, and/or (iii) a subordinate mezzanine event of default (see “Future Mezzanine or Subordinate Indebtedness Permitted” herein). In the case of a Control Event, all cash will be swept into a lender controlled account. However, so long as there is not an ongoing Cash Sweep Event also occurring, all excess cash will revert back to the Borrower.  A “Control Event” means the occurrence of the following: if none of the following controls The Shoppes at River Crossing Property: (a) Guarantor, (b) any entity that is a permitted transferee under the loan documents or (including any Wilson Party) or (c) a permitted transferee that has at least $600.0 million in real estate assets (exclusive of The Shoppes at River Crossing Property), has a net worth of at least $250.0 million (exclusive of The Shoppes at River Crossing Property) and owns or operates retail properties totaling at least 3.0 million sq. ft. (exclusive of The Shoppes at River Crossing Property).

Initial Reserves.  At closing, the Borrower deposited $1,350,000 into the Dick’s Sporting Goods Reserve with respect to the potential temporary reduction in the minimum rent payable by Dick’s Sporting Goods to Borrower as discussed above under “The Property”. Provided that no event of default has occurred and is continuing, in the event that Dick’s Sporting Goods rent reduction condition has occurred and is continuing, then lender will, on the monthly payment date occurring in March 2014 and on each monthly payment date thereafter, disburse funds from the Dick’s Sporting Goods Reserve Account in an amount equal to the amount by which the minimum rent payable by Dick’s Sporting Goods to Borrower is reduced and deposit such funds into the clearing account. Provided that (i) no event of default has occurred and is continuing and (ii) no Dick’s Sporting Goods rent reduction condition has occurred and is continuing, (A) on the monthly payment date occurring in April 2014, lender will disburse to the destination account an amount equal to $75,000 (or such lesser amount as may then be on deposit in the Dick’s Sporting Goods Reserve Account), (B) upon the monthly payment dates occurring in July 2014, October 2014, January 2015, April 2015, July 2015, October 2015, January 2016, April 2016, July 2016 and October 2016, lender will disburse to the destination account an amount equal to $112,500 (or such lesser amount as may then be on deposit in the Dick’s Sporting Goods Reserve Account), and (C) on the monthly payment date occurring in January 2017, lender will disburse to the borrower’s account all amounts then remaining on deposit in the Dick’s Sporting Goods Reserve Account.  Guarantor has guaranteed to lender Borrower’s obligation to pay the potential reduction in the minimum rent payable by Dick’s Sporting Goods to Borrower until the monthly payment date occurring in February 2014.

Ongoing Reserves.   During a Cash Sweep Event or a Control Event, the Borrower is required to deposit one-twelfth the estimate of annual real estate taxes and insurance premiums unless The Shoppes at River Crossing Property is subject to an approved blanket insurance policy into a real estate tax and insurance reserve, $4,791 into a replacement reserve and $31,937 into a rollover reserve.  The replacement and rollover reserves are subject to a cap of $57,492 and $383,244, respectively.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted. The Shoppes at River Crossing Loan permits certain direct or indirect owners of the Borrower to incur mezzanine debt secured by 100% of the direct equity ownership in the Borrower provided that, among other things, (i) no event of default under The Shoppes at River Crossing Loan then exists, (ii) the combined LTV does not exceed 67.6%, (iii) the combined DSCR is not less 1.83x, and (iv) an acceptable intercreditor agreement is entered into between the mortgage lender and the mezzanine lender.

Partial Release/Substitution. If there is no event of default, the Borrower may make transfers or substitutions of non-income producing, non-material portions of The Shoppes at River Crossing Property to third parties or affiliates of the Borrower, provided that no transfer or substitutions may result in a material adverse effect on the value of the Shoppes at River Crossing Property or the financial condition of the Borrower and certain other conditions are met as provided by the loan documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5080 Riverside Drive Macon, GA 31210	Collateral Asset Summary The Shoppes at River Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,350,000 71.1% 1.73x 10.1%

The Shoppes at River Crossing
5080 Riverside Drive
Macon, GA 31210
MACON
Downtown
Payne
MONROE COUNTY
JONES COUNTY
BIBB COUNTY
Piedmont National Wildlife Refuge
Ocmulgee River
Javors Lucus Lake
Lake Wildwood
Claystone Park
Lake Tobesofkee
Riverside Golf and Country Club
River North Country Club
Idle Hour Country Club
Bowden Golf Course
Oakview Golf and Country Club
Ocmulgee National Monument
Bond Swamp Natl. Wildlife Refuge
Atlanta 68 miles
Savannah 154 miles
Middle Georgia Regional Airport 3 miles
Macon Downtown Airport
Golden Isles Hwy.
Pate Rd.
New Forsyth Rd.
Northside Dr.
Wesleyan Dr.
Bass Rd.
Zebulon Rd.
Forsyth Rd.
Forest Hill Rd.
Wimbish Rd.
Vineville Ave.
Tucker Rd.
Mercer Univ. Dr.
Moseley Dixon Rd.
Heath Rd.
Columbus Rd.
Eisenhower Pkwy.
Log Cabin Dr.
Bloomfield Rd.
Bloomfield Dr.
Williamson Rd.
Rocky Creek Rd.
Pio Nono Ave.
Houston Ave.
Broadway
M.L. King Jr. Blvd.
Fulton Mill Rd.
Gray Hwy.
Shirling Dr.
Jeffersonville Rd.
Emery Hwy.
Ocmulgee Blvd.
Carriage Hills Shopping Center
North Park Shopping Center
Wesleyan College
Coliseum Northside Hospital
Rivoli Crossing Shopping Ctr.
Museum of Arts and Sciences
Crandell Junior College
Georgia Coliseum
Medical Center of Central Georgia
Mercer Village
Mercer University
Mercer Univ. School of Medicine
Luther Williams Field
Georgia State Fairgrounds
Eisenhower Crossing Shopping Ctr.
Henderson Memorial Stadium
Macon Mall
Middle Georgia State College
Naddell Barnes Botanical Gardens
Bloomfield Shopping Center
CHATTANOOGA
CHARLOTTE
ATLANTA
COLUMBIA
AUGUSTA
SOUTH CAROLINA
MACON
COLUMBUS
GEORGIA
SAVANNAH
FLORIDA
TALLAHASSEE
JACKSONVILLE
AL
Dalton
Greenville
Rock Hill
Rome
Roswell
Athens
Decatur
Anniston
LaGrange
Milledgeville
Auburn
Dublin
Statesboro
Phenix City
Vidalia
Eufaula
Americus
Cordele
Hinesville
Albany
Tifton
Douglas
Waycross
Dothan
Moultrie
Bainbridge
Thomasville
Valdosta
Kingsland

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2000 Market Street Philadelphia, PA 19103	Collateral Asset Summary 2000 Market Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,000,000 70.0% 1.48x 10.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2000 Market Street Philadelphia, PA 19103	Collateral Asset Summary 2000 Market Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,000,000 70.0% 1.48x 10.7%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Office - CBD
Sponsor:	Rosemont Realty, LLC		Collateral:	Fee Simple
Borrower:	Rosemont 2000 Market Operating LLC		Location:	Philadelphia, PA
Original Balance:	$77,000,000		Year Built / Renovated:	1972 / 2009-2012
Cut-off Date Balance:	$77,000,000		Total Sq. Ft.:	665,649
% by Initial UPB:	5.9%		Property Management:	CBRE, Inc.
Interest Rate:	4.4575%		Underwritten NOI:	$8,246,976
Payment Date:	6th of each month		Underwritten NCF:	$6,896,462
First Payment Date:	May 6, 2013		Appraised Value:	$110,000,000
Maturity Date:	April 6, 2023		Appraisal Date:	January 15, 2013
Amortization:	Interest-only for 25 months; 360 months thereafter
Additional Debt:	None		Historical NOI
Call Protection:	L(24), D(92), O(4)		Most Recent NOI:	$4,662,646 (December 31, 2012)
Lockbox / Cash Management:	Hard / In-place		2nd Most Recent NOI:	$3,336,489 (December 31, 2011)
			3rd Most Recent NOI:	$2,468,898 (December 31, 2010)
Reserves(1)
	Initial	Monthly	Historical Occupancy
Taxes:	$292,425	$146,213	Most Recent Occupancy:	94.9% (January 31, 2013)
Insurance:	$35,746	$11,915	2nd Most Recent Occupancy:	86.8% (December 31, 2011)
Replacement:	$0	$15,532	3rd Most Recent Occupancy:	77.6% (December 31, 2010)
TI/LC:	$472,459	$83,206
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   As of the cut-off date, and during the initial interest-only period,  the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.37x and 1.98x, respectively.

Deferred Maintenance:	$104,250	$0
Rent Abatement:	$2,106,926	$0
Marshall Lease:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$116
Balloon Balance / Sq. Ft.:		$99
Cut-off Date LTV:		70.0%
Balloon LTV:		59.9%
Underwritten NOI DSCR(2):		1.77x
Underwritten NCF DSCR(2):		1.48x
Underwritten NOI Debt Yield:		10.7%
Underwritten NCF Debt Yield:		9.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2000 Market Street Philadelphia, PA 19103	Collateral Asset Summary 2000 Market Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,000,000 70.0% 1.48x 10.7%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area (2)	U/W Base Rent Per Sq. Ft.(3)	% of Total Annual U/W Base Rent (3)(4)	Lease Expiration
Marshall Dennehey(5)	NR/NR/NR	131,325	19.7%	$25.50	21.2%	8/1/2027
Fox Rothschild LLP(6)	NR/NR/NR	117,849	17.7	$27.04	20.2	12/1/2024
Board of Pensions-Presbyterian(7)	NR/NR/NR	76,998	11.6	$18.50	9.0	9/30/2021
Zurich American(8)	NR/NR/NR	51,332	7.7	$24.75	8.0	7/1/2019
Weber Gallagher & Simps(9)	NR/NR/NR	32,660	4.9	$24.85	5.1	12/1/2015
Subtotal / Wtd. Avg.		410,164	61.6%	$24.48	63.6%

Other(10)	Various	221,714	33.3%	$25.92	36.4%	Various
Vacant	NAP	33,771	5.1	NAP	NAP	NAP
Total / Wtd. Avg.(11)		665,649	100.0%	$24.99	100.0%
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	% of Net Rentable Area is based on total sq. ft. of 665,649 per the January 30, 2013 rent roll.
(3)	U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent include contractual rent steps through February 28, 2014.
(4)	% of Total Annual U/W Base Rent is based on the underwritten occupied base rent and underwritten occupied sq. ft. and excludes any gross up of vacant space.
(5)
Marshall Dennehey is currently in a free rent period.  The tenant is required to commence rental payments on August 20, 2013.  The rent abatement reserve is adequate to cover this free rent period.  Marshall Dennehey has two five-year renewal options.

(6)
Fox Rothschild is currently in a free rent period with respect to 3,953 sq. ft. of expansion space recently leased.  The tenant is required to commence rental payments with respect to this expansion space on August 1, 2013.  The rent abatement reserve is adequate to cover this free rent period.  Fox Rothschild has two five-year renewal options.

(7)	Board of Pensions-Presbyterian has the right to terminate its lease effective September 30, 2016 with 18 months advance notice and payment of a cancellation fee.
(8)	Zurich American has two five-year renewal options and the right to terminate its lease effective February 28, 2017 with 12 months advance notice and payment of a cancellation fee.
(9)	Weber Gallagher & Simps has two five-year renewal options.
(10)	Other tenant Net Rentable Area (Sq. Ft.) includes 5,909 sq. ft. of ground level retail space and 6,643 sq. ft. of storage space.
(11)	Wtd. Avg. U/W Base Rent Per Sq. Ft. is based on underwritten occupied base rent and underwritten occupied sq. ft., and excludes any gross up of vacant space.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(2)(3)	% U/W Base Rent Rolling(2)(3)	Cumulative % of U/W Base Rent(2)(3)
MTM(4)	1	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2014	9	31,438	4.7	31,438	4.7%	$28.09	5.6	5.6%
2015	9	64,586	9.7	96,024	14.4%	$24.93	10.2	15.8%
2016	6	36,166	5.4	132,190	19.9%	$24.59	5.6	21.4%
2017	3	10,053	1.5	142,243	21.4%	$25.14	1.6	23.0%
2018	4	19,027	2.9	161,270	24.2%	$37.27	4.5	27.5%
2019	4	57,447	8.6	218,717	32.9%	$24.75	9.0	36.5%
2020	3	24,103	3.6	242,820	36.5%	$26.00	4.0	40.5%
2021	3	108,484	16.3	351,304	52.8%	$19.90	13.7	54.2%
2022	0	0	0.0	351,304	52.8%	$0.00	0.0	54.2%
2023	2	25,143	3.8	376,447	56.6%	$23.87	3.8	58.0%
Thereafter	21	255,431	38.4	631,878	94.9%	$25.98	42.0	100.0%
Vacant	NAP	33,771	5.1	665,649	100.0%	NAP	NAP
Total / Wtd. Avg.	65	665,649	100.0%			$24.99	100.0%
(1)
Certain tenants may have early termination options that may become exercisable prior to the stated lease expiration date in the subject lease. Such early termination dates are not considered in this chart.

(2)	Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through February 28, 2014.
(3)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

(4)	# of Leases Expiring reflects UPS lease with no allocated sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2000 Market Street Philadelphia, PA 19103	Collateral Asset Summary 2000 Market Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,000,000 70.0% 1.48x 10.7%

The Loan. The 2000 Market Street loan (the “2000 Market Street Loan”) is a $77.0 million ($116 per sq. ft.), fixed rate loan secured by the borrower’s fee simple interest in a 665,649 sq. ft. Class A Central Business District (“CBD”) office building located at 2000 Market Street in Philadelphia, Pennsylvania (the “2000 Market Street Property”). The 2000 Market Street Loan has a 10-year term, an initial interest-only period of 25 months and amortizes on 30-year schedule thereafter. The 2000 Market Street Loan accrues interest at a fixed rate equal to 4.4575%.

The 2000 Market Street Loan proceeds, together with an equity contribution from the borrower of $40.6 million, were used to acquire the 2000 Market Street Property for a purchase price of $110.0 million, fund upfront reserves totaling approximately $3.0 million, and pay closing costs of approximately $4.6 million.  Based on the appraised value of $110.0 million as of January 15, 2013, the cut-off date LTV is 70.0%.

The Borrower / Sponsor.    The borrower, Rosemont 2000 Marketing Operating LLC (the “Borrower”), is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the Borrower and the non-recourse carve-out guarantor is Rosemont Realty, LLC (“the Sponsor”). The Sponsor is a property acquisition and asset management firm in business since 1991. The Sponsor reported $131.6 million in assets including $31.6 million in cash and cash equivalents, and $130.9 million in members’ equity as of June 30, 2012.

The Sponsor has acquired over 30 million sq. ft. of commercial space in United States, deployed over $900 million of investor equity, and completed transactions in excess of $3.0 billion in gross real estate value.  Currently, the Sponsor maintains a portfolio of office properties totaling over 11 million sq. ft.

The Property.    The 2000 Market Street Property consists of a 29-story, 665,649 sq. ft. office building constructed in 1972, on a 0.94-acre site in the Center City area of Philadelphia, Pennsylvania. Approximately $7.2 million in capital expenditures were reportedly made at the 2000 Market Street Property between 2005 and 2012. According to the appraisal, capital expenditures included modernizing the elevators, roof replacement, lobby, conference center, common areas, restrooms, security and safety upgrades, HVAC and mechanical replacements. The 2000 Market Street Property features high-end finishes commensurate with Class A CBD office buildings. As of the January 31, 2013 rent roll, the 2000 Market Street Property was 94.9% occupied.

The 2000 Market Street Property is prominently situated on the southwest corner of 20th and Market Streets in the Philadelphia CBD. The 2000 Market Street Property benefits from its close proximity to a transportation concourse which provides underground access to Amtrak’s 30th Street Station, SEPTA surface and subway routes and the SEPTA regional rail network. SEPTA, the regional transit system, is the nation’s fourth largest mass transit network and is used by over one million riders per day. Amtrak’s 30th Street Station is the second busiest Amtrak station in the US, serving more than 3.6 million passengers annually and provides express service to New York and Washington DC. Regional links to Center City include Interstate-76, Interstate-95 and Interstate-676. According to the appraisal, Center City contains a downtown population of approximately 120,000 people and a daily workforce of approximately 265,000. Center City contains over 3,200 retail shops, including the Gallery at Market East, with about 1.2 million sq. ft. of retail space located on Market Street between 8th and 11th Streets.

Major Tenants.    The 2000 Market Street Property was 94.9% leased by approximately 39 tenants as of January 31, 2013. The largest three tenants within the 2000 Market Street Property in aggregate occupy 49.0% of the total net rentable area of the 2000 Market Street Property.

Marshall Dennehey, Warner, Coleman & Goggin (“Marshall Dennehey”) (131,325 sq. ft., 19.7% of NRA, 21.2% of underwritten occupied base rent): Marshall Dennehey is a defense litigation firm with experience in high-profile and complex litigation matters. General areas of practice include casualty, professional liability, health care and workers’ compensation. Founded in 1962, the firm has since grown to 450 lawyers working out of 18 offices throughout Pennsylvania, New Jersey, Delaware, Ohio, Florida and New York. The firm is headquartered in Philadelphia, Pennsylvania.

Marshall Dennehey leases 131,325 sq. ft. of office space through seven leases over a 15-year lease term expiring on August 1, 2027 with two five-year renewal options. Marshall Dennehey’s current rent of $25.50 per sq. ft. increases $0.50 per sq. ft. annually. Marshall Dennehey also leases two storage units at the 2000 Market Street Property, 1,292 sq. ft. at $11.99 per sq. ft and 982 sq. ft. at $12.00 per sq. ft.

Fox Rothschild, LLP (117,849 sq. ft., 17.7% NRA, 20.2% of underwritten occupied base rent): Fox Rothschild, LLP is a national law firm that provides a full range of legal services to public and private companies. General areas of practice include education, employee benefits and compensation planning, entertainment law, financial restructuring and bankruptcy and health law. Founded in 1907, the firm currently has more than 500 lawyers working out of 17 offices coast to coast. The Philadelphia office employs over 100 lawyers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2000 Market Street Philadelphia, PA 19103	Collateral Asset Summary 2000 Market Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,000,000 70.0% 1.48x 10.7%

with well-established practices in corporate law, financial services, labor and employment, litigation, real estate, taxation and wealth planning.  The Philadelphia office has over 400 employees.

The firm has grown in recent years with a series of mergers and acquisitions. The firm merged with Pastore Osterberg on April 1, 2009, with the 60-attorney firm of Grotto, Glassman & Hoffman on September 18, 2006, and with Goldman & Kramer on July 1, 2007. Additionally, the firm acquired the New York-based boutique firm of Young, Moriwaki & Greenfader on January 1, 2007.  According to the National Law Journal’s 2011 NLJ 250 rankings of firms by size, it has 450 attorneys and is the 93rd largest law firm in the United States. In terms of revenue, the firm ranked 120th on The American Lawyer’s 2011 Am Law 200, with gross revenue of $239.5 million in 2010.

Fox Rothschild, LLP leases 117,849 sq. ft. of office space through nine leases expiring on December 31, 2024 with two five-year renewal options. Fox Rothschild, LLP’s current average rent of $27.04 per sq. ft. increases 2% annually. Fox Rothschild also leases one storage unit at the 2000 Market Street Property, 315 sq. ft. at $10 per sq. ft.

Board of Pensions-Presbyterian (“BPP”) (76,998 sq. ft., 11.6% of NRA, 9.0% of underwritten occupied base rent):  BPP is the legally responsible corporate body established under a civil charter for the purpose of administering the pension and benefits program of the Presbyterian Church. It is required by law to administer these programs for the sole and exclusive benefit of its members. The BPP is governed by an independent 33 member board of directors nominated by the General Assembly Nominating Committee and elected by the General Assembly of the Presbyterian Church (U.S.A). The BPP is committed to providing complete, thorough and transparent financial information to the General Assembly, members of the Benefits Plan, employing organizations and other constituents. The responsibilities of the BPP include providing church workers a comprehensive program of health benefits, financial assistance, housing program for retirees, and receiving, investing and disbursing the funds required to support these plans.

The BPP leases 76,998 sq. ft. of office space expiring in September 30, 2021 at a current rent of $18.50 per sq. ft. which increases 2% annually. The BPP has the right to terminate its lease effective September 30, 2016 with 18 months advance notice and payment of a cancellation fee.

The Market.    The 2000 Market Street Property is located in the Center City submarket of Philadelphia, Pennsylvania, at the corner of 20th and Market Streets and is a part of the Philadelphia-Camden-Wilmington, PA-NJ-DE-MD Statistical Metropolitan Area (“Philadelphia SMA”). Market Street is a major office and commercial corridor in the Philadelphia SMA. Primary access to the 2000 Market Street Property is provided by Market Street, which connects to Interstate-95 to the east and the Schuykill Expressway to the west. City Hall, which is located at Penn Square at the intersection of Market and Broad Streets, a few blocks from the 2000 Market Street Property, forms the core of Center City. According to the appraisal, Center City is a “24 hour” market comprising retail, office, residential and other forms of institutional and commercial development. According to the appraisal, as of November 2012, the Philadelphia SMA had an unemployment rate of 8.0%, compared to 7.3% for Pennsylvania and 7.8% for the US. The Philadelphia SMA had a 2012 population of approximately 6.0 million people, an increase of 0.5% annually from 2000, and is projected to increase 0.4% annually to approximately 6.1 million by 2017.

The 2000 Market Street Property is located in the Philadelphia regional office market which contains approximately 289.4 million sq. ft. According to a market research report, as of year-end 2012, the vacancy rate for the Philadelphia regional office market was 11.6%, and the average asking rental rate per sq. ft. was $21.80. The 2000 Market Street Property is located in the Center City Office Submarket. As of 2013, the Center City Office Submarket contains approximately 63.5 million sq. ft., has a vacancy rate of 8.6%, and an average asking rent of $24.89.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2000 Market Street Philadelphia, PA 19103	Collateral Asset Summary 2000 Market Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,000,000 70.0% 1.48x 10.7%

The table below shows statistics as of the year-end 2012 for office space in the market and submarket.

Category(1)	Philadelphia Regional Office Market	Center City Submarket
Existing Supply (Sq. Ft.)	289,426,572	63,522,616
Average Vacant	11.6%	8.6%
Average Rent Per Sq. Ft.	$21.80	$24.89
(1)   Source: Appraisal.

The table below shows the vacancy and asking rents at the 2000 Market Street Property in comparison to direct competitors in the Center City Submarket.

Summary of Comparable Office Properties(1)
Building	Year Built	Size	% Leased	Asking Rate (Net)	Class
2000 Market Street Property	1972	665,649	94.9%	$24.45	A
PNC Bank Building	1980	826,731	93.4%	$26.00	NAV
Ten Penn Center	1981	667,825	65.2%	$25.50	NAV
1650 Arch Street	1974	564,125	80.5%	$24.50	NAV
1701 Market Street	1957	305,170	98.3%	NAV	NAV
United Plaza	1975	617,476	96.5%	$26.50	NAV
1818 Market Street	1974	981,743	80.8%	$22.00	NAV
Eleven Penn Center	1986	686,503	84.9%	$24.50	NAV
Seven Penn Center	1964	296,000	84.0%	$23.50	NAV
Total / Wtd. Avg.(2)		4,945,573	84.6%	$24.79
(1)	Source: Appraisal.
(2)	Total / Wtd. Avg. excludes the 2000 Market Street Property.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2010	12/31/2011	12/31/2012	U/W	U/W Per Sq. Ft.
Base Rent(1)	$10,812,883	$11,221,974	$12,544,063	$15,460,736	$23.23
Value of Vacant Space(2)	0	0	0	805,275	1.21
Rent Steps(3)	0	0	0	328,808	0.49
Gross Potential Rent	10,812,883	11,221,974	12,544,063	16,594,818	24.93
Total Recoveries	769,334	430,176	452,153	958,387	1.44
Total Other Income(4)	98,639	115,074	107,819	107,819	0.16
Less: Vacancy(5)	(584,564)	(1,022,780)	(1,580,885)	(1,404,256)	(8%)
Effective Gross Income	$11,096,292	$10,744,444	$11,523,150	$16,256,768	$24.42
Total Operating Expenses	8,627,394	7,407,955	6,860,504	8,009,792	12.03
Net Operating Income	$2,468,898	$3,336,489	$4,662,646	$8,246,976	$12.39
TI/LC	0	0	0	1,164,132	1.75
Capital Expenditures	0	0	0	186,382	0.28
Net Cash Flow	$2,468,898	$3,336,489	$4,662,646	$6,896,462	$10.36
(1)	U/W Base Rent is based on the rent roll dated January 31, 2013.
(2)	U/W Value of Vacant Space is based on vacant sq. ft. as of the rent roll dated January 31, 2013 grossed up at the appraiser’s market rent conclusion for each respective space type.
(3)	U/W Rent Steps includes contractual rent increases through February 28, 2014.
(4)	Total Other Income includes parking income and non-rental income.
(5)	U/W Less: Vacancy includes an underwritten adjustment of 2.9% and an in-place vacancy factor of 5.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2000 Market Street Philadelphia, PA 19103	Collateral Asset Summary 2000 Market Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,000,000 70.0% 1.48x 10.7%

Property Management.     The 2000 Market Street Property is currently managed by CBRE, Inc., a Delaware limited liability company.

Lockbox / Cash Management.     The 2000 Market Street Loan is structured with a hard lockbox and in-place cash management. All excess cash will be swept into a lender controlled account upon the occurrence of one of the following events: (A) an event of default, (B) any bankruptcy action of the Borrower, Sponsor, or property manager, or (C) the DSCR falls below 1.25x, provided however that in the event that BPP or Zurich American has (i) given notice of its election to terminate its respective lease, (ii) failed to exercise its applicable renewal option in accordance with the requirements of its respective lease or (iii) otherwise given notice of its intent to terminate its respective lease or vacate its respective premises, then any amounts payable under such lease shall not be included as gross income from operations for purposes of calculating the DSCR. In the event a cash sweep DSCR trigger event exists as a result of amounts payable under either the BPP or Zurich American leases being excluded from gross income from operations, no excess cash will be required to be swept into a lender controlled account if the borrower deposits with the landlord a cash sweep avoidance deposit in an amount specified in the loan documents.

Initial Reserves.     At closing, the Borrower deposited (i) $292,425 into the tax reserve account, (ii) $35,746 into the insurance reserve account, (iii)  $104,250 into a deferred maintenance account, (iv) $472,459 into the TI/LC reserve account, and (v) $2,106,926 into the rent abatement reserve account.

Ongoing Reserves.     On a monthly basis, the Borrower is required to deposit reserves of (i) $146,213 into the tax reserve account, (ii) $11,915 into the insurance reserve account, (iii) $15,532 into the replacement reserve account, and (iv) $83,206 into the TI/LC reserve account, subject to a cap of $4,992,368. In addition, starting in the second year of the term, the Borrower is required to deposit on a monthly basis an amount equal to $18,250 into a reserve relating to refurbishments required under the Marshall Dennehey lease until the amount or deposit in such reserve equals $656,625.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2000 Market Street Philadelphia, PA 19103	Collateral Asset Summary 2000 Market Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,000,000 70.0% 1.48x 10.7%

2000 Market Street
2000 Market Street
Philadelphia, PA 19103
PHILADELPHIA
Center City
Fairmount
FAIRMOUNT PARK
Philadelphia Museum of Art
Eastern State Penitentiary Nat'l. Historic Landmark
Von Colln Memorial Field
Free Library of Philadelphia
Franklin Institute
Logan Square
Academy of Natural Sciences
1 & 2 Logan Square
Cira Center
Drexel University
30th Street Station
One Drexel Plaza
University of Pennsylvania
Mandell Theater
Cira Center South
Class of 1932 Ice Rink
Levy Tennis Pavilion
Penn Park
PECO Building
Commerce Square
Mutter Museum
Philadelphia Stock Exchange
1818 Market
Comcast Center
5 Penn Center
2 Penn Center
One & Two Liberty Place
Centre Square
PNC Bank Building
Ritz-Carlton Philadelphia
Love Park
Penn. Academy of Fine Arts
Municipal Services Building
City Hall
Hahnemann University Hospital
Chinatown
Pennsylvania Convention Center
Reading Terminal Market
Aramark Tower
Conservation Center for Art & Historic Artifacts
Rittenhouse Square
Radisson Plaza-Warwick Hotel Philadelphia
Hyatt at the Bellevue
Academy of Music
Kimmel Ctr. for the Performing Arts
University of the Arts
T. Jefferson University Hospital
Thomas Jefferson University
Rittenhouse
Schuylkill River Park
Southwest Center City
Palumbo Playground
Philadelphia Intl. Airport 7 miles
To 95
Schuylkill River
Schuylkill Expwy
Vine Street Expwy
MARKET-FRANKFORD LINE
BROAD STREET LINE
30TH
15TH
CITY HALL
13TH
11TH
RACE-VINE
WALNUT-LOCUST
LOMBARD-SOUTH
Kelly Drive
Fairmount Ave
Pennsylvania Ave
Green St
Spring Garden St
Hamilton St
Callowhill St
Vine St
Race St
Arch St
JFK Blvd
Market St
Chestnut St
Walnut St
Locust St
Spruce St
Lombard St
South St
Christian St
Washington Ave
Grays Ferry Ave
Corinthian Ave
N 25th St
N 24th St
N 23rd St
N 22nd St
N 21st St
N 20th St
N 17th St
N 16th St
N 15th St
N Broad St
S 25th St
S 23rd St
S 22nd St
S 21st St
S 20th St
S 19th St
S 18th St
S 17th St
S 16th St
S 15th St
S Broad St
S 13th St
S 12th St
S 11th St
S 10th St
76
676
30
3
611
PENNSYLVANIA
NEW JERSEY
DE
Lansdale
Horsham
Ambler
Willow Grove
Levittown
Audubon
Norristown
King of Prussia
Plymouth Meeting
Melrose Park
Somerton
Bristol
Burlington
Conshohocken
Wayne
Chestnut Hill
Germantown
Tacony
Paoli
Radnor
Ardmore
Overbrook
Kensington
Pennsauken
Moorestown
Broomall
Yeadon
CAMDEN
Springfield
Darby
Cherry Hill
Chester Heights
Gloucester City
Chester
Woodbury
Bellmawr
Clementon
Deptford
Philadelphia Intl. Airport
Center City

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 South Baldwin Avenue Arcadia, CA 91007	Collateral Asset Summary Santa Anita Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 46.7% 3.05x 11.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 South Baldwin Avenue Arcadia, CA 91007	Collateral Asset Summary Santa Anita Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 46.7% 3.05x 11.8%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Regional Mall
Sponsor(1):	Westfield America, Inc.		Collateral:	Fee Simple / Leased Fee
Borrowers:	Santa Anita Shoppingtown LP;		Location:	Arcadia, CA
	Santa Anita Borrower LLC		Year Built / Renovated:	1974 / 2009
Original Balance(2):	$70,000,000		Total Sq. Ft.:	1,472,167
Cut-off Date Balance:	$70,000,000		Property Management:	Westfield, LLC
% by Initial UPB:	5.4%		Underwritten NOI:	$33,692,403
Interest Rate:	3.6545%		Underwritten NCF:	$32,155,660
Payment Date:	1st of each month		Appraised Value:	$610,000,000
First Payment Date:	March 1, 2013		Appraisal Date:	November 19, 2012
Maturity Date:	February 1, 2023
Amortization:	None		Historical NOI
Additional Debt(2):	$215,000,000 pari passu Notes A-2-1		Most Recent NOI:	$30,091,336 (T-12 August 31, 2012)
	and A-2-2		2nd Most Recent NOI:	$29,660,341 (December 31, 2011)
Call Protection:	L(26), D or YM1(87), O(7)		3rd Most Recent NOI:	$27,615,750 (December 31, 2010)
Lockbox / Cash Management:	Hard / Springing
			Historical Occupancy(5)
Reserves(3)			Most Recent Occupancy:	97.0% (December 31, 2012)
	Initial	Monthly	2nd Most Recent Occupancy:	90.0% (December 31, 2011)
Taxes:	$0	Springing	3rd Most Recent Occupancy:	93.4% (December 31, 2010)
Insurance:	$0	Springing
(1)   The Sponsor is also the sponsor of the mortgage loan in the pool known as Broward Mall, which has an original principal balance of $95,000,000.
(2)   The Santa Anita Mall Loan is part of the Santa Anita Mall Loan Combination, totaling $285.0 million, which was bifurcated into four pari passu loan components (Notes A-1-1, A-1-2, A-2-1 and A-2-2). The Santa Anita Mall Loan is evidenced by Notes A-1-1 and A-1-2 with an aggregate original principal balance of $70,000,000 and will be contributed to the UBS-BB 2013-C6 Trust.  The related pari passu Notes A-2-1 and A-2-2 (with an aggregate original principal balance of $215,000,000) were contributed to the prior UBS-BB 2013-C5 securitization.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)  Throughout this free writing prospectus, unless otherwise stated, the numerical and statistical information related to the loan-to-value ratios, debt yields, and balances per sq. ft. includes the Santa Anita Mall Loan Combination. For purposes of calculating debt service coverage ratios, the annual debt service is based on the aggregate interest payments on the Santa Anita Mall Loan Combination. The Santa Anita Mall Property is comprised of a total of 1,472,167 sq. ft. including anchors JC Penney, Macy’s and Nordstrom, which are subject to ground leases.
(5)   Historical Occupancy shown in the table above is based on historical operating statements and occupancy percentages provided by the Borrower, inclusive of ground lease anchor space.

Replacement:	$0	Springing
TI/LC:	$0	Springing

Financial Information(4)
Cut-off Date Balance / Sq. Ft.:		$194
Balloon Balance / Sq. Ft.:		$194
Cut-off Date LTV:		46.7%
Balloon LTV:		46.7%
Underwritten NOI DSCR:		3.19x
Underwritten NCF DSCR:		3.05x
Underwritten NOI Debt Yield:		11.8%
Underwritten NCF Debt Yield:		11.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 South Baldwin Avenue Arcadia, CA 91007	Collateral Asset Summary Santa Anita Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 46.7% 3.05x 11.8%

Anchor and Major Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area(2)	U/W Annual Base Rent Per Sq. Ft.(3)	% of U/W Base Rent(3)(4)	Lease Expiration	2012 Total Sales (000s)	Sales Per Sq. Ft.(5)	Occupancy Cost (% of Sales)(5)(6)
Ground Lease Anchor Tenants
JC Penney(7)	B/Caa1/B-	191,240	13.0%	NAP	NAP	10/19/2017	$32,282	$169	NAP
Macy’s(8)	BBB/Baa3/BBB	188,200	12.8	NAP	NAP	10/19/2017	$48,963	$260	NAP
Nordstrom(9)	A-/Baa1/A-	136,384	9.3	NAP	NAP	2/28/2024	$72,107	$529	NAP
Subtotal / Wtd. Avg.		515,824	35.0%				$153,352	$297	NAP

Major In-Line Tenants
XXI Forever(10)	NR/NR/NR	117,817	8.0%	$16.98	6.2%	1/31/2028	NAV	NAV	NAV
Dave & Busters(11)	NR/B3/B-	49,913	3.4	$20.62	3.2%	9/30/2019	$9,547	$191	10.7%
Sports Chalet(12)	NR/NR/NR	42,241	2.9	$26.82	3.5%	1/31/2015	$8,020	$190	14.1%
Gold’s Gym	NR/NR/NR	34,821	2.4	$21.44	2.3%	3/31/2028	NAV	NAV	NAV
Urban Home	NR/NR/NR	23,982	1.6	$24.00	1.8%	1/31/2023	NAV	NAV	NAV
Old Navy	BBB-/Baa3/BB+	23,712	1.6	$22.06	1.6%	7/31/2015	$4,902	$207	12.3%
H&M	NR/NR/NR	20,727	1.4	$27.59	1.8%	1/31/2017	$6,937	$335	11.0%
Victoria’s Secret	BB+/Ba1/BB+	12,782	0.9	$37.00	1.5%	1/31/2018	$6,926	$542	11.3%
Subtotal / Wtd. Avg.		325,995	22.1%	$21.63	21.9%		$36,332	$243	11.9%

Theater Tenant
American Multi-Cinema(13)(14)	B/B2/B	73,938	5.0%	$31.84	7.3%	9/30/2019	$16,313	$1,019,563	15.4%
Subtotal / Wtd. Avg.		73,938	5.0%	$31.84	7.3%		$16,313	$1,019,563	15.4%

Other(15)(16)	Various	511,637	34.8	$44.56	70.8%	Various	$180,267	$399	17.7%
Vacant	NAP	44,773	3.0	NAP	NAP	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(17)		1,472,167	100.0%	$35.33	100.0%		NAP	NAP	NAP
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	% of Net Rentable Area is based on total mall sq. ft. of 1,472,167, inclusive of ground lease anchor tenants.
(3)	U/W Annual Base Rent Per Sq. Ft. and % of U/W Base Rent include contractual rent steps through December 31, 2013 as well as percentage in lieu rent that was calculated based on 2012 Total Sales.
(4)	% of U/W Base Rent is based on total occupied underwritten base rent and excludes ground lease anchor tenants as well as any gross up of vacant space.
(5)	Sales Per Sq. Ft. and Occupancy Cost (% of Sales) are based on 2012 Total Sales.
(6)
Occupancy Cost (% of Sales) is calculated as (A) the sum of (i) underwritten base rent, inclusive of percentage in lieu rent that was calculated based on 2012 Total Sales and (ii) the tenant-by-tenant expense recoveries per the rent roll dated December 31, 2012, divided by (B) the 2012 Total Sales.

(7)	JC Penny has four ten-year and one five-year extension options.
(8)	Macy’s has two ten-year and five five-year extension options.
(9)	Nordstrom has eight ten-year extension options.
(10)	XXI Forever has one five-year extension option.
(11)	Dave & Busters has three five-year extension options.
(12)	Sports Chalet has three five-year extension options.
(13)	American Multi-Cinema Sales Per Sq. Ft. is calculated on a per-screen (16-screens) basis.
(14)	American Multi-Cinema has three five-year and one, four and one half year extension options.
(15)	Other 2012 Total Sales include only inline tenants less than or equal to 10,000 sq. ft.
(16)
Other tenant Sales Per Sq. Ft. and Occupancy Cost (% of Sales) include only tenants less than or equal to 10,000 sq. ft. that reported 2012 Total Sales, 2011 sales and 2010 sales (excluding food court tenants, kiosks, ATM, temp tenants and other non-mall-shop tenants).

(17)	Wtd. Avg. U/W Annual Base Rent Per Sq. Ft. is based on total occupied sq. ft. of 911,570, which excludes ground lease anchor tenants totaling 515,824 sq. ft. as well as any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 South Baldwin Avenue Arcadia, CA 91007	Collateral Asset Summary Santa Anita Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 46.7% 3.05x 11.8%

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.(1)(2)	% of Total Sq. Ft. Expiring(2)	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual Base Rent Per Sq. Ft.(3)(4)	% Base Rent Rolling(3)(4)	Cumulative % of Base Rent(3)(4)
MTM	4	175	0.0%	175	0.0%	$351.39	0.2%	0.2%
2013	32	64,429	6.7	64,604	6.8%	$30.63	6.2	6.4%
2014	41	77,757	8.1	142,361	14.9%	$50.39	12.3	18.7%
2015	38	127,765	13.4	270,126	28.2%	$36.57	14.6	33.3%
2016	28	49,964	5.2	320,090	33.5%	$44.46	7.0	40.3%
2017	27	70,224	7.3	390,314	40.8%	$44.47	9.8	50.0%
2018	13	47,408	5.0	437,722	45.8%	$35.25	5.2	55.3%
2019	26	208,838	21.8	646,560	67.6%	$35.08	23.0	78.2%
2020	16	41,575	4.3	688,135	72.0%	$45.93	6.0	84.2%
2021	4	11,254	1.2	699,389	73.1%	$41.28	1.5	85.7%
2022	5	9,675	1.0	709,064	74.1%	$37.71	1.1	86.8%
2023	4	32,293	3.4	741,357	77.5%	$26.08	2.6	89.5%
Thereafter	6	170,213	17.8	911,570	95.3%	$19.75	10.5	100.0%
Vacant	NAP	44,773	4.7	956,343	100.0%	NAP	NAP
Total / Wtd. Avg.	244	956,343	100.0%			$35.01	100.0%
(1)
Certain tenants may have early termination options that may become exercisable prior to the stated lease expiration date in the subject lease. Such early termination dates are not considered in this chart.

(2)	Total Expiring Sq. Ft. and % of Total Sq. Ft. Expiring do not include ground lease anchor tenants.
(3)
Annual Base Rent Per Sq. Ft., % Base Rent Rolling and Cumulative % of Base Rent include contractual rent steps through December 31, 2013 and exclude ground lease anchor tenants totaling 515,824 sq. ft.

(4)
Annual Base Rent Per Sq. Ft., % Base Rent Rolling and Cumulative % of Base Rent are based on the occupied base rent and occupied sq. ft., and exclude ground lease anchor tenants totaling 515,824 sq. ft. as well as any gross up of vacant space.

The Loan.    The Santa Anita Mall loan combination (the “Santa Anita Mall Loan Combination”) is a $285.0 million ($194 per sq. ft.) fixed rate loan secured by the borrower’s fee simple and leased fee interest in a 1,472,167 sq. ft. super regional mall located at 400 South Baldwin Avenue in Arcadia, California (the “Santa Anita Mall Property”).  The Santa Anita Mall Property includes anchors JC Penney, Macy’s and Nordstrom, which are subject to ground leases, and major tenants XXI Forever, American Multi-Cinema (“AMC Movie Theater”) (16 screens), Dave & Busters, Sport Chalet, Gold’s Gym, Urban Home, Old Navy, H&M and Victoria’s Secret.  The Santa Anita Mall Loan combination has a ten year term, is interest-only, and accrues interest at a fixed rate equal to 3.6545%.  The Santa Anita Mall Loan Combination consists of four pari passu notes (Notes A-2-1 and A-2-2 in the aggregate original amount of $215.0 million and Notes A-1-1 and A-1-2 in the aggregate original amount of $70.0 million). The Santa Anita Mall Notes A-1-1 and A-1-2 (the “Santa Anita Mall Loan”), but not the related pari passu Notes A-2-1 and A-2-2 (“The Santa Anita Mall Companion Loan”), will be contributed to the UBS-BB 2013-C6 Trust.  The Santa Anita Mall Companion Loan has been contributed to the UBS-BB 2013-C5 securitization trust.

The Santa Anita Mall Loan Combination proceeds were used to refinance existing debt of approximately $154.0 million, pay closing costs and fees of approximately $485,916 and return equity to the sponsor of approximately $130.0 million.  Based on the appraised value of $610.0 million as of November 19, 2012, the cut-off date LTV is 46.7%.

The Borrower / Sponsor.   The borrowers, Santa Anita Shoppingtown LP, a single purpose Delaware limited partnership and Santa Anita Borrower LLC, a Delaware limited liability company (collectively, the “Borrowers”) are structured to be bankruptcy-remote with at least two independent directors in their respective organizational structures. The sponsor of the Borrower and the non-recourse carveout guarantor is Westfield America, Inc. (the “Sponsor”). Liability under the guaranty of recourse obligations is limited to $28,500,000. The Sponsor is a real estate investment trust (“REIT”) with interests in 55 shopping centers made up of 50 super-regional shopping centers, four regional shopping centers and one power center in markets such as northern California, Chicago, southern Florida, Los Angeles, New Jersey, New York, San Diego and suburban Washington, D.C.  The Sponsor’s U.S. shopping center portfolio encompasses approximately 63 million sq. ft. of retail space within 12 states, which it leases to nearly 9,000 specialty retailers.  Within the state of California, Westfield America, Inc. has interests in 24 properties, including the Santa Anita Mall Property.  The Sponsor is also the non-recourse carveout guarantor under the mortgage loan in the pool known as Broward Mall, which has a cut-off date balance of $95.0 million. The Canadian Pension Plan Investment Board owns approximately 40.4% of the Borrower and is permitted to control.

The Property.   The Santa Anita Mall Property consists of an enclosed, two and three-level super regional mall located at 400 South Baldwin Avenue in Arcadia, California, approximately one mile south of Interstate 210, five miles west of Interstate 605 and 19 miles northeast of Los Angeles. Anchors at the Santa Anita Mall Property include JC Penney, Macy’s and Nordstrom, which are subject to

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 South Baldwin Avenue Arcadia, CA 91007	Collateral Asset Summary Santa Anita Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 46.7% 3.05x 11.8%

long term ground leases. Major tenants at the Santa Anita Mall Property include XXI Forever, AMC Movie Theater, Dave & Busters, Sport Chalet, Gold’s Gym, Urban Home, Old Navy, H&M, and Victoria’s Secret.  Mall shop space consists of approximately 235 stores totaling 511,637 sq. ft. inclusive of the food court and kiosks.  The Santa Anita Mall Property was 97.0% occupied as of the rent roll dated December 31, 2012.  The Santa Anita Mall Property generates $398.4 million in gross sales, including comp in line sales per sq. ft. of $399 and occupancy cost of 17.2%.

The Santa Anita Mall Property was built in 1974 and was renovated in 2009.  The Westfield Group originally acquired a 39.7% interest in the Santa Anita Mall Property in September 1998 and an additional 50% interest in December 1998 as part of an estimated $2.5 billion disposition of United States shopping mall holdings by TrizecHahn Corporation of Toronto.  TrizecHahn agreed to sell the 20 malls in April 1998 to Westfield America Inc. of Los Angeles and to the Rouse Company of Columbia, Maryland. Westfield subsequently purchased an additional 50% stake in the Santa Anita Mall Property in December 1998 from Meditrust Cos. as part of Meditrust’s larger restructuring plan.  In November 2012, the Sponsor completed a $35.7 million development plan to convert a vacant Robinsons-May box with a 117,817 sq. ft. three-level XXI Forever store (in occupancy since November 2012) and a 34,821 sq. ft. Gold’s Gym.  In May 2009, the Promenade opened, adding 115,000 sq. ft. of new open-air retail space to the Santa Anita Mall Property. This $120.0 million expansion introduced 30 new shops and restaurants, landscaped courtyards, walkways, and fountains. The Promenade features new two-level subterranean parking for easy access to the 30 new stores and restaurants.  A renovation of the center court in the existing center was also completed as part of the 2009 renovation. The Santa Anita Mall Property has structured, subterranean and surface parking for a total of 6,800 spaces (4.62 spaces per 1,000 sq. ft. of total GLA).

The Santa Anita Mall Property is located at the intersection of South Baldwin Avenue and West Huntington Drive, approximately seven miles east of the Pasadena Central Business District (“CBD”) and approximately 19 miles northeast of the Los Angeles CBD and approximately 35 miles northeast of the Los Angeles International Airport. Interstate 210 is the primary east/west commercial corridor in the area and is located approximately one mile north of the Santa Anita Mall Property.  Interstate 605 is a primary north/south commercial corridor, providing direct access to Long Beach and the shores of California, and is located approximately five miles to the east of the Santa Anita Mall Property.    According to a market research report, the Santa Anita Mall Property’s trade area is projected to include 6,098,173 people (within a 20 mile radius as of 2013) with an average household income of $69,721.  Approximately 23.6% of the population within a 10-mile radius of the Santa Anita Mall Property has an average estimated household income of $100,000 or more.

The chart below details the Santa Anita Mall Property’s tenancy by general type.

Santa Anita Mall Property Tenant Type Summary
Tenant Type	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Annual Base Rent Per Sq. Ft.(1)	% of Total U/W Base Rent(1)(2)	Average Remaining Lease Term (Yrs)	2012 Sales Per Sq. Ft.	Occupancy Cost %(3)
Anchor Tenants (ground leased)	515,824	35.0%	NAP	NAP	6.2	$297	NAP

Major In-Line > 10,000 sq. ft. – Comp	149,375	10.1	$24.97	11.6%	4.0	$243	11.9%
Major In-Line > 10,000 sq. ft. – Non-Comp	176,620	12.0	$18.81	10.3	14.2	NAP	NAP
Theater(4)	73,938	5.0	$31.84	7.3	6.5	$1,019,563	15.4%
In-Line ≤ 10,000 sq. ft. – Comp	348,938	23.7	$42.02	45.5	3.7	$399	17.2%
In-Line ≤ 10,000 sq. ft. – Non-Comp	135,963	9.2	$29.17	12.3	4.8	NAV	NAV
Food Court – Comp	6,040	0.4	$232.97	4.4	1.8	$1,408	18.6%
Food Court – Non-comp	3,600	0.2	$74.99	0.8	4.4	NAV	NAV
ATM/Kiosk/Other	11,096	0.8	$219.09	7.5	4.4	$804	26.1%
Outparcel	6,000	0.4	$10.14	0.2	5.3	NAV	NAV
Vacant	44,773	3.0	NAP	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(5)	1,472,167	100.0%	$35.33	100.0%
(1)	U/W Annual Base Rent Per Sq. Ft. and % of Total U/W Base Rent include contractual rent steps through December 31, 2013 and percentage in lieu of rent that was calculated based on 2012 Total Sales.
(2)	% of Total U/W Base Rent is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes ground lease anchor tenants as well as any gross up of vacant space.
(3)
Occupancy Cost % is calculated as (A) the sum of (i) underwritten base rent, inclusive of percentage in lieu rent that was calculated based on 2012 Total Sales and (ii) the tenant-by-tenant expense recoveries per the rent roll dated December 31, 2012, divided by (B) the 2012 Total Sales.

(4)	Tenant’s 2012 Sales Per Sq. Ft. is calculated on a per-screen (16-screens) basis.
(5)
Total U/W Annual Base Rent Per Sq. Ft. is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes ground lease anchor tenants (515,824 sq. ft.) as well as any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 South Baldwin Avenue Arcadia, CA 91007	Collateral Asset Summary Santa Anita Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 46.7% 3.05x 11.8%

The Market.  The Santa Anita Mall Property is located in Arcadia, California, within close proximity to Interstate 210 on South Baldwin Avenue, approximately seven miles east of the Pasadena CBD.  Interstate 210 is a major east/west corridor, which provides direct access to Pasadena to the west and forms a portion of the Foothill Freeway, connecting Los Angeles with its northern suburbs.  South Baldwin Avenue, which forms the western boundary of the Santa Anita Mall Property and serves as a commercial corridor within the neighborhood intersects with Interstate 210 approximately one mile north of the Santa Anita Mall Property.  Secondary access to the area is provided by Huntington Drive, an east/west thoroughfare.  The Santa Anita Mall Property has frontage on Huntington Drive which provides ingress/egress.

The area surrounding the Santa Anita Mall Property consists of a mix of commercial and residential properties. The Santa Anita Mall Property is adjacent to Santa Anita Park to the north, a thoroughbred racetrack situated on 320 acres with a grandstand that seats 26,000 guests and an infield that can accommodate 50,000 guests. The appraisal estimates that the park experiences 3,000 weekly visitors and about 10,000 visitors on the weekends. To the east of the Santa Anita Mall Property is the Methodist Hospital on West Huntington Drive, which supports several medical office buildings in the immediate area. West and south of the Santa Anita Mall Property is primarily residential use with a mix of single family and multi-family properties.

The Santa Anita Mall Property is located in Arcadia, Los Angeles County, California within the Los Angeles-Long Beach-Anaheim Metropolitan Statistical Area (“Los Angeles MSA”).  With an estimated 2013 population of approximately 18.0 million, the Los Angeles MSA is the 2nd largest metropolitan area in the U.S.  The Los Angeles / Long Beach port complex is ranked number one in the United States in trade activity, and number three in the world (behind only Hong Kong and Singapore).  The Los Angeles economy remains one of the nation’s largest economic engines, relying on a number of diverse industries such as fashion, biomedical technology, high-tech manufacturing, entertainment, and shipping.  According to the appraisal, the Santa Anita Mall Property’s trade area within a 5-, 10- and 20-mile radius also experienced positive annual population growth between 2000 and 2012 at 0.2%, 0.1%, and 0.1%, respectively with the estimated 2012 population being 433,760, 1,518,842 and 6,031,113, respectively. Through 2017, the populations within a 5-, 10- and 20-mile radius are expected to grow to 438,416, 1,527,928 and 6,069,486, respectively, which represent growth rates of 0.2%, 0.1%, and 0.1%, respectively.

Average estimated household income for 2013 within a 5-, 10- and 20-mile radius is $87,575, $77,767 and $69,721, respectively, compared to the state of California average of $83,188.  Approximately 23.6% of the population within a 10-mile radius of the Santa Anita Mall Property has an average estimated household income of $100,000 or more.

The chart below details the Santa Anita Mall Property’s competitive set.

Competitive Property Summary(1)
Property	Year Built / Renovated	Total GLA	Anchor Tenants	Occupancy %(2)	Proximity (miles)
Santa Anita Mall Property	1974 / 2009	1,472,167	JC Penney, Macy’s, Nordstrom	97.0%	Subject
Paseo Colorado	2001	556,271	Macy’s, ArcLight Cinemas, DSW, Gelson’s, Equinox Health & Fitness	81.0%	7.5
Shops at Montebello	1985 / 2010	758,504	Macy’s, Macy’s Home, JC Penney, Forever 21	95.0%	9.0
Westfield West Covina	1975 / 2012	1,033,372	Macy’s, JC Penney, Sears, Best Buy, 21 Forever, Nordstrom Rack	NAV	12.9
Glendale Galleria	1976 / 1997	1,300,500	Nordstrom, Macy’s, JC Penney, Target, Bloomingdales (in 2013)	100.0%	15.0
Eastland Center	1957 / 2011	806,331	Target, Burlington Coat Factory, Bed Bath & Beyond, Dick’s Sporting Goods	100.0%	15.0
Puente Hills	1974 / 2007	1,103,834	AMC 20, Burlington Coat Factory, Forever 21, Macy’s	89.0%	22.0
(1)	Source: Appraisal
(2)	Based on total mall GLA including anchors subject to long term ground leases.

The Santa Anita Mall Property is the dominant mall in its trade area due to its above average access and exposure at the intersection of Huntington Drive and South Baldwin Avenue, just to the south of Interstate 210.  Huntington Drive and South Baldwin Avenue have reported traffic counts of over 70,000 vehicles per day.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 South Baldwin Avenue Arcadia, CA 91007	Collateral Asset Summary Santa Anita Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 46.7% 3.05x 11.8%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	12/31/2011	T-12 8/31/2012	U/W	U/W Per Sq. Ft.(1)
Base Rent(2)	$27,890,185	$27,383,490	$28,965,286	$29,254,466	$30,949,848	$32.36
Percentage Rent(3)	153,464	161,338	187,285	222,117	293,242	0.31
Rent Steps(4)	0	0	0	0	960,369	1.00
Value of Vacant Space(5)	0	0	0	0	1,824,058	1.91
Gross Potential Rent	$28,043,649	$27,544,828	$29,152,571	$29,476,583	$34,027,517	$35.58
Total Recoveries	12,074,121	13,306,393	13,435,658	14,384,465	16,924,503	17.70
Total Other Income(6)	2,843,740	2,817,091	3,237,787	3,038,718	2,923,626	3.06
Less: Vacancy	(328,516)	(392,529)	(130,448)	(240,961)	(3,098,746)	(6.1%)
Effective Gross Income	$42,632,994	$43,275,783	$45,695,568	$46,658,805	$50,776,900	$53.09
Total Operating Expenses	14,882,181	15,660,033	16,035,227	16,567,469	17,084,497	17.86
Net Operating Income	$27,750,813	$27,615,750	$29,660,341	$30,091,336	$33,692,403	$35.23
TI/LC	0	0	0	0	1,345,475	1.41
Capital Expenditures	0	0	0	0	191,269	0.20
Net Cash Flow	$27,750,813	$27,615,750	$29,660,341	$30,091,336	$32,155,660	$33.62
(1)	U/W Per Sq. Ft. based on total mall sq. ft. of 956,343, excluding ground lease anchor tenants.
(2)	U/W Base Rent is based on the rent roll dated December 31, 2012.
(3)	U/W Percentage Rent is based on breakpoints and % per the rent roll dated December 31, 2012 and 2012 Total Sales.
(4)	U/W Rent Steps includes contractual rent increases through December 31, 2013.
(5)	U/W Value of Vacant Space is based on the vacant sq. ft. as of the rent roll dated December 31, 2012, at average in-place rent for each tenant space type.
(6)	Total Other Income includes specialty leases and storage income.

Anchor Tenants Historical Sales Per Sq. Ft.(1)
Tenant	2010	2011	2012
JC Penney	$178	$184	$169
Macy’s	$239	$252	$260
Nordstrom	$509	$522	$529
(1)	Based on historical sales statements provided by the Borrower.

Property Management.    The Santa Anita Mall Property is managed by Westfield, LLC, an affiliate of the Borrower.

Lockbox / Cash Management.    The Santa Anita Mall Loan Combination is structured with a hard lockbox and springing cash management.  Active cash management and a cash sweep of all excess cash into a lender controlled account are triggered upon the occurrence of an event of default by the Borrowers (a “Santa Anita Mall Cash Sweep Event”).

Initial Reserves.    None.

Ongoing Reserves.    At any time during which the debt service coverage ratio is less than 1.20x, calculated based on the previous 12 month period and tested on the first day of each calendar quarter, or a Santa Anita Mall Cash Sweep Event, the Santa Anita Mall Loan Combination documents will require monthly deposits of (i) $354,123 into a tax reserve account, (ii) $70,174 into an insurance reserve account, (iii) $15,939 into a capital expenditure/replacement reserve account, and (iv) $113,414 into a TI/LC reserve account.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None Permitted.

Partial Release.     If there is no event of default, Borrower may make transfers of non-income producing, non-material portions of the Santa Anita Mall Property including parking areas to third parties or affiliates of Borrower, provided that no transfer may result in a material adverse effect on the value of the Santa Anita Mall Property or the financial condition of the Borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 South Baldwin Avenue Arcadia, CA 91007	Collateral Asset Summary Santa Anita Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 46.7% 3.05x 11.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 South Baldwin Avenue Arcadia, CA 91007	Collateral Asset Summary Santa Anita Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 46.7% 3.05x 11.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

400 South Baldwin Avenue Arcadia, CA 91007	Collateral Asset Summary Santa Anita Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 46.7% 3.05x 11.8%

Santa Anita Mall
400 South Baldwin Avenue
Arcadia, CA 91007
SAN GABRIEL MTS.
Hahamongna Watershed Park
Altadena
Altadena Dr.
Woodbury Rd.
New York Dr.
Eaton Canyon Park
Saint Luke Medical Center
Washington Blvd.
PASADENA
Rose Bowl
Brookside Park
Orange Grove Blvd.
Victory Park
Foothill Fwy
Hastings Village
Foothill Blvd.
Monrovia
Memorial Park
Lake
Allen
Sierra Madre Villa
Colorado Blvd.
One Colorado
Paseo Colorado
Pasadena City College
Del Mar Blvd.
Del Mar
Los Angeles County Arboretum
Santa Anita Park and Racetrack
Arcadia County Park
Huntington Dr.
Foothill Fwy
California Institute of Technology
California Blvd.
East Pasadena
Fillmore
Huntington Memorial Hospital
Methodist Hospital of Southern California
Duarte Rd.
Huntington Library and Botanical Gardens
Arcadia
East San Gabriel
San Marino
Downtown Los Angeles 6 miles
METRORAIL GOLD LINE
Mission
LOS ANGELES COUNTY
South Pasadena
Huntington Dr.
San Gabriel
Las Tunas Dr.
Live Oak Ave.
Irwindale Speedway
Temple City Blvd.
Baldwin Ave.
Santa Anita Ave.
Peck Rd.
Myrtle Ave.
Main St.
San Gabriel Valley Medical Center
Alhambra
Mission Rd.
Alhambra Medical Ctr.
Temple City
Lower Azusa Rd.
El Monte Airport
Almansor Park
Mission Dr.
LOS ANGELES
Del Mar Ave.
San Gabriel Blvd.
Rosemead Blvd.
Valley Blvd.
Mission Rd.
Valley Blvd.
EL MONTE
El Monte
Ramona Blvd.
Garfield Ave.
San Bernardino Fwy
METROLINK SAN BERNARDINO LINE
Cal State University Los Angeles
Garfield Medical Ctr.
New Ave.
Garvey Ave.
Rosemead
Garvey Ave.
Valley Blvd.
CAL STATE-LA
Monterey Park
Rush St.
Tyler Ave.
Peck Rd.
Durfee Ave.
Whittier Narrows Recr. Area
Hill Dr.
East Los Angeles Comm. College
Mednik Ave.
Potrero Grande Dr.
Pomona Fwy
San Gabriel River Fwy
Riggin St.
METRORAIL
Pomona Fwy
The Shops at Montebello
Workman Mill Rd.
METROLINK RIVERSIDE LINE
East LA Civic Center
Atlantic
Durfee Ave.
Pico Rivera Bicentennial Park
EAST LOS ANGELES
Montebello
Pico Rivera
Hacienda Heights
210
134
110
19
10
605
710
60
GLENDALE
Altadena
ANGELES NATIONAL FOREST
SAN GABRIEL MTS.
PASADENA
Monrovia
Azusa
Arcadia
Temple City
San Gabriel
Baldwin Park
Covina
Alhambra
El Monte
LOS ANGELES
West Covina
East Los Angeles
Monterey Park
La Puente
Montebello
Pico Rivera
Huntington Park
Hacienda Heights
Whittier
Rowland Heights
Florence
South Gate
Downey

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1225-1275 Pale San Vitores Road Tumon, Tamuning, Guam 96913	Collateral Asset Summary Bayview Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,939,105 63.7% 1.56x 10.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1225-1275 Pale San Vitores Road Tumon, Tamuning, Guam 96913	Collateral Asset Summary Bayview Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,939,105 63.7% 1.56x 10.3%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Regional Mall
Sponsor:	Michael Z. Ysrael		Collateral:	Fee Simple / Leased Fee
	Alfred C. Ysrael		Location:	Tumon, Tamuning, Guam
	Tanota Hotels, LLC		Year Built / Renovated:	1996, 1997, 2002 / NAP
	Bowling Investments, LLC		Total Sq. Ft.: (2)	244,626
Borrower:	Bayview I, LLC; Bayview III, LLC		Property Management:	Tanota Corporation
Original Balance:	$60,000,000		Underwritten NOI:	$6,187,918
Cut-off Date Balance:	$59,939,105		Underwritten NCF:	$6,166,315
% by Initial UPB:	4.6%		Appraised Value:	$94,100,000
Interest Rate:	5.1935%		Appraisal Date:	December 19, 2012
Payment Date:	6th of each month
First Payment Date:	April 6, 2013		Historical NOI
Maturity Date:	March 6, 2023		Most Recent NOI:	$6,191,722 (T-12 November 30, 2012)
Amortization:	360 months		2nd Most Recent NOI:	$5,640,314 (December 31, 2011)
Additional Debt:	None		3rd Most Recent NOI:	$5,722,652 (December 31, 2010)
Call Protection:	L(25), D(92), O(3)
Lockbox / Cash Management:	Hard / Springing		Historical Occupancy(3)
			Most Recent Occupancy:	98.8% (January 25, 2013)
Reserves(1)			2nd Most Recent Occupancy:	99.0% (December 31, 2011)
	Initial	Monthly	3rd Most Recent Occupancy:	93.3% (December 31, 2010)
Taxes:	$12,296	$2,049
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   The Bayview Plaza Property is comprised of a total of 244,626 sq. ft. including a portion of DFS Galleria (74,326 sq. ft) and Phase II (100,613 sq. ft.) which are subject to ground leases.
(3)   Historical occupancy shown in the table above is based on historical occupancy percentages provided by the Borrower, inclusive of ground lease tenants.

Insurance:	$320,833	$29,167
Replacement:	$0	$1,800
TI/LC:	$2,000,000	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$245
Balloon Balance / Sq. Ft.:		$203
Cut-off Date LTV:		63.7%
Balloon LTV:		52.8%
Underwritten NOI DSCR:		1.57x
Underwritten NCF DSCR:		1.56x
Underwritten NOI Debt Yield:		10.3%
Underwritten NCF Debt Yield:		10.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1225-1275 Pale San Vitores Road Tumon, Tamuning, Guam 96913	Collateral Asset Summary Bayview Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,939,105 63.7% 1.56x 10.3%

Anchor and Major Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area (2)	U/W Annual Base Rent Per Sq. Ft.(3)	% of U/W Base Rent(3)(4)	Lease Expiration	2012 Total Sales (000s)	Sales Per Sq. Ft.(5)	Occupancy Cost (% of Sales)(5)(6)
Ground Lease Tenants
Comete Guam, Inc.	NR/NR/NR	100,613	41.1%	NAP	NAP	9/30/2075	NAV	NAV	NAP
DFS Group L.P.	NR/NR/NR	74,326	30.4	NAP	NAP	5/31/2065	NAV	NAV	NAP
Subtotal		174,939	71.5%				NAV	NAV	NAP

Major In-Line Tenants
DIZZY, Inc.(7)	NR/NR/NR	11,925	4.9%	$45.57	11.5%	Various	$4,334	$561	14.5%
Stores Specialists, Inc.(8)	NR/NR/NR	6,934	2.8	$25.08	3.7	9/30/2014	NAV	NAV	NAV
ABC Stores - Guam(9)	NR/NR/NR	3,481	1.4	$167.23	12.3	Various	$7,164	$2,058	9.4%
Little Italy, Inc. d/b/a Vitale’s	NR/NR/NR	3,370	1.4	$36.00	2.6	4/30/2015	$1,394	$414	15.9%
Kupono Investment, Inc. d/b/a LeSportsac(10)	NR/NR/NR	2,762	1.1	$105.98	6.2	Various	$2,676	$969	13.2%
Subtotal		28,472	11.6%	$60.18	36.2%		$15,568	$898	12.0%

Other(11)	Various	38,285	15.7%	$79.01	63.8%	Various	$27,184	$1,198	11.2%
Vacant	NAP	2,930	1.2	NAP	NAP	NAP	NAP	NAP	NAP
Total/Wtd. Avg.(12)		244,626	100.0%	$70.98	100.0%		NAP	NAP	NAP
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	% of Net Rentable Area is based on total sq. ft. of 244,626, inclusive of ground lease tenants.
(3)	U/W Annual Base Rent Per Sq. Ft. and % of U/W Base Rent include contractual rent steps through July 1, 2013 as well as percentage-in-lieu rent that was calculated based on 2012 Total Sales.
(4)	% of U/W Base Rent is based on total occupied underwritten base rent and excludes ground lease tenants and any gross up of vacant space.
(5)	Sales Per Sq. Ft. and Occupancy Cost (% of Sales) are based on 2012 Total Sales.
(6)
Occupancy Cost (% of Sales) is calculated as (A) the sum of (i) underwritten base rent, inclusive of percentage-in-lieu rent that was calculated based on 2012 Total Sales and (ii) the tenant-by-tenant expense recoveries per the rent roll dated January 25, 2013, divided by (B) the 2012 Total Sales.

(7)
DIZZY, Inc. leases six spaces at the Bayview Plaza Property doing business as DNA Evolution (3,214 sq. ft. expiring July 31, 2015), DNA (2,760 sq. ft. expiring April 30, 2017), DNA Evolution Kids (2,400 sq. ft. expiring June 30, 2017), KICKS/HI (1,337 sq. ft. expiring July 31, 2017), Volcom (1,230 sq. ft. expiring June 30, 2017) and DV8 Boardshop (984 sq. ft. expiring July 31, 2017). DIZZY, Inc.’s 2012 Total Sales (000s), Sales Per Sq. Ft. and Occupancy Cost (% of Sales) include tenant spaces that reported 2011 and 2012 Total Sales.

(8)
Stores Specialists, Inc. leases three spaces at the Bayview Plaza Property doing business as Gap (5,102 sq. ft.), Beauty Bar (1,162 sq. ft.) and Aerosoles (670 sq. ft.) and has one, three-year option on each of the spaces.

(9)	ABC Stores – Guam leases two inline spaces (2,000 sq. ft. expiring April 14, 2017 and 981 sq. ft. expiring June 30, 2015) and two storage spaces (350 sq. ft. and 150 sq. ft. expiring March 31, 2015).
(10)	Kupono Investment, Inc. d/b/a LeSportsac leases one inline space (2,000 sq. ft. expiring September 30, 2017) and one storage space (762 sq. ft., expiring September 30, 2014).
(11)	Other tenant Sales Per Sq. Ft. and Occupancy Cost (% of Sales) include only tenants less than or equal to 2,500 sq. ft. that reported 2012 sales, 2011 sales, and 2010 sales.
(12)
Wtd. Avg. U/W Annual Base Rent Per Sq. Ft. is based on total occupied collateral sq. ft. of 66,757 sq. ft., which excludes ground leased tenants totaling 174,939 sq. ft. as well as any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1225-1275 Pale San Vitores Road Tumon, Tamuning, Guam 96913	Collateral Asset Summary Bayview Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,939,105 63.7% 1.56x 10.3%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft. (2)	% of Total Sq. Ft. Expiring(2)	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(3)	% U/W Base Rent Rolling(3)	Cumulative % of U/W Base Rent(3)
MTM	19	13,627	19.6%	13.627	19.6%	$59.66	24.3%	24.3%
2013	7	5,798	8.3	19,425	27.9%	$52.48	9.1	33.4%
2014	17	17,286	24.8	36,711	52.7%	$39.77	20.5	53.9%
2015	10	12,576	18.0	49,287	70.7%	$44.17	16.6	70.5%
2016	1	1,150	1.7	50,437	72.4%	$96.00	3.3	73.8%
2017	9	16,320	23.4	66,757	95.8%	$53.88	26.2	100.0%
2018	0	0	0	66,757	95.8%	$0.00	0.0	100.0%
2019	0	0	0	66,757	95.8%	$0.00	0.0	100.0%
2020	0	0	0	66,757	95.8%	$0.00	0.0	100.0%
2021	0	0	0	66,757	95.8%	$0.00	0.0	100.0%
2022	0	0	0	66,757	95.8%	$0.00	0.0	100.0%
2023	0	0	0	66,757	95.8%	$0.00	0.0	100.0%
Thereafter	0	0	0	66,757	95.8%	$0.00	0.0	100.0%
Vacant	NAP	2,930	4.2	69,687	100.0%	NAP	NAP
Total / Wtd. Avg.	63	69,687	100.0%			$50.18	100.0%
(1)	Certain tenants may have termination options that may become exercisable prior to the stated lease expiration date in the subject lease. Such early termination dates are not considered in this chart.
(2)	Total Expiring Sq. Ft. and % of Total Sq. Ft. Expiring do not include ground lease tenants.
(3)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent, include contractual rent steps through July 1, 2013, and exclude ground lease tenants totaling 174,939 sq. ft. as well as any gross up of vacant space.

The Loan. The Bayview Plaza loan (the “Bayview Plaza Loan”) is a $60.0 million ($245 per sq. ft.), fixed rate loan secured by the borrower’s fee simple and leased fee interest in a 244,626 sq. ft. Class A regional mall located at 1225-1275 Pale San Vitores Road in Tumon, Tamuning, Guam (the “Bayview Plaza Property”).  Major national tenants at the Bayview Plaza Property include DIZZY, Inc. (d/b/a DNA, DNA Evolution, DNA Evolution Kids, KICKS/HI, Volcom, and DV8 Boardshop), Stores Specialists, Inc. (d/b/a Gap, Beauty Bar, and Aerosoles), ABC Stores - Guam, Little Italy, Inc. d/b/a Vitale’s, and Kupono Investment, Inc. d/b/a LeSportsac. The $60.0 million first mortgage loan has a ten-year term.  The Bayview Plaza Loan accrues interest at a fixed rate equal to 5.1935% and amortizes on a 30-year schedule.

The Bayview Plaza Loan proceeds were used to refinance existing debt of approximately $34.1 million, fund upfront reserves totaling approximately $2.3 million, pay closing costs of $725,842, and return equity to the sponsors of approximately $22.9 million.  Based on the appraised value of $94.1 million as of December 19, 2012, the cut-off date LTV is 63.7%.

The Borrower / Sponsor.    The borrowers, Bayview I, LLC and Bayview III, LLC, each a single purpose Guam limited liability company (collectively, the “Borrower”), are structured to be bankruptcy-remote, with two independent directors in their organizational structure. The Borrower is owned 99.5% by Tanota Hotels, LLC which in turn is held in equal shares by five Ysrael family trusts.  Bayview I and III Guam SPE, LLC holds the remaining 0.5% interest in the Borrower.  Bayview I and III Guam SPE, LLC  is 100% held by Tanota Corporation, which is in turn held by Alfred C. Ysrael (50%), Diana Z. Ysrael (49%), and Michael Z. Ysrael (1%).  Michael Z. Ysrael, Alfred C. Ysrael, Bowling Investments, LLC and Tanota Hotels, LLC will serve as the carve-out guarantors (joint and several) for the loan. The guarantors reported a total net worth of $265,581,831 and liquidity of $12,502,613 as of January 1, 2013.

Tanota Hotels, LLC (the “Sponsor”) was founded by Alfred C. Ysrael and is a large private real estate owner on the island of Guam, with a portfolio that has included apartment properties, commercial properties, hotels, ground leases and undeveloped land. In 1986 the various companies were re-organized and consolidated into Tanota Partners, a Guam limited partnership. Mr. Ysrael’s son, Michael Z. Ysrael, returned to Guam in the early 1990s after completing his education and has been handling the day-to-day activities of the company since the mid-1990s.  Michael Z. Ysrael’s educational background includes a B.S. in Finance, a J.D. degree and an L.L.M. in Taxation.

The Tanota entities conceived and developed Tumon’s Pleasure Island District, which contains the Bayview Plaza Property. Pleasure Island contains a restaurant, entertainment and retail complex with “Underwater World,” one of the world’s longest walk-through tunnel aquariums.  Underwater World is one of Guam’s top tourist attractions and is connected to the adjacent Outrigger Hotel lobby. Pleasure Island has been successful and has contributed to Guam’s overall economy.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1225-1275 Pale San Vitores Road Tumon, Tamuning, Guam 96913	Collateral Asset Summary Bayview Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,939,105 63.7% 1.56x 10.3%

The Property.    The Bayview Plaza Property consists of four components, a two-story and a three-story Class A retail building containing in the aggregate 69,687 sq. ft. net rentable area (Phases I and III) and leased fee interests in two parcels (that include all of the land at an adjacent retail property known as Bayview Plaza II and a portion of the land at a nearby property known as DFS Galleria) containing in the aggregate 174,939 sq. ft. which are subject to two long term ground leases.  The improvements at Bayview Plaza II and DFS Galleria are not collateral for the Bayview Plaza Loan.  The Bayview Plaza Property was built in phases in 1996, 1997, and 2002 on a 4.97 acres site. Phase I is a 2-story retail building with roof top parking that contains a net rentable area of 20,286 sq. ft. The tenants in Phase I specialize in casual wear and food service.  Phase II consists of the leased fee interest underlying a 100,613 sq. ft. commercial building, subject to a long term ground lease to Comete Guam, Inc. Comete Guam, Inc. owns the commercial improvements on the site which are connected to Phases I and III as well as the lobby of the adjacent Outrigger Hotel.  Phase II is occupied by retailers and tourist attractions, such as Underwater World, one of the world’s longest walk-through tunnel aquariums, SeaGrill restaurant and Godiva.  Phase III (“Phase III”) is a 2- and 3-story enclosed mall containing 49,401 sq. ft. with sub-grade and rooftop parking. Shops in Phase III include world class retailers such as Marc Jacobs, Bottega Veneta, Cole Haan, Vivienne Westwood and Rolex. The fourth component of the Bayview Plaza Property consists of the leased fee interest underlying 74,326 sq. ft. of retail improvements subject to a long term ground lease to DFS Group L.P. (“DFS”). DFS owns and operates the improvements on the site, which are a portion of the total approximately 207,000 sq. ft. DFS Galleria enclosed mall.  DFS Galleria consists of luxury retailers such as Prada, Armani, Salvatore Ferragamo, Coach, Fendi and Burberry, among others. Per the January 25, 2013 rent roll and excluding the ground leased tenants, the improvements were 95.8% leased to 48 international and local tenants with average comp inline sales equal to $1,125 per sq. ft. and an occupancy cost of 11.3% (based on year-end 2012 sales).

The Borrower developed the Bayview Plaza Property in 1996-2002 at an estimated cost of $12.4 million. Since development, the Borrower has spent approximately $5.0 million in capital improvements. The development and capital improvements expenditures indicated exclude land acquisition costs as well as any development costs associated with the construction of tenant owned improvements on the two ground lease parcels.

The Sponsor is currently developing a 417 room luxury hotel under the Dusit flag adjacent and connected to the Bayview Plaza Property via an adjoining walkway. The hotel is expected to open for business at the end of 2013 and will join the 600-room Outrigger hotel, which is also owned by the Sponsor and connected to the Bayview Plaza Property.

The Bayview Plaza Property is located along Pale San Vitores Road in Tumon, in the Municipality of Tamuning, Island of Guam. Tumon is bordered to the northeast by Dededo, the island’s most populous residential area. Tamuning, a major commercial area of Guam, borders Tumon to the south and southwest. Guam’s primary roadway, Marine Drive, and the Harmon Industrial Park border Tumon to the east. Tumon Bay and the Philippine Sea border Tumon to the west. The capital of Guam, Hagatna, is located approximately five miles southwest of the subject property. The A.B. Won Pat Guam International Airport is located approximately two miles to the south.

Bayview Plaza Tenant Type Summary
Tenant Type	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Annual Base Rent Per Sq. Ft.(1)	% of Total U/W Base Rent(1)(2)	Average Remaining Lease Term (Yrs)	2012 Sales Per Sq. Ft.	Occupancy Cost %(3)
In-line <10,000 sq. ft. – Comp	37,534	15.3%	$97.66	77.4%	2.0	$1,125	11.3%
In-line <10,000 sq. ft. – Non-Comp	20,396	8.3	$41.30	17.8	1.8	NAV	NAV
ATM/Kiosk/Other(4)	8,827	3.6	$26.10	4.9	1.7	NAV	NAV
Ground Lease	174,939	71.5	NAP	NAP	58.1	NAV	NAV
Vacant	2,930	1.2	NAP	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(5)	244,626	100.0%	$70.98	100.0%
(1)	U/W Annual Base Rent Per Sq. Ft. and % of Total U/W Base Rent include contractual rent steps through July 1, 2013 and percentage-in-lieu rent that was calculated based on 2012 Total Sales.
(2)	% of Total U/W Base Rent is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes ground lease tenants as well as any gross up of vacant space.
(3)
Occupancy Cost % is calculated as (A) the sum of (i) underwritten base rent, inclusive of percentage-in-lieu rent that was calculated on 2012 Total Sales and (ii) the tenant-by-tenant expense recoveries per the rent roll dated January 25, 2013, all divided by (B) the 2012 Total Sales.

(4)	ATM/Kiosk/Other space includes 4,316 sq. of office space and 4,511 sq. ft. of storage space.
(5)
Wtd. Avg. U/W Annual Base Rent Per Sq. Ft. is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes any ground lease tenants (174,939 sq. ft.) as well as any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1225-1275 Pale San Vitores Road Tumon, Tamuning, Guam 96913	Collateral Asset Summary Bayview Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,939,105 63.7% 1.56x 10.3%

The Market.    The Bayview Plaza Property is located in the Pleasure Island submarket of Tumon, Tamuning, Guam. Tumon is generally a mixture of tourist-oriented resort and high-end residential development along Tumon Bay, tourist-oriented commercial development and hotels along San Vitores Road, and single-family and multi-family residential uses located at interior portions. Major roadways in the vicinity include San Vitores Road which abuts the subject property to the south. Guam’s primary roadway, Marine Drive, is located to the southeast. San Vitores Road is the primary roadway in Tumon. There are numerous hotels and commercial establishments that front this multiple lane roadway. Since the early 1990s, dramatic growth in tourist-related development has occurred along San Vitores Road. Marine Drive is the primary roadway on Guam. Marine Drive connects Dededo with the business center of Hagatna (to the southwest) and points further south. This primary roadway provides for several lanes of traffic flowing in both directions. A secondary road in the vicinity involves Ypao Road which is located across San Vitores Road from the subject. Ypao Road connects San Vitores Road with Marine Drive.

Tumon, a major tourism center of Guam, is divided into three major parts: west Tumon, central Tumon and Pleasure Island on its eastern part. West and central Tumon are less developed and include area from the Hilton hotel to right before the Tumon Sands Plaza. Pleasure Island is the most developed area in Tumon and generally includes the area between the Hyatt hotel and the Westin hotel, as well as Tumon Sands Plaza. Pleasure Island includes the Hyatt hotel, Sandcastle Entertainment Complex, DFS Galleria, Bayview Complex (including the Bayview Plaza Property), Comete Building, Underwater World, Outrigger Hotel, Westin hotel, Pacific Place and JP Superstore complex. The retail shops in the area typically include high end boutiques including many luxury brands such as Louis Vuitton, Prada, Rolex, Salvatore Ferragamo and others. The subject is located in the heart of Pleasure Island.

Tourism is a major economic driver for the island of Guam. Guam attracts many visitors due to its convenient location near to major cities in Asia, tropical climate, beaches, tax free shopping and world class accommodations. Guam is a duty-free zone and has no sales tax. Approximate air travel time to Guam from Tokyo is 3.5 hours, Seoul is 4.75 hours, Taipei is 4.0 hours, Hong Kong is 4.75 hours, Honolulu is 7.0 hours, and San Francisco is 12 hours. According to the appraisal, approximately 1.3 million tourists visited Guam in 2012, an increase of 12.8% over 2011.

The chart below details the Bayview Plaza Property’s competitive set.

Competitive Property Summary(1)
Property	Year Built / Renovated	Total GLA	Major Tenants	Occupancy %	Proximity (miles)
Bayview Plaza Property	1996, 1997, 2002 / NAP	244,626	Gap, LeSportsac, Bottega Veneta	98.8%	Subject
Bayview Phase IV	1999	20,000	Hard Rock Café, Folli Follie	100.0%	0.0
Bayview Phase II(2)	1997	47,000	Underwater World, SeaGrill Restaurant	93.0%	0.0
DFS Galleria(3)	1994/1997	207,000	DFS Galleria	100.0%	0.0
Tumon Sands Plaza(4)	1973	58,900	Louis Vuitton, Gucci, Tiffany	100.0%	0.3
Pacific Place	1996	30,000	ABC Stores, Outback Steakhouse	100.0%	0.3
(1)	Source: Appraisal
(2)	The Bayview Plaza Property collateral includes the leased fee interest underlying the Bayview Phase II improvements referenced in the chart above.
(3)	The Bayview Plaza Property collateral includes the leased fee interest underlying a portion of the DFS Galleria improvements referenced in the chart above.
(4)	Tumon Sands Plaza Total GLA represents retail space only.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1225-1275 Pale San Vitores Road Tumon, Tamuning, Guam 96913	Collateral Asset Summary Bayview Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,939,105 63.7% 1.56x 10.3%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2010	12/31/2011	T-12 11/30/2012	U/W	U/W Per Sq. Ft.(1)
Base Rent(2)	$2,840,319	$2,857,441	$3,041,232	$3,344,832	$13.67
Percentage Rent(3)	868,193	1,196,347	1,557,326	1,388,267	5.68
Rent Steps(4)	0	0	0	5,232	0.02
Value of Vacant Space(5)	0	0	0	142,416	0.58
Gross Potential Rent	$3,708,512	$4,053,788	$4,598,558	$4,880,747	$19.95
Total Recoveries	1,976,273	1,593,299	1,851,183	1,869,846	7.64
Total Other Income(6)	1,947,457	2,036,830	2,036,280	2,236,515	9.14
Less: Vacancy	0	0	0	(337,530)	(5.0%)
Effective Gross Income	$7,632,242	$7,683,917	$8,486,021	$8,649,579	$35.36
Total Operating Expenses	1,909,590	2,043,603	2,294,299	2,461,661	10.06
Net Operating Income	$5,722,652	$5,640,314	$6,191,722	$6,187,918	$25.30
TI/LC	0	0	0	0	0.00
Capital Expenditures	0	0	0	21,603	0.09
Net Cash Flow	$5,722,652	$5,640,314	$6,191,722	$6,166,315	$25.21
(1)	U/W Per Sq. Ft. based on total sq. ft. of 244,626, including ground lease tenants totaling 174,939 sq. ft.
(2)	U/W Base Rent is based on the rent roll dated January 25, 2013.
(3)	U/W Percentage Rent is based on breakpoints and % per the rent roll dated January 25, 2013 and 2012 Total Sales.
(4)	U/W Rent Steps includes contractual rent increases through July 1, 2013.
(5)	U/W Value of Vacant Space is based on vacant sq. ft. as of the rent roll dated January 25, 2013 grossed up at the appraiser’s market rent conclusion for each respective space type.
(6)	Total Other Income represents average rent from the DFS Group L.P. and Comete Guam, Inc. ground leases over the loan term.

Property Management.     The Bayview Plaza Property is managed by Tanota Corporation, an affiliate of the Borrower.

Lockbox / Cash Management.    The Bayview Plaza Loan is structured with a hard lockbox and springing cash management and trigger for cash management.  Active cash management is triggered upon the DSCR falling below 1.25x on an annualized trailing 6 month basis.  All excess cash will be swept into a lender controlled account upon the occurrence of an event of default under the loan documents, a bankruptcy action of guarantor or manager, or if the DSCR falls below 1.20x.

Initial Reserves.    At closing, the Borrower deposited (i) $12,296 into the tax reserve account, (ii) $320,833 into the insurance reserve account, and (iii) $2,000,000 into the TI/LC reserve account.

Ongoing Reserves.    On a monthly basis, the Borrower is currently required to deposit reserves of (i) $2,049 into the tax reserve account, (ii) $29,167 into the insurance reserve account, and (iii) $1,800 into the capital expenditure/replacement reserve account.

Current Mezzanine or Subordinate Indebtedness.    None

Future Mezzanine or Subordinate Indebtedness Permitted.    None permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1225-1275 Pale San Vitores Road Tumon, Tamuning, Guam 96913	Collateral Asset Summary Bayview Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,939,105 63.7% 1.56x 10.3%

China
Seoul
South Korea
Japan
Tokyo
Shanghai
East China Sea
Taipei
Taiwan
Hong Kong
Hanoi
Laos
Vietnam
Thailand
Bangkok
Cambodia
South China Sea
Manila
Philippine Sea
Philippines
Pacific Ocean
North Mariana Islands
Guam
Marshall Islands
Palau
Micronesia
Malaysia
Singapore
Brunei
Indonesia
Jakarta
Java Sea
Papua New Guinea
Solomon Islands
Port Moresby
Coral Sea
Vanuatu
Indian Ocean
Australia
Bayview Plaza
1225-1275 Pale San Vitores Road
Tumon, Tamuning, GU 96913
Ritidian Point
Pati Point
Andersen Air Force Base
Starts Guam Golf Resort
DEDEDO
Dededo
YIGO
Yigo
Guam International Country Club
Philippine Sea
Tumon Bay
Hotel Nikko Guam
Hyatt Regency Guam
Guam Marriott Resort & Spa
Hilton Guam Resort & Spa
Guam Memorial Hospital
Tumon
TAMUNING
Sheraton Laguna Guam
Agana Bay
Tamuning
Antonio B. Won Pat International Airport
1
15
Fish Eye Marine Park
US Naval Hospital
War in the Pacific Natl. Historic Park
Hagåtña
BARRIGADA
Barrigada
Apra Harbor
4
ASAN
MANGILAO
CHALAN-PAGO-ORDOT
PITI
Mangilao
US Naval Base
GUAM
University of Guam
North Pacific Ocean
Pago Bay
Santa Rita
Leo Palace Golf Course
YONA
Yona
17
Agat
SANTA RITA
Country Club of the Pacific
Fena Valley Reservoir
Talofofo
AGAT
2
Facpi Point
Mt. Lamlam
TALOFOFO
Umatec
INARAJAN
NASA Tracking Station
MERIZO
Cocos Lagoon
Cocos Island
Achang Bay

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

711 Northwest 72nd Avenue Miami, FL 33126	Collateral Asset Summary DoubleTree Hotel & Miami Airport Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,933,253 53.7% 1.87x 14.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

711 Northwest 72nd Avenue Miami, FL 33126	Collateral Asset Summary DoubleTree Hotel & Miami Airport Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,933,253 53.7% 1.87x 14.0%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Recapitalization		Property Type:	Hospitality - Full Service
Sponsor:	United Capital Corp.		Collateral:	Fee Simple
Borrower:	AFP 103 Corp.		Location:	Miami, FL
Original Balance:	$40,000,000			1968 (MACC) and 1985 (Hotel and
Cut-off Date Balance:	$39,933,253		Year Built / Renovated:	Retail) / 2005 - 2012 (Hotel and
% by Initial UPB:	3.1%			MACC)
Interest Rate:	4.5500%		Rooms:	334
Payment Date:	6th of each month		Property Management:	AFP Management Corp.
First Payment Date:	April 6, 2013		Underwritten NOI:	$5,610,408
Maturity Date:	March 6, 2023		Underwritten NCF:	$5,008,204
Amortization:	300 months		Appraised Value:	$74,300,000
Additional Debt:	None		Appraisal Date:	January 09, 2013
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management:	Hard / Springing		Historical NOI
			Most Recent NOI:	$6,121,936 (T-12 January 31, 2013)
Reserves(1)			2nd Most Recent NOI:	$4,474,237 (December 31, 2011)
	Initial	Monthly	3rd Most Recent NOI:	$2,702,623 (December 31, 2010)
Taxes:	$32,562	$32,562
Insurance:	$255,277	$56,098	Historical Occupancy(4)
FF&E:	$0	$47,994	Most Recent Occupancy:	83.1% (January 31, 2013)
Replacement:	$0	$2,189	2nd Most Recent Occupancy:	80.3% (December 31, 2011)
2012 Tax Contest Funds:	$109,390	$0	3rd Most Recent Occupancy:	68.2% (December 31, 2010)

(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   Cut-off Date LTV based on the “as-is” appraised value of $74.3 million as of January 9, 2013. Based on the “as stabilized” appraised value of $82.0 million as of January 1, 2016 the Cut-off Date LTV is 48.7%.
(3)   Balloon LTV based on the “as-is” appraised value of $74.3 million as of January 9, 2013. Based on the “as stabilized” appraised value of $82.0 million as of January 1, 2016 the Balloon LTV is 35.9%.
(4)  Historical occupancy shown in the table above is based on historical occupancy percentage provided by the Borrower.

Financial Information
Cut-off Date Balance / Room:		$119,561
Balloon Balance / Room:		$88,066
Cut-off Date LTV (2):		53.7%
Balloon LTV (3):		39.6%
Underwritten NOI DSCR:		2.09x
Underwritten NCF DSCR:		1.87x
Underwritten NOI Debt Yield:		14.0%
Underwritten NCF Debt Yield:		12.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

711 Northwest 72nd Avenue Miami, FL 33126	Collateral Asset Summary DoubleTree Hotel & Miami Airport Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,933,253 53.7% 1.87x 14.0%

Historical Occupancy, ADR, and RevPAR (1)
DoubleTree Hotel & Miami Airport Convention Property	Dec.2010	Dec.2011	Dec.2012
Occupancy	67.1%	79.4%	81.9%
ADR	$86.25	$92.65	$102.83
RevPAR	$57.92	$73.57	$84.23
Competitive Set (2)	Dec.2010	Dec.2011	Dec.2012
Occupancy	80.8%	82.2%	83.2%
ADR	$105.06	$107.95	$116.20
RevPAR	$84.86	$88.71	$96.72
Penetration	Dec.2010	Dec.2011	Dec.2012
Occupancy	83.1%	96.6%	98.4%
ADR	82.1%	85.8%	88.5%
RevPAR	68.2%	82.9%	87.1%
(1)	Source: Travel Research Reports.
(2)
Competitive Set includes: DoubleTree Hotel & Miami Airport Convention Center, Sheraton Hotel Miami Airport & Executive Meeting Center, Crowne Plaza Miami International Airport, Marriott Miami Airport, Hilton Miami Airport, Embassy Suites Miami Airport.

Primary Competitive Set (1)
Property	Rooms	Commercial %	Meeting & Group %	Contract %	Occupancy %	ADR	2012 RevPAR
DoubleTree Hotel & Miami Airport Convention Center	334	45%	35%	20%	82.6%	$100.00	$82.59
Hilton Miami Airport	508	60%	30%	10%	79.0%	$133.00	$105.07
Marriott Miami Airport	365	75%	15%	10%	83.0%	$118.00	$97.94
Sheraton Miami Airport Hotel & Executive Meeting Center	405	55%	20%	25%	91.0%	$102.00	$92.82
Crowne Plaza Miami International Airport	304	30%	20%	50%	77.0%	$89.00	$68.35

Total/Wtd. Avg.	1,916	54%	24%	21%	82.6%	$110.86	$91.38
(1)	Source: Appraisal (Competitive Set Occupancy, ADR, and RevPAR are 2012 estimates).

The Loan.     The DoubleTree Hotel & Miami Airport Convention Center loan (the “DoubleTree Hotel & Miami Airport Convention Center Loan” or the “Loan”) is a $40.0 million ($119,760 per room) fixed rate loan secured by the Borrower’s fee simple interest in a 334-room, full-service hotel, 197,941 sq. ft. convention center and 23,152 sq. ft. of retail shops, located at 711 Northwest 72nd Avenue in Miami, Florida (the “DoubleTree Hotel & Miami Airport Convention Center Property” or the “Property”). The $40.0 million first mortgage loan has a 10-year term and amortizes on a 25-year schedule. The DoubleTree Hotel & Miami Airport Convention Center Loan accrues interest at a fixed rate equal to 4.5500%. Loan proceeds were used to pay closing costs of $961,947, fund upfront reserves totaling $397,229 and return equity to the sponsor of $38,640,823.

The DoubleTree Hotel & Miami Airport Convention Center Property is managed by AFP Management Corp., an affiliate of the Borrower. The company manages all hotels in the Sponsor’s portfolio. In addition, the Property is subject to a franchise agreement between DoubleTree Franchise LLC and the Borrower which was initially for a period of 10 years from the opening date on August 11, 2009, and expiring on August 31, 2019. The franchise agreement was extended on February 21, 2013 for an additional five years through August 31, 2024. Currently, the franchise fee per the agreement is 8% of Gross Rooms Revenue, which includes 4% for a Monthly Program Fee and 4% for a Monthly Royalty Fee. Starting September 1, 2017 through to the expiration of the agreement in August 31, 2024, the Monthly Royalty Fee will increase to 5% of Gross Rooms Revenue. Based on an “as-is” appraised value of $74.3 million as of January 9, 2013, the DoubleTree Hotel & Miami Airport Convention Center Loan has a cut-off date LTV is 53.7%. Based on the “as-stabilized” appraised value as of January 1, 2016 of $82.0 million, the cut-off date LTV is 48.7%.

The Borrower / Sponsor.     AFP 103 Corp. (the “Borrower”) owns the fee simple interest in the DoubleTree Hotel & Miami Airport Convention Center Property. The Borrower is a single purpose, Nevada corporation, structured to be bankruptcy remote, with two independent directors in its organizational structure. The Borrower is owned by United Capital Corp. (the “Sponsor”). United Capital Corp. is the Sponsor and non-recourse carveout guarantor of the Loan.

United Capital Corp. is a publicly traded company (OTC Pink: UCAP), which was founded in 1980. The Sponsor operates in three business segments: real estate investment and management, hotel operations, and engineered products. As of December 31, 2011,

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

711 Northwest 72nd Avenue Miami, FL 33126	Collateral Asset Summary DoubleTree Hotel & Miami Airport Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,933,253 53.7% 1.87x 14.0%

the Sponsor had ownership interests in 151 properties nationally, comprised of department stores, shopping centers, restaurants, office buildings and hotels primarily leased under long-term net leases. The Sponsor’s hotel operations, including the subject Property, total almost 1,500 rooms, and over 100,000 sq. ft. of meeting space, through a portfolio of six full-service hotels located in Connecticut, Florida, Georgia, New Hampshire and New York, as well as the Ocean Place Resort & Spa located, in Long Branch, New Jersey. These hotels operate under the DoubleTree by Hilton and Radisson brands or as independents. According to its September 30, 2012 quarterly report, stockholder’s equity was reported at $165 million, including approximately $45 million in liquid assets with $33.5 million of cash and $11.5 million of marketable securities.  Additionally, the Sponsor entered into a $130 million revolving credit facility in August 2012 with seven banks.

The Property.     The DoubleTree Hotel & Miami Airport Convention Center Property consists of a 299,821 sq. ft., 12-story hotel, built in 1985. It also includes a 197,941 sq. ft., 2-story convention center called the Miami Airport Convention Center, built in 1968 and renovated in 2012 and 23,152 sq. ft. of retail space known as the DoubleTree Plaza Shops. The total NRA of the Property is 520,914 sq. ft. The hotel features an open area atrium lobby incorporating the lobby lounge and bar, 20,000 sq. ft. of meeting space, banquet room, restaurants and pool access. It also features two full-service restaurants, “Impressions” and “Rioja Grille”. Also on-site is a three meal, casual dining option, Au Bon Pain, located in the center of the DoubleTree Plaza Shops. Overall, the Property has 1,931 on-site parking spaces.

The primary component of the DoubleTree Hotel & Miami Airport Convention Center Property is a full-service DoubleTree Hotel (the “Hotel”) franchised by Hilton Worldwide. The Hotel portion of the Property has undergone extensive renovation since acquisition in 2009 and currently contains 334 guest rooms, including 17 suites with 6 different layouts. Guestroom amenities include an alarm clock radio with MP3 connection, coffee maker, 37” HD LCD TVs with premium cable television channels, pay per view movies and in-room video games, 2-line speaker phone, and an in-room safe. The Sponsor has spent approximately $7.1 million in renovations since 2009.

The Property’s Miami Airport Convention Center (the “MACC”) is a 197,941 sq. ft. convention center, located at the intersection of two major expressways, the Dolphin and the Palmetto.  It is situated adjacent to several corporate business parks including, Waterford Blue Lagoon Business Center, and is five minutes away from Miami International Airport. Waterford at Blue Lagoon is home to over 100 multinational companies, largely due to its location and ability to draw from Miami’s multilingual workforce. Business industries ranging from manufacturing, technology, transportation, healthcare, insurance, and finance have been residing in Waterford for over 20 years. Fortune 500 companies operating their Regional or Latin American Headquarters in Waterford include Avaya, Caterpillar, Estee Lauder Companies, FedEx, Hewlett-Packard, IBM, Procter & Gamble, and Whirlpool just to name a few. Other major tenants include Canon, Diageo, First Bank, Miami Children’s Hospital, Swatch Group, Toyota, and Turner Construction. The MACC features 49,000 sq. ft. of exhibition space, which is expandable to 107,000 sq. ft., and is capable of housing 485 booths. The MACC’s Social Function Ballroom, MACC East, is 29,000 sq. ft., and caters to events of up to 3,000 guests. The MACC features “state of the art” conference facilities with 16 break-out meeting rooms and two 8,000 sq. ft. Junior Ballrooms, each capable of accommodating seminars of up to 800 participants.  MACC was renovated in 2012 with a new entrance, landscaping, HVAC and energy management system, wall finishes, ceiling treatments, lighting, flooring, restroom facilities, and audiovisual equipment.  An additional escalator connecting MACC West with the second floor was installed enabling expansion for a single event to 78,000 sq. ft. and 485 booths. Renovations since 2009 total $12.8 million.

The Property includes 23,152 sq. ft. of retail space known as the DoubleTree Plaza Shops (the “Plaza Shops”). The Plaza Shops are not only a significant source of revenue for the hotel complex (approximately $1 million in lease revenues) but also act as an attraction for tourists especially from the Caribbean and South American region. As of January 1, 2013, the retail space is 95.0% occupied with 20 leased tenants, with 3 additional tenants occupying display units. The largest tenant occupying retail space is Terner Realty, Inc., with 9,154 sq. ft. in two spaces (combined 39.5% of total retail NRA) at a base rent of $42.86 per sq. ft.  Terner Realty currently subleases space to 8 sub-tenants for a profit.

The Property is adjacent to the Miami International Merchandise Mart (the “Mart”), which is not part of the collateral. The Mart is a wholesale market selling a number of apparel, accessory, jewelry and gift showrooms. It is visited by over 10,000 professional buyers multiple times each year. The Mart, the DoubleTree Plaza Shops and the MACC are all accessible through the hotel lobby.

The Market.     The DoubleTree Hotel & Miami Airport Convention Center Property is located within the Miami-Fort Lauderdale-Pompano Beach, FL MSA. The MSA represents a large population center, which, together with adjacent counties, has a higher degree of social integration.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

711 Northwest 72nd Avenue Miami, FL 33126	Collateral Asset Summary DoubleTree Hotel & Miami Airport Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,933,253 53.7% 1.87x 14.0%

Miami is ranked as a global city for its importance in finance, commerce, media, entertainment, arts, and international trade. The city is home to many company headquarters and television studios, as well as the largest concentration of international banks in the United States, serving over 100 commercial banks, thrift institutions, foreign bank agencies, and hundreds of other financial management and brokerage service firms. Because of its proximity to Latin America, Miami serves as the headquarters of Latin American operations for companies such as United Parcel Service, FedEx Corporation, Discovery Networks Latin America, and Hewlett-Packard.

A major demand driver in the Miami market is domestic and international tourism. Prior to the most recent global economic downturn, the Miami MSA benefited from years of substantial growth in tourism because of enhanced marketing efforts by local authorities and continued resort and residential developments. The area’s favorable weather and the miles of beach in Miami Beach, Key Biscayne, Sunny Isles, Surfside, and Bal Harbour support the area’s popularity for subtropical tourism. The peak season for tourism in this area is from December to May, although the area attracts both domestic and international tourists year-round.

The Port of Miami is known for accommodating the largest volume of cruise ships in the world and is home to many cruise-line headquarters. The Port of Miami has historically been known as the “Cruise Capital of the World” and “Cargo Gateway of the Americas.” The Port of Miami is currently executing a 25-year master plan that will improve cargo and cruise ship areas, along with improved security and infrastructure. The Florida Department of Transportation, in partnership with MAT Concessionaire LLC, is currently developing a tunnel beneath the port’s primary waterway extending from Interstate 395 on Watson Island to the cruise terminal. This project will allow for seamless vehicular access to this area, as well as reduce traffic congestion in Downtown Miami. Construction on the project commenced in May of 2010, and tunneling began in November of 2011. The Port of Miami is conveniently located near Miami Beach, allowing visitors to extend their vacations to visit this popular destination.

The local economic indicators suggest that most of the residual effects of the recession may now be in the past. The recent lodging and tourism data suggest that in 2011 and in 2012, such activity has rebounded strongly to at-or-near peak levels. The area continues to expand its tourism attractions, and Miami remains one of the top-rated destinations in the country from both a domestic and international perspective. Construction at the Port of Miami and the continued growth of the residential and hospitality sectors will support the ongoing appeal of the market.

The greater market surrounding the Property offers 349 hotels and motels, spanning 42,018 rooms. Per the appraisal, several properties are considered primarily competitive with the subject property based on various factors including the occupancy, rate structure, market orientation, chain affiliation, location, facilities, amenities, reputation, and quality of each area hotel, as well as the comments of management representatives.

The competitive set per a travel research report dated December 2012, reflected an overall market occupancy level of 83.2% in 2012, which compares to 82.2% for 2011. Local employers and headquarter offices in the area, as well as the Miami International Airport, represent the primary sources of demand for this market. Additional demand in this market is derived from the area’s leisure attractions and demand generators such as pre- and post-cruise demand. Occupancy levels in this market have fluctuated within a relatively narrow range that has never fallen below 70%, with the lowest occupancy recorded at 70.9% in 2009 and the highest annual occupancy registered at 83.2% in 2012. The introduction of new supply within the competitive market area in 2008, which included the 189-room Hilton Garden Inn Miami Airport West and the 124-room Homewood Suites Miami Airport West, in addition to the impact of the recession, caused occupancy levels to decline, dipping to 70.9% in 2009. However, the market absorbed the new supply quickly and occupancy rebounded in 2010 to 80.8%. This trend continued through 2011 and 2012, with occupancy reaching a record-breaking high of 83.2% in 2012. The latest full year data for 2012 indicates that market wide occupancy levels have stabilized with a marginal increase in demand compared to 2011.

The competitive set per a travel research report reflected an overall market average rate level of $116.20 in 2012, which compares to $107.95 for 2011. Market wide average rate declined slightly in 2008 (0.6%), and then fell sharply in 2009 (11.6%), concurrent with the contraction of the national economy; however, average rates appear to have bottomed out in the low $100s in the fourth quarter of 2011. In 2012, average rates rebounded with an overall increase of 3.4%, indicating that rate recovery is underway as economic conditions strengthen and demand levels continue to rise. These occupancy and average rate trends resulted in a RevPAR level of $88.71 in 2011 and $96.72 in 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

711 Northwest 72nd Avenue Miami, FL 33126	Collateral Asset Summary DoubleTree Hotel & Miami Airport Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,933,253 53.7% 1.87x 14.0%

Cash Flow Analysis.

The following chart denotes the consolidated cash flows at the Property.
Cash Flow Analysis
	12/31/2010	12/31/2011	T-12 1/31/2013	U/W	U/W Per Room
Occupancy	68.2%	80.3%	83.1%	83.1%	83.1%
ADR	$84	$90	$102	$102	$102
RevPAR	$57	$72	$84	$84	$84
Room Revenue	$6,976,032	$8,814,670	$10,311,646	$10,283,472	$30,789
F&B Revenue (1)	4,320,173	5,624,441	6,897,515	6,878,669	20,595
Other Revenue (2)	1,745,217	1,891,649	1,951,551	1,901,500	5,693
Total Revenue	$13,041,422	$16,330,760	$19,160,712	$19,063,641	$57,077
Total Departmental Expenses (3)	4,624,908	5,805,920	6,589,435	6,571,431	19,675
Total Undistributed Expenses (4)	4,920,654	5,605,615	5,854,064	5,948,353	17,809
Gross Operating Profit	$3,495,860	$4,919,225	$6,717,213	$6,543,857	$19,592
Total Fixed Expenses (5)	793,237	444,988	595,277	933,449	2,795
Net Operating Income	$2,702,623	$4,474,237	$6,121,936	$5,610,408	$16,798
FF&E/Replacement Reserves (6)	0	0	0	602,204	1,803
Net Cash Flow	$2,702,623	$4,474,237	$6,121,936	$5,008,204	$14,995
(1)	F&B Revenue consists of food & beverage revenues attributable to the Hotel; and food & beverage revenue and other revenue attributable to the MACC.
(2)	Other Revenue consists of rental income, recoveries and other income attributable to the Plaza Shops portion; and telephone revenues and other departmental revenues attributable to the Hotel portion.
(3)
Total Departmental Expenses consist of room expense, food & beverage expense, telephone expense and other departmental expense attributable to the Hotel portion; and food & beverage expense attributable to the MACC portion of the Property.

(4)
Total Undistributed Expenses includes management fee, utilities, repairs and maintenance, general and administrative, sales and marketing and franchise fee. Management fee is assumed to be 3% of total revenues. Utilities, repairs and maintenance and general and administrative are segregated between the hotel, MACC and retail space based on NRA. Sales and marketing are separated between the Hotel and MACC based on revenue percentage. According to the Borrower, the retail portion does not incur any sales and marketing costs. Franchise fee is assumed to be 9% of room revenue.

(5)	Total Fixed Expenses includes real estate taxes and insurance. The real estate taxes and insurance was separated between the Hotel, MACC and Plaza Shops space based on square footage.
(6)	FF&E assumed to be 4% of hotel room revenue. Replacement Reserves UW to $0.15 per sq. ft. of MACC NRA of 152,000 sq. ft. and Plaza Shops NRA of 23,152 sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

711 Northwest 72nd Avenue Miami, FL 33126	Collateral Asset Summary DoubleTree Hotel & Miami Airport Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,933,253 53.7% 1.87x 14.0%

The Hotel. The Hotel generates the 65.1% of NCF at the Property. The following chart denotes the income generated from the Hotel portion.

Hotel Cash Flow Analysis
	T-12 1/31/2013	% Revenue	U/W	% Revenue	U/W Per Room

Occupancy	83.1%		83.1%
ADR	$102		$102
RevPAR	$84		$84

Rooms Revenue	$10,311,646	71.4%	$10,283,472	71.4%	$30,789
Food & Beverage Revenue	3,353,760	23.2%	3,334,915	23.2%	$9,985
Telephone Revenue	27,509	0.2%	27,434	0.2%	$82
Other Departments Revenue	754,522	5.2%	752,460	5.2%	$2,253
Total Dept. Revenues	$14,447,437	100.0%	$14,398,281	100.0%	$43,109
Total Dept. Expense	$5,975,140	41.4%	$5,957,136	41.4%	$17,836
Total Revenue	$8,472,298	58.6%	$8,441,145	58.6%	$25,273
Total Undistributed Expense (1)	$3,997,837	27.7%	$4,068,389	28.3%	$12,181
Total Fixed Expense (2)	$342,622	2.4%	$537,263	3.7%	$1,609
Net Operating Income	$4,131,839	28.6%	$3,835,494	26.6%	$11,484
FF&E (3)		0.0%	575,931	4.0%	$1,724
Net Cash Flow	$4,131,839	28.6%	$3,259,563	22.6%	$9,759
(1)
Total Undistributed Expense includes management fee, utilities, repairs and maintenance, general and administrative, sales and marketing and franchise fee. Management fee is assumed to be 3% of total revenues. Utilities, repairs and maintenance and general and administrative are segregated between the hotel, MACC and retail space based on NRA. Sales and marketing are separated between the hotel and MACC based on revenue percentage. According to the Borrower, the retail portion does not incur any sales and marketing costs. Franchise fee is assumed to be 9% of hotel room revenue.

(2)	Total Fixed Expense includes real estate taxes and insurance. The real estate taxes and insurance is separated between the hotel, MACC and retail space based on square footage.
(3)	FF&E assumed to be 4% of hotel room revenue.

The MACC. The MACC generates 17.0% of NCF at the Property. The following chart denotes the income generated from the MACC.

MACC Cash Flow Analysis
	T-12 1/31/2013	% Revenue	U/W	% Revenue	U/W PSF

Food & Beverage Revenue	$2,075,877	58.6%	$2,075,877	58.6%	$10.49
Other Revenue (1)	1,467,878	41.4%	1,467,878	41.4%	$7.42
Total Revenues	$3,543,754	100.0%	$3,543,754	100.0%	$17.90
Total Departmental Expense(2)	614,295	17.3%	614,295	17.3%	$3.10
Total Undistributed Expense (3)	1,682,025	47.5%	1,699,971	48.0%	$8.59
Total Fixed Expense (4)	$226,198	6.4%	$354,699	10.0%	$1.79
Net Operating Income	$1,021,236	28.8%	$874,788	24.7%	$4.42
Replacement Reserves (5)		0.0%	22,800	0.6%	$0.12
Net Cash Flow	$1,021,236	28.8%	$851,988	24.0%	$4.30
(1)	Other Revenues are included in Food & Beverage revenues in consolidated cash flows.
(2)	Total Departmental Expense includes food and beverage payroll and other related expense.
(3)
Total Undistributed Expense includes management fee, utilities, repairs and maintenance, general and administrative, and sales and marketing. Management fee was assumed to be 3% of total revenues. Utilities, repairs and maintenance and general and administrative was segregated between the hotel, MACC and retail space based on NRA. Sales and marketing was separated between the hotel and MACC based on revenue percentage. According to the Borrower, the retail portion does not incur any sales and marketing costs.

(4)	Total Fixed Expense includes real estate taxes and insurance. The real estate taxes and insurance was separated between the hotel, MACC and retail space based on square footage.
(5)	Replacement Reserves UW to $0.15 per sq. ft. of MACC NRA of 152,000 sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

711 Northwest 72nd Avenue Miami, FL 33126	Collateral Asset Summary DoubleTree Hotel & Miami Airport Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,933,253 53.7% 1.87x 14.0%

The Plaza Shops. The Plaza Shops generate 17.9% of NCF at the Property. The following chart denotes the income generated from the Plaza Shops.

Retail Cash Flow Analysis
	T-12 1/31/2013	% Revenue	U/W	% Revenue	U/W PSF

Rental Income	NAV		1,068,044	95.2%	$46.13
Recoveries	NAV		50,562	4.5%	$2.18
Other Income	NAV		3,000	0.3%	$0.13
Total Revenues (1)	$1,169,520	100.0%	$1,121,606	100.0%	$48.45
Total Undistributed Expense (2)	$174,202	14.9%	$179,993	16.0%	$7.77
Total Fixed Expense (3)	$26,457	2.3%	$41,487	3.7%	$0.90
Net Operating Income	$968,861	82.8%	$900,126	80.3%	$38.88
Replacement Reserves (4)		0.0%	3,473	0.3%	$0.15
Net Cash Flow	$968,861	82.8%	$896,653	79.9%	$38.73
(1)	All retail revenues are combined in Other Revenue in the consolidated cash flows.
(2)
Total Undistributed Expense includes management fee, utilities, repairs and maintenance, and general and administrative. Management fee was assumed to be 3% of total revenues. Utilities, repairs and maintenance and general and administrative was segregated between the Hotel, MACC and retail space based on NRA. According to the Borrower, the retail portion does not incur any sales and marketing costs.

(3)	Total Fixed Expense includes real estate taxes and insurance. The real estate taxes and insurance was separated between the Hotel, MACC and retail space based on square footage.
(4)	Replacement Reserves UW to $0.15 per sq. ft. of Plaza Shops NRA of 23,152 sq. ft.

Property Management.    The DoubleTree Hotel & Miami Airport Convention Center Property is managed by AFP Management Corp., an affiliate of the Borrower.

Lockbox / Cash Management.    The DoubleTree Hotel & Miami Airport Convention Center Loan is structured with a hard lockbox and springing cash management. In place cash management is triggered upon the occurrence of one or more of the following events: (i) an event of default, (ii) bankruptcy action of Borrower, guarantor or manager, or (iii) the DSCR falling below 1.45x.  All excess cash will be swept under a lender controlled account upon the occurrence of one or more of the following events: the occurrence of (i) or (ii) above, or (iii) the DSCR falling below 1.25x.

Initial Reserves.     At closing, Borrower deposited (i) $32,562 into a tax reserve account, (ii) $255,277 into an insurance reserve account, and (iii) $109,390 into a 2012 Tax Contest Funds account in connection with Borrower’s contest of taxes for the 2012 calendar year (the “2012 Tax Contest”). The balance in the 2012 Tax Contest Funds account less any amounts required to be paid in connection with the resolution of the 2012 Tax Contest will be released to the Borrower following resolution of the 2012 Tax Contest.

Ongoing Reserves.    On a monthly basis, the Borrower is currently required to deposit reserves of (i) $32,562 into a tax reserve account, (ii) $56,098 into an insurance reserve account, (iii) $2,189 into a replacement reserve account relating to the Convention Center and Plaza Shops portion, subject to a cap of $0.60 per sq. ft., or $105,091, and (iv) the greater of $47,994 or 1/12 of 4% of gross income from the Hotel portion into an FF&E reserve account.

Current Mezzanine or Subordinate Indebtedness.     None.

Future Mezzanine or Subordinate Indebtedness Permitted.     None Permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

711 Northwest 72nd Avenue Miami, FL 33126	Collateral Asset Summary DoubleTree Hotel & Miami Airport Convention Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,933,253 53.7% 1.87x 14.0%

DoubleTree Hotel & Miami Airport Convention Center
711 Northwest 72nd Avenue
Miami, FL 33126
North Miami
Amelia Earhart Park
HIALEAH
Miami Springs
Doral
Miami International Airport
Gladeview
Liberty City
Brownsville
Design District
Edgewater
Allapattah
El Portal
Miami Shores
Little River
Airport Expwy
Dolphin Expwy
Flagami
MIAMI
Little Havana
Downtown
Shenandoah
MIAMI-DADE COUNTY
West Miami
Coral Gables
Westchester
Miami-Dade County Tropical Park
Coconut Grove
Rickenbacker Causeway
Biscayne Bay
South Miami
Kendall
Pinecrest
Matheson Hammock Park
Don Shula Expwy
Palmetto Expwy
METRORAIL
TRI RAIL
FORT LAUDERDALE
Hollywood
Pembroke Pines
Miramar
Hialeah
MIAMI
Miami Beach
Coral Gables
Kendall

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Various, FL	Collateral Asset Summary Luckey’s Management Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,163,279 58.4% 1.74x 14.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, FL	Collateral Asset Summary Luckey’s Management Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,163,279 58.4% 1.74x 14.1%

Mortgage Loan Information			Property Information
Loan Seller:	Natixis		Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance		Property Type(3):	Hospitality
Sponsor:	Luckey’s Management		Collateral:	Fee Simple
Borrowers:	FLL Hotels, Inc.		Location(4):	Various, Florida
	MPC Hotels, Inc.		Year Built / Renovated(4):	Various / NAP
	84 Investments, Inc.		Number of Rooms(4):	341
Original Balance:	$35,500,000		Property Management:	Luckey’s Management, Inc.
Cut-off Date Balance:	$35,163,279		Underwritten NOI:	$4,953,125
% by Initial UPB:	2.7%		Underwritten NCF:	$4,456,866
Interest Rate:	5.2700%		Appraised Value(4):	$60,200,000
Payment Date:	5th of each month		Appraisal Date(4):	Various
First Payment Date:	November 5, 2012
Maturity Date:	October 5, 2022		Historical NOI
Amortization:	300 months		Most Recent NOI:	$4,968,195 (T-12 January 31, 2013)
Additional Debt:	None		2nd Most Recent NOI(5):	$3,853,027 (December 31, 2011)
Call Protection(1):	L(30), D(87), O(3)		3rd Most Recent NOI(5):	$2,356,233 (December 31, 2010)
Lockbox / Cash Management:	Hard / Springing
			Historical Occupancy
Reserves(2)			Most Recent Occupancy:	78.7% (January 31, 2013)
	Initial	Monthly	2nd Most Recent Occupancy(5):	74.0% (December 31, 2011)
Taxes:	$581,797	$48,483	3rd Most Recent Occupancy(5):	58.1% (December 31, 2010)
Insurance:	$150,578	$39,288
(1)   See “Partial Release / Defeasance” herein.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   The Luckey’s Management Portfolio Properties consist of one full service hotel, one limited service hotel and one extended stay hotel.
(4)   See the Property Summary chart herein.
(5)   The Crowne Plaza Fort Lauderdale Airport and the Hampton Inn & Suites Fort Lauderdale / Miramar hotels opened in January 2010 and September 2009, respectively.

FF&E:	$0	$39,304

Financial Information
Cut-off Date Balance / Room:		$103,118
Balloon Balance / Room:		$78,591
Cut-off Date LTV:		58.4%
Balloon LTV:		44.5%
Underwritten NOI DSCR:		1.94x
Underwritten NCF DSCR:		1.74x
Underwritten NOI Debt Yield:		14.1%
Underwritten NCF Debt Yield:		12.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, FL	Collateral Asset Summary Luckey’s Management Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,163,279 58.4% 1.74x 14.1%

Property Summary
Property Name	Location	Borrower	Rooms	Year Built / Renovated	Allocated Loan Amount	Appraised Value(1)	01/31/2013 Occupancy
Crowne Plaza Fort Lauderdale Airport	Fort Lauderdale, FL	FLL Hotels, Inc.	148	2010 / NAP	$15,500,000	$27,600,000	71.9%

Hampton Inn & Suites Fort Lauderdale / Miramar	Miramar, FL	MPC Hotels, Inc.	122	2009 / NAP	13,350,000	22,000,000	83.5%

Candlewood Suites Fort Lauderdale Air Seaport	Fort Lauderdale, FL	84 Investments, Inc.	71	2007 / NAP	6,650,000	10,600,000	84.5%
Total / Wtd. Avg.:			341		$35,500,000	$60,200,000	78.7%
(1)	As of July 19, 2012 for Crowne Plaza Fort Lauderdale Airport and Candlewood Suites Fort Lauderdale Air Seaport and as of July 18, 2012 for Hampton Inn & Suites Fort Lauderdale / Miramar.

The Loan. The Luckey’s Management Portfolio loan is a $35.5 million ($104,106 per room) fixed rate loan (“Luckey’s Management Portfolio Loan” or “Loan”) secured by three hotel properties with a total of 341 rooms located in Fort Lauderdale and Miramar, Florida (each a “Property” and together the “Luckey’s Management Portfolio Properties” or “Portfolio”) as detailed in the Property Summary table above. The Luckey’s Management Portfolio Loan has a cut-off date balance of $35,163,279 ($103,118 per room) and has a 10-year term which amortizes on a 25-year schedule. The Luckey’s Management Portfolio Loan accrues interest at a fixed rate equal to 5.2700%.

Loan proceeds were used to refinance existing debt of approximately $33.8 million, pay closing costs of $810,024, fund reserves of $732,375 and return equity to the sponsor of approximately $104,771. At the time of loan closing, the Sponsor still had approximately $9.5 million of cash equity in the deal. Based on the appraised value of $60.2 million ($176,540 per room), the cut-off date LTV is 58.4%.

The Luckey’s Management Portfolio Properties were developed by a borrower affiliate between 2007 and 2010 at an approximate cost of $44.7 million ($131,179 per room). Since completion, the Sponsor spent $201,354 in capital expenditures at the Luckey’s Management Portfolio Properties.

The Borrower / Sponsor. The borrowers FLL Hotels, Inc., MPC Hotels, Inc. and 84 Investments, Inc., are each single-purpose entities structured to be bankruptcy remote and each has one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Loan. The non-recourse carve-out guarantors are Sanjaykumar Patel and Sadhanaben Patel. Luckey’s Management, Inc. (the “Sponsor”) is an experienced, privately held hotel development and management company headquartered in Fort Lauderdale, Florida. The company was founded in 1991 by Sanjaykumar Patel and Sadhanaben Patel with the purchase and renovation of the one-story, 15-room Luckey’s Motel in Dania Beach, Florida. The company currently owns and operates six properties in their Florida-based portfolio with a seventh hotel currently in development. Excluding the seventh (opening in 2013), the portfolio consists of 572 rooms and includes flags such as International Hotel Group, Hilton and Best Western International brand affiliations.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, FL	Collateral Asset Summary Luckey’s Management Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,163,279 58.4% 1.74x 14.1%

The Properties
Crowne Plaza Fort Lauderdale Airport (43.7% of the Luckey’s Management Portfolio Loan, based on Allocated Loan Amount)

Property Information. The Crowne Plaza Fort Lauderdale Airport property is an eleven-story, 148-room full service hotel with 157 parking spaces in Fort Lauderdale, Florida. The Sponsor built the Property in 2010 at a cost of approximately $24.9 million and spent $25,444 on equipment for the meeting space and general minor repairs since completion. The hotel is the only new full service hotel to open in its competitive set since 2001. Amenities at the hotel include approximately 2,960 sq. ft. of meeting space, Kiki’s 50-seat restaurant and lounge, an outdoor pool, an exercise room, a business center, a convenience store, vending areas and an outdoor courtyard. The Property currently operates under a franchise license agreement that expires in January 2030.

The Property is located near the Fort Lauderdale Hollywood International Airport and Port Everglades. Port Everglades is one of the busiest cruise ports in the world, with 17 cruise lines servicing the port, generally handling in excess of three million passengers annually. The dominant users who account for the largest share of room nights at the hotel are vacationers staying at the subject between their arrival/departure flights and their cruise ship arrival/departure, and corporate guests from operators of the airline, cruise and cargo lines. Port Everglades is expanding with the addition of five new ship berths and the widening of the Port’s ship channels, which is expected to be complete in 2017. This expansion is expected to create approximately 8,000 temporary jobs during construction and 7,000 permanent jobs following its completion. The facility is also bringing freight rail into the Port with the Intermodal Container Transfer Facility (ICTF) that broke ground in July 2011 and is expected to be complete by July 2014.

The Market. The Property is located along Florida State Road 84 in the city of Fort Lauderdale, Broward County, Florida. The Property is served by the Fort Lauderdale Hollywood International Airport, which is approximately one mile to the south of the subject site. The Property’s neighborhood is characterized by restaurants, office buildings, hotels, gas stations, a large seaport and retail shopping centers along the primary thoroughfares, with residential areas located along the secondary roadways. Major growth in the neighborhood includes the expansion of Port Everglades expected to be completed in 2017. Specific nearby retailers include Walgreens, 7 Eleven, Stop & Shop, Winn-Dixie, high-end car dealerships including Mercedez Benz and more. Local restaurants include Outback Steakhouse, Burger King and Pizza Hut, among others. Major demand generators in addition to Fort Lauderdale-Hollywood International Airport and Port Everglades cruise terminal include Broward County Convention Center, Broward County Center for the Performing Arts and the Sun Life Stadium. The hotel is also near a variety of local attractions including seven miles of beaches, Shops of Las Olas, the Jungle Queen Riverboat, the Seminole Hard Rock Casino, the Gulfstream Park and Butterfly World.

Operating Performance.

Historical Occupancy, ADR, and RevPAR(1)
Crowne Plaza Fort Lauderdale Airport	2010(2)	2011	2012
Occupancy	48.7%	70.8%	71.4%
ADR	$99.89	$104.10	$114.47
RevPAR	$48.60	$73.68	$81.72
Competitive Set(3)	2010(2)	2011	2012
Occupancy	72.3%	78.4%	81.5%
ADR	$118.18	$110.21	$112.08
RevPAR	$85.41	$86.42	$91.39
Penetration	2010(2)	2011	2012
Occupancy	67.3%	90.3%	87.6%
ADR	84.5%	94.5%	102.1%
RevPAR	56.9%	85.3%	89.4%
(1)	Source: Travel Research Report.
(2)	The Crowne Plaza Fort Lauderdale Airport property opened in January 2010.
(3)
Competitive Set includes: Hilton Fort Lauderdale Airport, Sheraton Hotel Fort Lauderdale Airport, Embassy Suites Fort Lauderdale 17th Street, Holiday Inn Ft Lauderdale Hollywood Airport, Renaissance Fort Lauderdale Cruise Port Hotel, Hilton Garden Inn Ft Lauderdale Hollywood Airport and Courtyard Fort Lauderdale Airport & Cruise Port.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, FL	Collateral Asset Summary Luckey’s Management Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,163,279 58.4% 1.74x 14.1%

Primary Competitive Set(1)(2)
Property	Rooms	Commercial	Meeting & Group	Leisure	Occupancy	ADR	RevPAR
Crowne Plaza Fort Lauderdale Airport	148	40%	20%	40%	70.8%	$104.11	$73.68
Embassy Suites Fort Lauderdale 17th Street	361	20%	20%	60%	79.0%	$135.00	$106.65
Renaissance Fort Lauderdale Cruise Port Hotel	236	30%	20%	50%	90.0%	$112.00	$100.80
Sheraton Fort Lauderdale Airport & Cruise Port Hotel	250	30%	15%	55%	83.0%	$96.00	$79.68
Total/Wtd. Avg.	995	28%	19%	54%	81.4%	$114.98	$93.58
(1)	Source: Appraisal.
(2)	Estimated 2011 performance.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, FL	Collateral Asset Summary Luckey’s Management Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,163,279 58.4% 1.74x 14.1%

Hampton Inn & Suites Fort Lauderdale / Miramar (37.6% of the Luckey’s Management Portfolio Loan, based on Allocated Loan Amount)

Property Information. The Hampton Inn & Suites Fort Lauderdale / Miramar property is a five-story, 122-room limited service hotel with 126 parking spaces in Miramar, Florida. The Sponsor built the Property in 2009 at a cost of approximately $13.7 million and spent $76,490 upgrading all guestrooms with refrigerators and microwaves in May 2012. The Property is the only hotel within the Miramar Park of Commerce, a 422-acre office, laboratory, pharmacy, education, light manufacturing and distribution space complex. Major businesses in this complex include American Express, Spirit Airlines and Le Cordon Bleu College of Culinary Arts, among others. Amenities at the hotel include 1,200 square feet of meeting space, a fitness room, a breakfast area, an outdoor pool and patio area, a convenience store, and a guest laundry room. The Property operates under a franchise license agreement which expires in October 2028.

The Hampton Inn & Suites Fort Lauderdale / Miramar also benefits from its position as the newest property in the market. The Property opened just prior to municipal action restricting new hotel development in the area.  The municipality of Miramar is prohibiting any new hotel developments with less than 250 rooms. As a result, no new hotels are planned for the area. Any potential new hotel in the area will face a significant increase in cost per room to build the convention center. Furthermore, a new hotel with a convention center, if ever built, would likely increase demand at the Property as well.

The Market. The Property is located along Florida State Road 821 and is served by both the Miami International Airport and Fort Lauderdale Hollywood International Airport; the Property is 12 miles away from each airport. The Property’s neighborhood is characterized by restaurants, office buildings, hotels, gas stations, a large seaport and retail shopping centers along the primary thoroughfares, with residential areas located along the secondary roadways. Nearby retailers include Kohl’s, CVS Pharmacy and Walgreens; the area includes local restaurants as well as IHOP, Subway and McDonald’s, among others. Major changes in this neighborhood include the development of a new campus for the Broward Community College and the development of a new building to house the FBI South Florida Headquarters that is expected to employ 800 to 1,000 people; these developments are located on 145th Street south of Pembroke Road about two miles from the subject property. Several other new office buildings and multi-family residential properties are under development, including the addition of 500 units at the Miramar Town Center and 349 units across Red Road from the subject property.

Operating Performance.

Historical Occupancy, ADR, and RevPAR(1)
Hampton Inn & Suites Fort Lauderdale / Miramar	2010(2)	2011	2012
Occupancy	57.5%	72.1%	82.3%
ADR	$110.57	$108.51	$113.44
RevPAR	$63.54	$78.28	$93.36
Competitive Set(3)	2010(2)	2011	2012
Occupancy	61.6%	68.4%	70.2%
ADR	$106.36	$105.61	$108.07
RevPAR	$65.55	$72.21	$75.89
Penetration	2010(2)	2011	2012
Occupancy	93.2%	105.5%	117.2%
ADR	104.0%	102.7%	105.0%
RevPAR	96.9%	108.4%	123.0%
(1)	Source: Travel Research Report.
(2)	The Hampton Inn & Suites Fort Lauderdale / Miramar property opened in September 2009.
(3)
Competitive Set includes: Hampton Inn Fort Lauderdale West, Wingate By Wyndham Miramar, Hilton Garden Inn Fort Lauderdale SW Miramar, Courtyard Fort Lauderdale SW Miramar and Residence Inn Fort Lauderdale SW Miramar.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, FL	Collateral Asset Summary Luckey’s Management Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,163,279 58.4% 1.74x 14.1%

Primary Competitive Set(1)(2)
Property	Rooms	Commercial	Meeting & Group	Leisure	Occupancy	ADR	RevPAR
Hampton Inn & Suites Fort Lauderdale / Miramar	122	60%	5%	35%	71.9%	$108.88	$78.28
Courtyard Fort Lauderdale Southwest Miramar	128	60%	5%	35%	69.0%	$112.00	$77.28
Hilton Garden Inn Fort Lauderdale Southwest Miramar	149	60%	5%	35%	68.0%	$112.00	$76.16
Total/Wtd. Avg.	399	60%	5%	35%	69.5%	$111.02	$77.17
(1)	Source: Appraisal.
(2)	Estimated 2011 performance.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, FL	Collateral Asset Summary Luckey’s Management Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,163,279 58.4% 1.74x 14.1%

Candlewood Suites Fort Lauderdale Air Seaport (18.7% of the Luckey’s Management Portfolio Loan, based on Allocated Loan Amount)

Property Information. The Candlewood Suites Fort Lauderdale Air Seaport property is a five-story 71-room extended stay hotel with 71 parking spaces in Fort Lauderdale, Florida, about 1.1 miles west of the Crowne Plaza Fort Lauderdale Airport. The Sponsor built the Property in 2007 at a cost of approximately $6.1 million and spent $99,421 upgrading 78 televisions and guestroom chairs since completion. The Property is one of a few extended stay hotels serving the local area. The hotel offers spacious guestrooms and suites, which feature cable television, a work desk with chair, high-speed internet access, a coffee maker, a microwave oven and a refrigerator. Amenities at the hotel include a fitness center, a business center and barbeque grills. The Property operates under a franchise license agreement which expires in April 2017.

The Property is located at the entrance of both the Fort Lauderdale Hollywood International Airport and Port Everglades. Port Everglades is one of the busiest cruise ports in the world, with 17 cruise lines servicing the port, generally handling in excess of three million passengers annually. Given the hotel’s proximity to Fort Lauderdale-Hollywood International Airport and Port Everglades cruise ship terminal, the Candlewood Suites Fort Lauderdale Air Seaport benefits from the same demand generators as the Crowne Plaza Fort Lauderdale Airport. However, in contrast with the Crowne Plaza Fort Lauderdale Airport, which caters to users of the local demand generators, the Candlewood Suites Fort Lauderdale Air Seaport Property caters to guests servicing the demand generators. Typical guests of the hotel are technicians or engineers traveling to Fort Lauderdale to service yachts at the marina, cargo and passenger ships/cruises and airplanes as well as training teams for the employees located at each of those facilities. The hotel has a high mix of extended stay guests with 40.0% of stays of 15+ nights, 40.0% of stays between seven through 14 nights and 30.0% transient business. The top accounts at the subject are all associated with companies servicing the airport, cruise port, cargo port or marina. Among the top accounts are CKS Packaging, Mountain Air Cargo and other companies generally involved in the rehab and servicing of infrastructure.

The Market. The Property is located along Florida State Road 84 in the city of Fort Lauderdale, Broward County, Florida. The Property is served by the Fort Lauderdale Hollywood International Airport, which is approximately one mile to the south of the subject site. The Property’s neighborhood is characterized by restaurants, office buildings, hotels, gas stations, a large seaport and retail shopping centers along the primary thoroughfares, with residential areas located along the secondary roadways.  Major growth in the neighborhood includes the expansion of Port Everglades expected to be completed in 2017. Specific nearby retailers include Walgreens, 7 Eleven, Stop & Shop, Winn-Dixie, high-end car dealerships including Mercedes Benz and more. Local restaurants include Outback Steakhouse, Burger King and Pizza Hut, among others. Major demand generators in addition to Fort Lauderdale-Hollywood International Airport and Port Everglades cruise terminal include Broward County Convention Center, Broward County Center for the Performing Arts and the Sun Life Stadium. The hotel is also near a variety of local attractions including seven miles of beaches, Shops of Las Olas, the Jungle Queen Riverboat, the Seminole Hard Rock Casino, the Gulfstream Park and Butterfly World.

Operating Performance.

Historical Occupancy, ADR, and RevPAR(1)
Candlewood Suites Fort Lauderdale Air Seaport	2010	2011	2012
Occupancy	78.8%	83.9%	83.2%
ADR	$82.06	$82.83	$92.12
RevPAR	$64.63	$69.52	$76.64
Competitive Set(2)	2010	2011	2012
Occupancy	72.5%	75.4%	79.4%
ADR	$69.43	$90.64	$92.63
RevPAR	$50.32	$68.35	$73.57
Penetration	2010	2011	2012
Occupancy	108.7%	111.3%	104.7%
ADR	118.2%	91.4%	99.5%
RevPAR	128.4%	101.7%	104.2%
(1)	Source: Travel Research Report.
(2)
Competitive Set includes: Extended Stay Deluxe Fort Lauderdale Cypress Creek, Extended Stay America Fort Lauderdale Cruiseport Airport, TownePlace Suites Fort Lauderdale West, Staybridge Suites Fort Lauderdale Plantation, Hyatt House Fort Lauderdale Airport South and Homewood Suites Fort Lauderdale Airport.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, FL	Collateral Asset Summary Luckey’s Management Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,163,279 58.4% 1.74x 14.1%

Primary Competitive Set(1)(2)
Property	Rooms	Commercial	Meeting & Group	Leisure	Occupancy	ADR	RevPAR
Candlewood Suites Fort Lauderdale Air Seaport	71	55%	5%	40%	83.9%	$82.75	$69.46
Homewood Suites Fort Lauderdale Airport Cruise Port	124	60%	10%	30%	80.0%	$114.00	$91.20
Hyatt House Fort Lauderdale Airport & Cruise Port	143	60%	10%	30%	84.0%	$99.25	$82.87
Total/Wtd. Avg.	338	59%	9%	32%	82.3%	$100.98	$83.11
(1)	Source: Appraisal.
(2)	Estimated 2011 performance.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, FL	Collateral Asset Summary Luckey’s Management Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,163,279 58.4% 1.74x 14.1%

Cash Flow Analysis.

Portfolio Cash Flow Analysis
	12/31/2010(1)	12/31/2011	T-12 1/31/2013	U/W	U/W Per Room
Occupancy	58.1%	73.7%	78.7%	78.7%
ADR	$98.67	$100.54	$109.72	$109.72
RevPAR	$57.33	$74.14	$86.31	$86.31
Room Revenue	$6,906,755	$9,227,752	$10,771,688	$10,742,257	$31,502
Food & Beverage Revenue	548,156	1,148,507	1,203,240	1,199,952	3,519
Other Revenues(2)	125,927	319,093	464,281	464,281	1,362
Total Departmental Revenues	$7,580,838	$10,695,352	$12,439,209	$12,406,491	$36,383
Total Departmental Expenses	2,190,979	3,045,140	3,229,861	3,221,036	9,446
Total Departmental Profit	$5,389,859	$7,650,212	$9,209,348	$9,185,454	$26,937
Total Undistributed Expenses	2,405,354	2,986,565	3,287,361	3,278,537	9,614
Total Fixed Charges	628,272	810,620	953,792	953,792	2,797
Net Operating Income	$2,356,233	$3,853,027	$4,968,195	$4,953,125	$14,525
FF&E(3)	-	49,784	18,330	496,260	1,455
Net Cash Flow	$2,356,233	$3,803,243	$4,949,865	$4,456,866	$13,070
(1)	The Crowne Plaza Fort Lauderdale Airport and the Hampton Inn & Suites Fort Lauderdale / Miramar hotels opened in January 2010 and September 2009, respectively.
(2)	Other Revenues include telephone revenue and other departmental revenue.
(3)	U/W FF&E represents 4.0% of Total Departmental Revenues.

Property Management. Each of the Luckey’s Management Portfolio Properties is currently managed by Luckey’s Management, Inc., pursuant to a management agreement. The lender may require the borrower to replace the property manager if there is a material default by the property manager under the management agreement, the filing of a bankruptcy petition or a similar event with respect to the property manager or if the borrower fails to maintain a DSCR of at least 1.10x and the borrower is unable to prove that such a drop in DSCR is due to a decline in prevailing market conditions as described in loan agreement.

Lockbox / Cash Management. The Luckey’s Management Portfolio Loan is structured with a hard lockbox and springing cash management. The Luckey’s Management Portfolio Loan requires all revenue and credit card receipts payable with respect to the Luckey’s Management Portfolio Properties be deposited directly into each respective lockbox account; provided, however, that with respect to the cash and check receipts at each hotel, as distinguished from credit card receipts, the borrower is required to deposit such cash and check receipts into the applicable lockbox. If no Cash Trap Period is ongoing, funds deposited into the lockbox account are swept into the borrower’s account on a daily basis. Following the commencement of any Cash Trap Period (excluding a Cash Trap Period triggered by a PIP Cash Trap Trigger, in which case a Cash Trap Period will apply to the applicable individual Luckey’s Management Portfolio Property only), funds deposited into the lockbox account are required to be swept into a lender controlled cash management account, where the funds are required to be disbursed in accordance with the loan agreement, and the excess funds, if any, are then deposited into a cash collateral account to be held as additional security for the Loan.

A “Cash Trap Period” will commence upon: (i) the occurrence of an event of default under the Luckey’s Management Portfolio Loan; (ii) the failure by the borrower, after the end of a calendar quarter, to maintain the DSCR of at least 1.20x, based on the trailing twelve month period immediately preceding the date of determination (each trigger described in clause (i) or (ii), a “Cash Trap Trigger”); or (iii) the payment date twelve months prior to the termination date of any franchise agreement (provided, that the Cash Trap Period triggered by a PIP Cash Trap Trigger will only apply to the applicable individual property) (the trigger described in this clause (iii), a “PIP Cash Trap Trigger”).

A Cash Trap Period will terminate (1) with respect to a Cash Trap Period resulting from a Cash Trap Trigger, when for a period of six consecutive months since the commencement of the then-existing Cash Trap Period (A) no new monetary or material non-monetary default or event of default under the Luckey’s Management Portfolio Loan has occurred and is continuing, and (B) the achievement of a  DSCR of at least 1.25x for six consecutive months based upon the trailing twelve month period immediately preceding the date of determination, and (2) with respect to a Cash Trap Period resulting from a PIP Cash Trap Trigger, when (i) the borrower delivers evidence reasonably acceptable to the lender that the applicable franchise agreement has been extended, renewed, or replaced without the requirement of a PIP, or (ii) (A)  no event of default has occurred and is continuing; and (B) the lender determines that sufficient amounts are already on deposit in the FF&E reserve for such property to cover costs and expenses expected to be required by a new PIP in connection with the execution and performance of a new franchise agreement.

Initial Reserves. At closing, the Borrower deposited (i) $581,797 into a tax reserve account and (ii) $150,578 into an insurance reserve account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, FL	Collateral Asset Summary Luckey’s Management Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,163,279 58.4% 1.74x 14.1%

Ongoing Reserves. On a monthly basis, the borrower is required to fund the following reserves with respect to the Luckey’s Management Portfolio Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period; (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period; and (iii) a reserve for furniture, fixtures and equipment (the “FF&E Reserve”) in an amount equal to $39,304 for the first year and one-twelfth of 4.0% of the annual gross revenues for each individual Luckey’s Management Portfolio Property for the immediately preceding calendar year thereafter.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None Permitted.

Partial Release / Defeasance. The borrower has the right at any time after the lock out expiration period to obtain the release of one or more of the Luckey’s Management Portfolio Properties from the liens of the loan documents, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) no event of default is then continuing under the Luckey’s Management Portfolio Loan, (ii) prepayment in an amount equal to the greater of (a) 115.0% of the allocated loan amount with respect to such individual Luckey’s Management Portfolio Property and (b) 100.0% of the net sales proceeds applicable to such individual Luckey’s Management Portfolio Property, (iii) after giving effect to the release, the DSCR (as calculated under the loan agreement) for the remaining Luckey’s Management Portfolio Properties is not less than the DSCR immediately prior to such partial release, (iv) after giving effect to the release, the loan-to-value (as calculated under the loan agreement) for the remaining Luckey’s Management Portfolio Properties is no greater than it was immediately prior to such partial release, (v) after giving effect to the release, the debt yield (as calculated under the loan agreement) for the remaining Luckey’s Management Portfolio Properties is not less than it was immediately prior to such partial release and (vi) delivery of rating agency confirmation.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, FL	Collateral Asset Summary Luckey’s Management Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,163,279 58.4% 1.74x 14.1%

Luckey's Management Portfolio
1 Crowne Plaza Fort Lauderdale Airport 455 State Road 84 Fort Lauderdale, FL 33316
2 Hampton Inn & Suites Fort Lauderdale / Miramar 10990 Marks Way Miramar, FL 33025
3 Candlewood Suites Fort Lauderdale Air Seaport 1120 West State Road Fort Lauderdale, FL 33315
Coral Springs
Tamarac
Pompano Beach
Alligator Alley
Sunrise
Plantation
FORT LAUDERDALE
BROWARD COUNTY
Weston
Davie
Pembroke Pines
Miramar
Hollywood
Hallandale
Aventura
Miami Lakes
Miami Gardens
North Miami Beach
MIAMI-DADE COUNTY
Medley
Opa-Locka
North Miami
Hialeah Gardens
Hialeah
MIAMI
Atlantic Ocean
Doral
Miami Beach
Tamiami Trail
Westchester
Kendale Lakes
South Miami
Coral Gables
EVERGLADES NATIONAL PARK
Kendall
Pinecrest
Biscayne Bay
Richmond Heights
Palmetto Bay
South Miami Heights
Cutler Bay
BISCAYNE NATIONAL PARK
Princeton
Oak Tree Country Club
Prospect Rd.
Lauderdale Lakes
Oakland Park
Coral Ridge Golf Course
Coral Ridge Mall
Oakland Park Blvd.
Florida's Tpke.
Wilton Manors
TRI RAIL
NW 19th St.
Hugh Taylor Birch State Park
NE 13th St.
Sunrise Blvd.
Holiday Park
Galleria at Ft. Lauderdale
NW 6th St.
FORT LAUDERDALE
Broward Blvd.
Fort Lauderdale Riverwalk
Ft. Atlantic Univ. - Ft. Lauderdale Campus
Broward Co. Court House
Fort Lauderdale Golf Course
Davie Blvd.
Broward General Medical Center
Port Everglades
Sawyer Park
Snyder Park
John U. Lloyd Beach State Park
Davie
Broward College Central Campus
Grande Oaks Golf Club
BROWARD COUNTY
Nova Southeastern University
Tree Tops Park
Fort Lauderdale/ Hollywood Intl. Airport
Griffin Rd.
Seminole Casino Hollywood
FT. LAUDERDALE/ HOLLYWOOD AIRPORT
Florida's Turnpike
Stirling Rd.
Dania Beach
West Lake Park
Charleston St.
Topeekeegee Yugnee Park
Brian Piccolo Park
SHERIDAN ST.
Sheridan St.
Taft St.
Memorial Regional Hospital
C.B. Smith Park
PEMBROKE PINES
The Shops at Pembroke Gardens
HOLLYWOOD
Pines Blvd.
Pembroke Lakes Mall
Broward Comm. Coll. South Campus
Hollywood Blvd.
Flamingo Lakes Country Club
Hollybrook Golf and Tennis Club
North Perry Airport
Orange Brook Golf Course
Hollywood Dog Track
NW 11th St.
Pembrook Rd.
Miramar
Hallandale Beach Blvd.
Hallandale Beach
Miramar Pkwy.
Gulfstream Park Race Track
Atlantic Ocean
Florida's Tpke.
TOLL
Homestead Extension
Calder Race Course
Promenade Shops
Turnberry Isle Resort and Club
Ives Dairy Rd.
SunLife Stadium
NW 199th St.
Williams Island Country Club
Aventura Mall
Miami Gardens
PGA Tour Golf Club at Miami
MIAMI-DADE COUNTY
NW 183rd St.
Aventura
North Miami Beach
Mall at 163rd Street
NE 163rd St.
Palmetto Expwy.
Intracoastal Mall
GOLDEN GLADES
Golden Glades
Oleta River State Recr. Area
Florida Memorial College
St. Thomas University
Miami Lakes
Opa-Locka Airport
Opa-Locka
Miami Intl. Airport 13 miles
Florida International University- Biscayne Bay Campus
SW 124th Ave.
SW 112th Ave.
S. Flamingo Rd.
SW 100th Ave.
Pine Island Rd.
University Dr.
SW 64th Ave.
SW 56th Ave.
NW 56th Ave.
SW 31st Ave.
NW 21st Ave.
Powerline Rd.
Andrews Ave.
Federal Hwy.
NW 8th Ave.
Snake Creek Rd.
NW 57th Ave.
NW 37th Ave.
Biscayne Blvd.
Collins Ave.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

94 -110 Court Street & 42 Schermerhorn Street Brooklyn, NY 11201	Collateral Asset Summary The Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,942,591 65.6% 1.39x 9.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

94 -110 Court Street & 42 Schermerhorn Street Brooklyn, NY 11201	Collateral Asset Summary The Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,942,591 65.6% 1.39x 9.4%

Mortgage Loan Information			Property Information
Loan Seller:	Barclays Bank PLC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail - Anchored
Sponsor:	Forest City Enterprises, Inc.		Collateral:	Leasehold
Borrower:	FC Court Street Associates, LLC		Location:	Brooklyn, NY
Original Balance:	$32,000,000		Year Built / Renovated:	1999 / NAP
Cut-off Date Balance:	$31,942,591		Total Sq. Ft.:	102,177
% by Initial UPB:	2.5%		Property Management:	First New York Partners
Interest Rate:	4.1300%			Management
Payment Date:	6th of each month		Underwritten NOI:	$3,004,508
First Payment Date:	April 6, 2013		Underwritten NCF:	$2,864,173
Maturity Date:	March 6, 2023		Appraised Value:	$48,700,000
Amortization	300 months		Appraisal Date:	January 17, 2013
Additional Debt:	None
Call Protection:	L(25), D(91), O(4)		Historical NOI
Lockbox / Cash Management:	Hard / Springing		Most Recent NOI:	$3,334,546 (December 31, 2012)
			2nd Most Recent NOI:	$3,263,546 (T-12 January 31, 2012)
Reserves(1)			3rd Most Recent NOI:	$3,413,133 (T-12 January 31, 2011)
	Initial	Monthly
Taxes:	$145,181	$48,393	Historical Occupancy
Insurance:	$0	Springing	Most Recent Occupancy:	100.0% (December 28, 2012)
Rollover:	$500,000	Springing	2nd Most Recent Occupancy:	100.0% (December 31, 2011)
Ground Rent Reserve:	$52,281	Springing	3rd Most Recent Occupancy:	100.0% (December 31, 2010)
			(1) See “Initial Reserves” and “Ongoing Reserves” herein.
Financial Information
Cut-off Date Balance / Sq. Ft.:	$313
Balloon Balance / Sq. Ft.:	$227
Cut-off Date LTV:	65.6%
Balloon LTV:	47.5%
Underwritten NOI DSCR:	1.46x
Underwritten NCF DSCR:	1.39x
Underwritten NOI Debt Yield:	9.4%
Underwritten NCF Debt Yield:	9.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

94 -110 Court Street & 42 Schermerhorn Street Brooklyn, NY 11201	Collateral Asset Summary The Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,942,591 65.6% 1.39x 9.4%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Annual Base Rent Per Sq. Ft.	% of U/W Base Rent	Lease Expiration	2012 Total Sales (000s)	Sales Per Sq. Ft.(1)	Occupancy Cost (% of Sales)
Barnes & Noble(2)	NR/NR/NR	22,167	21.7%	$32.74	19.0%	7/31/2015	$8,823	$398	10.5%
United Artists Theatres(3)	NR/NR/NR	80,010	78.3	$38.60	81.0	7/4/2016	$15,134	$1,261,184(4)	25.8
Total / Wtd. Avg.		102,177	100.0%	$37.33	100.0%		$23,957		20.2%
(1)	Sales Per Sq. Ft. based on tenant reported year-end 2012 sales.
(2)	Barnes & Noble has three, five-year extension options. National average sales for Barnes & Noble were $237 per sq. ft.
(3)
United Artists Theatres exercised their first extension option and has five, five-year extension options remaining. In addition to base rent, United Artists Theatres pays percentage rent in the amount of 8% above a breakpoint of $13,049,518 in gross revenue sales.

(4)	Sales per sq. ft. of United Artists Theatres is calculated based on 12 screens. National average sales for United Artists Theaters is $405,367 per screen.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual Base Rent Per Sq. Ft.(1)	% Base Rent Rolling(1)	Cumulative % of Base Rent(1)
2013	0	0	0.0%	0	0.0	$0.00	0.0%	0.0%
2014	0	0	0.0	0	0.0	$0.00	0.0	0.0%
2015	1	22,167	21.7	22,167	21.7%	$32.74	19.0	19.0%
2016	1	80,010	78.3	102,177	100.0%	$38.60	81.0	100.0%
2017	0	0	0.0	102,177	100.0%	$0.00	0.0	100.0%
2018	0	0	0.0	102,177	100.0%	$0.00	0.0	100.0%
2019	0	0	0.0	102,177	100.0%	$0.00	0.0	100.0%
2020	0	0	0.0	102,177	100.0%	$0.00	0.0	100.0%
2021	0	0	0.0	102,177	100.0%	$0.00	0.0	100.0%
2022	0	0	0.0	102,177	100.0%	$0.00	0.0	100.0%
2023	0	0	0.0	102,177	100.0%	$0.00	0.0	100.0%
Thereafter	0	0	0.0	102,177	100.0%	$0.00	0.0	100.0%
Vacant	NAP	0	0.0	102,177	100.0%	NAP	NAP
Total / Wtd. Avg.	2	102,177	100.0%			$37.33	100.0%
(1)	Annual Base Rent Per Sq. Ft., % Base Rent Rolling and Cumulative % of Base Rent based on in-place leases.

The Loan.  The Heights loan (“The Heights Loan”) is a $32.0 million ($313 per sq. ft.) fixed rate loan secured by the Borrower’s leasehold interest in a 102,177 sq. ft. 13-story, retail center located at 94-110 Court Street & 42 Schermerhorn Street, Brooklyn, New York (“The Heights Property”). The Heights Loan has a 10-year term and amortizes on a 25-year amortization schedule. The Heights Loan accrues interest at 4.1300%.

The Heights Loan proceeds were used to refinance existing debt of approximately $17.0 million, fund upfront reserves of $697,462 and pay closing costs of $606,161. The Sponsor developed the Heights Property and the reported cost basis is $34.44 million. Based on the “as-is” appraised value of $48.7 million as of January 17, 2013, the cut-off date LTV is 65.6%.

The Borrower / Sponsor.   The borrower, FC Court Street Associates, LLC (the “Borrower”), is a single purpose New York limited liability company structured as a bankruptcy-remote entity, with one independent director in its organization structure. The sponsor of the Borrower and the non-recourse carve-out guarantor is Forest City Enterprises, Inc. (“Sponsor”).  The Borrower is a joint venture with 49% interest owned by Madison NYC Core Retail Investors, LLC, an affiliate of Madison International Realty, LLC and 51% interest owned by subsidiaries of Forest City Enterprises, Inc. The non-recourse carve-out is limited in scope to certain events of bankruptcy of the Borrower and the total liability under the non-recourse carve-out is limited to the lesser of $6.40 million or the outstanding loan amount.

The Sponsor develops, owns and operates office, residential, hotel and retail properties in twenty-eight states and the District of Columbia with assets of approximately $10.7 billion. The Sponsor has been in business since 1920 and is publicly traded on the New York Stock Exchange (symbol “FCE”). It is one of the largest publicly traded real estate development companies in the United States. As of the end of third quarter of 2012, the Sponsor reported third-quarter Operating FFO of $65.0 million, a 19.8 percent increase over third-quarter 2011 Operating FFO of $54.3 million. Year-to-date Operating FFO was $192.9 million, a 10.2 percent increase compared with $175.1 million for the first nine months of 2011. Third-quarter 2012 consolidated revenues from real estate operations increased to $291.4 million, from $252.6 million in the third quarter of 2011. For the first nine months of 2012, consolidated revenues from real estate operations were $843.1 million, compared with $794.2 million for the first nine months of 2011.

Madison International Realty, LLC (“MIR”) is a real estate private equity firm providing specialized equity capital solutions to commercial real estate owners and investors seeking liquidity. They are headquartered in New York City, with offices in London and Frankfurt. MIR provides equity capital to sponsors, owners and investors seeking to (i) sell partial ownership interests, (ii) obtain joint venture and preferred equity financing, (iii) monetize embedded equity value, and (iv) restructure existing balance sheets and amortize existing debt.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

94 -110 Court Street & 42 Schermerhorn Street Brooklyn, NY 11201	Collateral Asset Summary The Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,942,591 65.6% 1.39x 9.4%

MIR acquires positions through secondary market purchases of direct interests in real estate ownership vehicles owning class A properties and portfolios where owners seek to monetize illiquid positions, provide partners with an exit strategy, sell down a portion of their ownership interests or deleverage their existing balance sheets without relinquishing control of their assets.

The Property. The Heights Property is a 13-story, 102,177 sq. ft. anchored retail property located at 94-110 Court Street & 42 Schermerhorn Street, in Brooklyn, New York. The improvements were constructed in 1999. The theater is a vertical theater, consisting of 63,010 sq. ft. of grade/above grade space (13 floors), and 17,000 sq. ft. of below grade space, and a total of 12 screens and 2,160 seats. The retail space, located on the first and second stories (plus a small space in the basement) of the property contains 22,167 sq. ft. The property is currently 100.0% occupied by United Artists Theatres and Barnes & Noble.

Located within walking distance of several bus lines and nine Subway lines, The Heights Property enjoys easy access to public transportation. As a result, the property is 10 minutes from downtown Manhattan and 15 minutes from midtown Manhattan, and is located near 9 subway lines (2, 3, 4, 5, A, C, F, N, R). In addition, the Heights Property is within walking distance to Brooklyn Heights, Cobble Hill, Boerum Hill and Metrotech.

The Heights Property is under a 49-year ground lease, which commenced on January 28, 1999 and expires on January 27, 2048. There are no extension options. The current annual rent is $627,368. The ground lease rent steps up every five years (“Rent Period”) based on the greater of (i) 112% of the preceding Rent Period or (ii) the percentage change in the Consumer Price Index from the preceding Rent Period. The next step-up is in January 2016. Notwithstanding the foregoing, for the Rent Period commencing on the 17th anniversary of the commencement date (i.e., the third Rent Period), net annual rent per year of that Rent Period may not exceed 120% of the net annual rent payable to landlord in the immediately preceding Rent Period; provided, however, that (i) the foregoing cap will not apply to any succeeding Rent Periods, and (ii) net annual rent for the fourth Rent Period and each Rent Period thereafter will be determined as if the foregoing cap had not been in effect during the third Rent Period.

The United Artists Theatres operates under the Regal Entertainment Group brand. United Artists Theatres has 12 screens, each with stadium seating. United Artists Theatres occupies approximately 63,010 sq. ft at and above grade, and 17,000 sq. ft. below grade. Since the original lease term expired, United Artists Theatres exercised its first extension option for a 5-year term which expires on July 4, 2016. Under the current lease agreement, there are five more consecutive extension options of five years each. The rent increases by approximately 5% for each 5-year extension term. Currently, the lease agreement requires the tenant to pay 8% above a breakpoint of $13,049,518 in gross revenue sales in addition to base rent. United Artists Theatres must notify Borrower nine months prior to the commencement of a lease extension of its election to renew its lease.

Barnes & Noble, the world’s largest bookseller and a Fortune 500 company, operates 677 bookstores in 50 states. It currently occupies two floors and basement (used for storage). The Barnes & Noble lease includes flat rent for the entire 15-year base term which expires on July 31, 2015. The rent then increases by 10% for each 5-year extension term. There are three consecutive extension options of five years each remaining. Barnes & Noble must notify Borrower 270 days prior to the expiration of the lease if it elects to renew its lease.

The Market. The Heights Property is located in the Brooklyn Heights section of downtown Brooklyn, one of the five boroughs of New York City. Downtown Brooklyn, Brooklyn Heights has become one of the most commercially and residentially vibrant sections of Brooklyn. The Heights Property is located only four blocks south of Montague Street, the major retail hub in Brooklyn Heights. Montague Street provides the borough’s 2.5 million residents with many restaurants and ample shopping. This neighborhood is characterized by high and low-rise office and residential development with independent and franchised retail shops at grade level. Due to its close proximity to Manhattan by subway or car, and to its revitalized nightlife, Brooklyn Heights has become one of the most popular residential neighborhoods in New York City.

Downtown Brooklyn grew significantly in the 1980s and 1990s when the Metrotech Center Complex, Pierrepont Plaza, the Brooklyn Marriott, Atlantic Terminal Mall and Renaissance Plaza were constructed. Office buildings are primarily used as municipal and other government buildings, secondary offices for banks, medical offices and legal offices as well as other various small tenants. More recent development includes the Brooklyner, a high-rise multi-family rental building. Another 42-story multi-family residential building is currently being constructed less than 1-mile from The Heights Property at 29 Flatbush Avenue.

The neighborhood has experienced moderate positive increases in population and the number of households over the last few years. The neighborhood currently has an upper-middle income demographic, with a 2012 median household income of $66,264 within a 1-mile radius, well above the median income within a 3- and 5-mile radius. The Heights Property is located on Court Street, a retail corridor in Brooklyn.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

94 -110 Court Street & 42 Schermerhorn Street Brooklyn, NY 11201	Collateral Asset Summary The Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,942,591 65.6% 1.39x 9.4%

The chart below details The Heights Property’s competitive set.

Summary of Comparable Cinema Theatres(1)
Tenants	Location	Screens	GLA (sq. ft.)	Original Lease Term	Base Rent (per sq. ft.)
United Artists Theatres at The Heights Property	Brooklyn, NY	12 Screens	80,010	15 Years (+6 five-year options)	$38.60
United Artists Theatres at Steinway Street	Astoria, NY	14 Screens	84,000	15 Years (+6 five-year options)	$27.00
Regal Union Square Stadium 14	New York, NY	14 Screens	236,215	N/A	$42.00
Loews Raceway 10	Westbury, NY	10 Screens	N/A	N/A	$36.00
AMC Loews Fresh Meadows 7	Fresh Meadows, NY	7 Screens	23,400	N/A	$32.00
AMC Loews Kips Bay 15	New York, NY	15 Screens	90,000	20 Years	$54.00
AMC Loews Orpheum 7	New York, NY	7 Screens	100,000	20 Years	$54.00
Regal Atlas Park Stadium 8	Glendale, NY	8 Screens	32,550	15 Years	$25.00
Regal Battery Park Stadium 11	New York, NY	11 Screens	105,000	20 Years	$33.00
National Amusements	Jamaica, NY	15 Screens	83,000	20 Years	$32.00
(1)	Source: Appraisal.

Summary of Comparable Retail Leases(1)
Property Name	Location	Year Built/Renovated	Tenant	GLA (sq. ft.)	Original Lease Term	Base Rent (per sq. ft.)
The Heights Property	Brooklyn, New York	1999	Barnes & Noble	22,167	15 Years (+ three 5-Yr Options)	$32.74
Jamaica Center	Jamaica, New York	2002	K&G Fashion	215,806	10 Years (+ two 5-Yr Options)	$40.00
Gateway @ Bronx Terminal	Bronx, New York	2009	Staples	460,000	15 Years	$45.50
Gateway @ Bronx Terminal	Bronx, New York	2009	Marshalls	460,000	10 Years	$35.00
Gateway @ Bronx Terminal	Bronx, New York	2009	Babies R Us	460,000	25 Years	$40.00
Skyview Center	Queens, New York	2010	Bob’s Discount Furniture	800,000	10 Years	$30.00
502 86th Street	Brooklyn, New York	1920/1988	TJ Maxx	43,240	10 Years	$45.58
1601-1623 Avenue Y	Brooklyn, New York	2012	Marshalls	54,584	10 Years	$29.00
(1)	Source: Appraisal.

Cash Flow Analysis.

Cash Flow Analysis
	T-12 01/31/2011	T-12 01/31/2012	12/31/2012	U/W	U/W Per Sq. Ft.(1)
Base Rent	$3,631,030	$3,736,148	$3,814,617	$3,814,615	$37.33
Percentage Rent(2)	426,238	281,726	166,775	166,775	1.63
Rent Steps	0	0	0	0	0.00
Value of Vacant Space	0	0	0	0	0.00
Gross Potential Rent	$4,057,268	$4,017,874	$3,981,392	$3,981,390	$38.97
Total Recoveries	355,710	434,210	603,720	1,593,709	15.60
Total Other Income	1,330	3,057	1,353	1,353	0.01
Less: Vacancy / Credit Loss	0	0	0	(278,823)	(5.0%)
Effective Gross Income	$4,414,308	$4,455,141	$4,586,465	$5,297,629	$51.85
Total Operating Expenses(3)	1,001,175	1,191,595	1,251,919	2,293,122	22.44
Net Operating Income	$3,413,133	$3,263,546	$3,334,546	$3,004,508	$29.40
TI/LC	0	0	0	120,000	1.17
Capital Expenditures	0	0	0	20,335	0.20
Net Cash Flow	$3,413,133	$3,263,546	$3,334,546	$2,864,173	$28.03
(1)	U/W Per Sq. Ft. based on total sq. ft. of 102,177.
(2)
UW Percentage Rent based on TTM, which is derived from United Artists Theatres. From August 2006 through July 5, 2011, tenant paid percentage rent at 16% of sales above an $11.2MM breakpoint. Currently, the tenant is paying 8% above a $13,049,518 breakpoint. With a higher breakpoint and lower percentage, the tenant now pays significantly less percentage rent than in recent years. In 2012, United Artists Theatres reported sales of $15,134,202, which represents $166,775 in percentage rent income.

(3)
The Heights Property benefits from a 15 year Industrial and Commercial Incentive Program that expires June 30, 2015. Real estate taxes have been underwritten without the real estate tax exemption in place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

94 -110 Court Street & 42 Schermerhorn Street Brooklyn, NY 11201	Collateral Asset Summary The Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,942,591 65.6% 1.39x 9.4%

Property Management.  The Heights Property is managed by First New York Partners Management, an affiliate of the Borrower.

Lockbox / Cash Management.   The Heights Loan is structured with a hard lockbox and springing cash management. All excess cash is required to be swept into a lender controlled account upon (i) the occurrence of an event of default, (ii) the occurrence of a Rolling Tenant Non-Renewal Event, (iii) the date any Rolling Tenant “goes dark” (i.e., ceases to operate from such Rolling Tenant’s premises for five (5) consecutive Business Days, except for temporary closures for repairs, restoration, rehabilitation and/or customary force majeure events, and exclusive of any sublettings and/or assignments by such Rolling Tenant, or (iv) the date a Rolling Tenant bankruptcy event occurs. A “Rolling Tenant” means each of the tenants under the Barnes & Noble Lease and the United Artists Theatres Lease. A Rolling Tenant Non-Renewal Event” shall mean either (i) the failure of any Rolling Tenant to deliver to Borrower, on or prior to the notice date set forth in such Rolling Tenant’s lease evidence reasonably satisfactory to lender that such Rolling Tenant has renewed its lease pursuant to the terms thereof, or (ii) the date on which any Rolling Tenant provides written notice to Borrower of such Rolling Tenant’s intention to terminate, cancel or otherwise surrender its lease (see “The Property” herein).

Initial Reserves.  At closing, the Borrower deposited $145,181 into a real estate tax reserve, $500,000 into a rollover reserve and $52,281 into a ground rent reserve.

Ongoing Reserves. The Heights Loan requires monthly escrows of $48,393 into the real estate tax reserve. In addition, if the insurance policy is not an approved blanket or umbrella policy, Borrower is required to deposit 1/12th of the insurance premium that lender estimates will be payable for the renewal of the coverage.  Borrower is also required to make monthly deposits of $52,281 into a ground rent reserve. Provided that (i) no event of default is then continuing, (ii) Borrower has deposited $52,281 at loan closing and (iii) Borrower pays ground rent prior to the date when delinquent under the ground lease, Borrower will not be required to make the monthly ground rent deposits.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

94 -110 Court Street & 42 Schermerhorn Street Brooklyn, NY 11201	Collateral Asset Summary The Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,942,591 65.6% 1.39x 9.4%

The Heights
94-110 Court Street & 42 Schermerhorn Street
Brooklyn, NY 11201
MANHATTAN
BROOKLYN
Financial District
East River
Williamsburg
DUMBO
Brooklyn Navy Yard
Brooklyn Bridge
Manhattan Bridge
FDR Drive
Brooklyn-Queens Expwy
Downtown Brooklyn
Clinton Hill
Brooklyn Heights
Cobble Hill
Carroll Gardens
Red Hook
Gowanus
Park Slope
Prospect Heights
PROSPECT PARK
Fort Greene Park
Governors Island
Governors Island Natl. Monument
Brooklyn-Battery Tunnel
Gowanus Expwy
Prospect Expwy
GREENWOOD CEMETERY
Prospect Park Lake
Brooklyn Law School
Long Island University-Brooklyn Campus
CUNY of Technology
Polytech Institute of NYU
Pratt Institute
Barclays Center
Atlantic Ave
Flatbush Ave
Fulton St
Union St
Smith St
Court St
Henry St
Clinton St
Columbia St
Hoyt St
Bond St
3rd Ave
4th Ave
5th Ave
7th St
9th St
15th St
Prospect Park West
Prospect Park SW
New York Methodist Hospital
NEW YORK CITY
MANHATTAN
BRONX
QUEENS
BROOKLYN
STATEN ISLAND
NEWARK
JERSEY CITY
YONKERS
PATERSON
Atlantic Ocean

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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122 Mill Road Upper Providence Township, PA 19456	Collateral Asset Summary 422 Business Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,398,957 59.5% 2.31x 15.8%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Mixed Use - Retail / Industrial
Sponsor:	Donald Neilson, Sr.		Collateral:	Fee Simple
Borrower:	422BC1M, LLC		Location:	Upper Providence Township, PA
Original Balance:	$25,500,000		Year Built / Renovated:	1934 & 1970 / 2005
Cut-off Date Balance:	$25,398,957		Total Sq. Ft.:	1,021,070
% by Initial UPB:	2.0%		Property Management:	Suburban Management, Inc.
Interest Rate:	4.0870%		Underwritten NOI:	$4,024,084
Payment Date:	6th of each month		Underwritten NCF:	$3,771,107
First Payment Date:	March 6, 2013		Appraised Value:	$42,700,000
Maturity Date:	February 6, 2023		Appraisal Date:	November 6, 2012
Amortization:	300 months
Additional Debt:	None		Historical NOI
Call Protection(1):	L(26), D(90), O(4)		Most Recent NOI:	$3,832,713 (December 31, 2012)
Lockbox / Cash Management(2):	Springing Hard / Springing		2nd Most Recent NOI:	$3,319,187 (December 31, 2011)
			3rd Most Recent NOI:	$2,834,677 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy(4)
Taxes:	$199,439	$35,614	Most Recent Occupancy:	85.4% (December 31, 2012)
Insurance:	$59,735	$16,593	2nd Most Recent Occupancy:	84.2% (December 31, 2011)
Replacement:	$0	$13,614	3rd Most Recent Occupancy:	80.2% (December 31, 2010)
TI/LC(3):	$500,000	Springing
(1)   Borrower may obtain a release of one or more parcels from and after the expiration of the lockout period through partial defeasance, subject to, among other things, (i) payment of a release amount equal to 125% of the allocated loan amount for the parcel to be released, (ii) the DSCR after the release is at least equal to the greater of (a) 2.30x, and (b) the DSCR immediately prior to the release; (iii) the Debt Yield after the release is at least equal to the greater of (a) 14.1%, and (b) the Debt Yield immediately prior to the release; (iv) the LTV ratio after the release is not greater than the lesser of (a) 60%, and (b) the LTV ratio immediately prior to the release.
(2)   A springing hard lockbox, springing cash management and excess cash sweep will be required upon (i) a bankruptcy event of the borrower, guarantor or manager, or (ii) if the DSCR falls below 1.15x.
(3)   In the event that the balance of the TI/LC reserve account falls below $150,000, a monthly escrow equal to $20,833 will be required for annual tenant improvements and leasing commissions, subject to a cap of $500,000.
(4)   Historical Occupancy is based on historical rent roll and occupancy percentages provided by the borrower.

Deferred Maintenance:	$11,250	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$25
Balloon Balance / Sq. Ft.:		$18
Cut-off Date LTV:		59.5%
Balloon LTV:		43.1%
Underwritten NOI DSCR:		2.47x
Underwritten NCF DSCR:		2.31x
Underwritten NOI Debt Yield:		15.8%
Underwritten NCF Debt Yield:		14.8%

TRANSACTION HIGHLIGHTS

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Credit Metrics. Based on the “as is” appraised value of $42.7 million and a 25-year amortization, the 422 Business Center loan represents a cut-off date LTV of 59.5%. The underwritten cash flow results in an NCF DSCR of 2.31x and NOI Debt Yield of 15.8%.

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Location. The 422 Business Center property is strategically located along the highly traveled Route 422 corridor at the Oaks Interchange, and is located three miles from Interstate 76 and Interstate 276. The city of Philadelphia, with port and international airport facilities, is located 20 miles away.  Delaware and New Jersey are easily reachable via major highways. Additionally, the property is located in an affluent area with the 2012 median household income within a 1-mile, 3-mile and 5-mile radius of the property is at $94,876, $81,824 and $80,116, respectively as of December 2012.

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Strong Sponsorship. The sponsor, Donald Neilson, Sr., has extensive real estate investment and management experience. His real estate portfolio consists of 321 multifamily units, 683 manufactured housing units, approximately 197,000 sq. ft. of retail space, and 30.1 acres of retail pads. As of December 31, 2011, his net worth was reported at $42.6 million with liquidity of $1.9 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4141 Northeast 2nd Avenue Miami, FL 33137	Collateral Asset Summary 4141 Northeast 2nd Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,974,980 52.2% 1.68x 11.2%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Mixed Use - Retail/Office
Sponsor:	Craig Robins		Collateral:	Fee Simple
Borrower:	DACRA Design 4141 LLC		Location:	Miami, FL
Original Balance:	$23,000,000		Year Built / Renovated:	1960 / 2012
Cut-off Date Balance:	$22,974,980		Total Sq. Ft.:	114,065
% by Initial UPB:	1.8%		Property Management:	Design District Management, Inc.
Interest Rate:	4.9000%		Underwritten NOI:	$2,582,927
Payment Date:	6th of each month		Underwritten NCF:	$2,461,496
First Payment Date:	April 6, 2013		Appraised Value:	$44,000,000
Maturity Date:	March 6, 2023		Appraisal Date:	September 25, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(91), O(4)		Most Recent NOI:	$1,404,042 (December 31, 2012)
Lockbox / Cash Management(1):	Hard / Springing		2nd Most Recent NOI:	$1,051,493 (December 31, 2011)
			3rd Most Recent NOI:	$973,517 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$150,067	$30,013	Most Recent Occupancy:	94.2% (February 21, 2013)
Insurance:	$40,605	$15,617	2nd Most Recent Occupancy:	84.9% (December 31, 2011)
Replacement:	$0	$2,376	3rd Most Recent Occupancy:	95.1% (December 31, 2010)
TI/LC(2):	$750,000	$16,634
(1)   Active cash management with a full cash sweep will be triggered in the case of (i) an event of default, (ii) a bankruptcy action of the borrower, guarantor, or property manager or (ii) if the DSCR is less than 1.20x on a trailing twelve month basis.
(2)   The TI/LC reserve account is subject to a cap in the amount of $1,750,000, provided, however, that the cap will be reduced to $750,000 if the School Board of Miami-Dade County has extended or renewed its lease for its entire space, or all of the School Board of Miami-Dade County rented space has been leased to one or more substitute tenants, and satisfaction of the following conditions, (i) the completion of all required tenant improvements, satisfaction of all other applicable tenant concessions and payment of all applicable costs, expenses and leasing commissions relating to the The School Board of Miami-Dade County rented space, (ii) in connection with one or more substitute tenants, the applicable replacement tenant or tenants are in occupancy, conducting normal business operations and paying full contractual rent, and (iii) no cash sweep event shall have occurred or remain uncured.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$201
Balloon Balance / Sq. Ft.:		$165
Cut-off Date LTV:		52.2%
Balloon LTV:		42.8%
Underwritten NOI DSCR:		1.76x
Underwritten NCF DSCR:		1.68x
Underwritten NOI Debt Yield:		11.2%
Underwritten NCF Debt Yield:		10.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4141 Northeast 2nd Avenue Miami, FL 33137	Collateral Asset Summary 4141 Northeast 2nd Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,974,980 52.2% 1.68x 11.2%

TRANSACTION HIGHLIGHTS

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Occupancy: The 4141 Northeast 2nd Avenue property is a 114,065 sq. ft. two-story retail and office building situated on a 2.2 acre site.  As of the rent roll dated February 21, 2013, it was 94.2% occupied by a combination of retail and office tenants. Historically, occupancy at the 4141 Northeast 2nd Avenue property has fluctuated between 84.9% and 95.1% from 2009 to year-end 2012.  The current vacancy of 5.8% is in line with market levels and below the submarket level of 10.1%. Underwritten base rent inclusive of contractual rent steps through October 1, 2013 are estimated to be 8.5% below market rents as reported by the appraiser.

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Location. The Miami Design District is a revitalized urban destination for the arts, design, and fashion.  It is currently home to over 130 art galleries, showrooms, creative services, architecture firms, high-end fashion retailers, antiques dealers, eateries and bars. The 4141 Northeast 2nd Avenue property is located one-half block east of Paseo Ponti, an open-air pedestrian district of shops, cafes and greenery located midblock between NE 1st and 2nd Avenues and extending from NE 39th Street to the south to NE 41st Street to the north.  This pedestrian mall is under development with a plan for major design installations, architectural structures, and department store or other anchors. Signed leases are in place for 199,441 sq. ft. and include luxury retailers such as Hermes, Louis Vuitton, Tom Ford, and Cartier.

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Sponsorship. The Sponsor, Craig Robins, is locally based in Miami and has extensive commercial real estate experience in acquisition, development, construction, leasing and management. Mr. Robins and his real estate company, Dacra, played an integral role in the repositioning and revitalization of Miami’s South Beach District, developed mixed-use projects on Lincoln Road and Española Way, and created the AQUA New Urbanist residential community on Miami’s Allison Island. The Sponsor has been involved in the transformation of the Miami Design District into a center for cutting edge design, fashion, food and art. Dacra’s portfolio in the Design District has reached 576,670 net rentable sq. ft. with an additional 817,366 sq. ft. in developable sites.  Mr. Robins has a net worth in excess of $50 million and liquidity of at least $4 million.

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Credit Metrics. Based on the “as is” appraised value of $44.0 million, the loan represents a cut-off Date LTV of 52.2%, and based on the underwriting and a 30-year amortization schedule, the NCF DSCR is 1.68x and the NCF Debt Yield is 10.7%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3635 Express Drive North Islandia, NY 11749	Collateral Asset Summary Islandia Marriott	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 55.6% 1.53x 13.9%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Hospitality - Full Service
Sponsor:	CSC Holdings, LLC		Collateral:	Fee Simple
Borrower:	Columbia Properties Islandia, L.P.		Location:	Islandia, NY
Original Balance:	$22,500,000		Year Built / Renovated:	1988 / 2008
Cut-off Date Balance:	$22,500,000		Total Rooms:	278
% by Initial UPB:	1.7%		Property Management:	Columbia Sussex Management, LLC
Interest Rate:	5.9595%		Underwritten NOI:	$3,129,490
Payment Date:	6th of each month		Underwritten NCF:	$2,652,103
First Payment Date:	May 6, 2013		Appraised Value:	$40,500,000
Maturity Date:	April 6, 2018		Appraisal Date:	January 18, 2013
Amortization:	300 months
Additional Debt:	None		Historical NOI
Call Protection:	L(24), D(32), O(4)		Most Recent NOI:	$3,228,602 (T-12 January 31, 2013)
Lockbox / Cash Management(1):	Hard / In-place		2nd Most Recent NOI:	$2,241,873 (December 31, 2011)
			3rd Most Recent NOI:	$1,628,293 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$671,119	$111,853	Most Recent Occupancy:	69.6% (January 31, 2013)
Insurance:	$118,384	$9,396	2nd Most Recent Occupancy:	62.8% (December 31, 2011)
Immediate Repairs	$14,250	$0	3rd Most Recent Occupancy:	64.4% (December 31, 2010)
FF&E:	$0	1/12th of 5% of Gross Income
(1)   The Islandia Marriott loan is structured with a hard lockbox and in-place cash management. An excess cash flow sweep was in effect at the time of closing and will continue until Borrower has deposited a cumulative amount of $1,250,000 into the Renovation Reserve account. In addition, a cash sweep will be triggered upon (i) an event of default, (ii) a bankruptcy action of Columbia Sussex Corporation, borrower, guarantor, or property manager, (iii) DSCR <1.30x, or (iv) from and after April 6, 2016 until the balance in the FF&E reserve account equals at least $2,800,000.
(2)   The Seasonality Reserve account is subject to a cap of $300,000. Monthly deposits to the Seasonality Reserve account are only made during the months of April through September.
(3)   On each monthly payment date the borrower shall deposit all available excess cash flow funds into the Renovation Reserve account as a reserve for the payment of capital improvements required by Marriott. The Renovation Reserve account is subject to a cap of $1,250,000. On the earlier to occur of (A) two business days following payment to borrower of the real estate tax refund owed to borrower pursuant to the tax settlement and (B) April 6, 2014, the borrower shall deposit into the Renovation Reserve account the amount, if any, required to raise the Renovation Reserve account to $1,250,000.

Seasonality Reserve(2):	$0	$50,000
Renovation Reserve(3):	$500,000	Excess cash flow

Financial Information
Cut-off Date Balance / Room:		$80,935
Balloon Balance / Room:		$73,134
Cut-off Date LTV:		55.6%
Balloon LTV:		50.2%
Underwritten NOI DSCR:		1.81x
Underwritten NCF DSCR:		1.53x
Underwritten NOI Debt Yield:		13.9%
Underwritten NCF Debt Yield:		11.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3635 Express Drive North Islandia, NY 11749	Collateral Asset Summary Islandia Marriott	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 55.6% 1.53x 13.9%

TRANSACTION HIGHLIGHTS

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Credit Metrics. Based on the “as is” appraised value of $40.5 million, the loan represents a cut-off date LTV of 55.6%, and based on the underwriting and a 25-year amortization schedule, the NCF DSCR is 1.53x and the NOI Debt Yield is 13.9%.

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Property Performance. The Islandia Marriott property shows an occupancy penetration level of 100.1%, ADR penetration level of 117.1%, and RevPAR penetration level of 117.1% for 2012.  Further, the Islandia Marriott property performance has improved significantly over the past three years, with RevPAR increasing 19.1% from $77.40 in 2010 to $92.19 in 2012. In 2011 the Islandia Marriott property achieved higher RevPAR than the Marriott brand average (inclusive of JW Marriott hotels) of $100.36 for its North American properties.

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Location. The Islandia Marriott property benefits from convenient access to demand generating business and universities, including the Brookhaven Technology Center, Hauppauge Industrial Park, CA, Inc. Headquarters (formerly Computer Associates and the seventh largest software company in the world), State University of New York at Stony Brook, Dowling College, and St. John’s University.

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Brand Affiliation and Amenities. The Islandia Marriott property is affiliated with the Marriott International family of lodging brands, which is one of the largest hotel companies in the world. Marriott International operates over 3,500 lodging properties in 68 countries and territories globally. The Islandia Marriott property operates as a full-service Marriott with amenities including Bistro 58 Restaurant, Atrium Lounge, 11,871 sq. ft. of meeting and banquet space, an indoor pool, fitness center, business center, gift shop and vending areas.  The franchise agreement with Marriott International expires on December 31, 2018.

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Sponsorship. The sponsor is Columbia Sussex Corporation. CSC Holdings, LLC, an affiliate of the Columbia Sussex Corporation  has provided guaranties with respect to certain non-recourse carveouts and the completion of certain renovation work.  CSC Holdings, LLC does not own any direct or indirect equity interest in the borrower, but is separately owned and controlled by Columbia Sussex Corporation and has been paid a fee of $225,000 by the borrower to provide the guaranties. Columbia Sussex Corporation has been in business for 40 years with a hospitality portfolio comprised of 38 hotels containing approximately 12,000 rooms.

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Cash Equity.  Based upon the reported total basis of $46.5 million, the sponsor has approximately $24.0 million of equity in the Islandia Marriott property as of loan closing. CSC Holdings, LLC has invested approximately $5.6 million since 2008 at the Islandia Marriott Property on property upgrades, maintenance and FF&E and is slated to undertake the “Marriott Great Room” renovation project in 2013.

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Tax Settlement.  Borrower recently entered into a settlement with the local taxing authorities in which the parties agree to reduce the assessed value of the property and refund to Borrower overpayments of taxes from tax years 2004/2005 through 2012/2013. Pursuant to the loan documents, Borrower is entitled to keep the refund. Although the tax settlement has been agreed to by all necessary parties, it remains subject to local court approval; Borrower knows of no reason why this settlement would not be approved.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10107 Havanese Lane Cordova, TN 38106	Collateral Asset Summary Villas at Grays Creek	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,600,000 75.2% 1.45x 8.8%

Mortgage Loan Information			Property Information
Loan Seller:	Redwood Commercial Mortgage		Single Asset / Portfolio:	Single Asset
	Corporation		Property Type:	Multifamily - Conventional
Loan Purpose:	Acquisition		Collateral:	Fee Simple
Sponsor:	David R. Masse and Louis F. Karger		Location:	Cordova, TN
Borrower:	Panther Memphis/Villas LLC		Year Built / Renovated:	2011 / NAP
Original Balance:	$18,600,000		Total Units:	238
Cut-off Date Balance:	$18,600,000		Property Management:	Panther Properties Management, LLC
% by Initial UPB:	1.4%		Underwritten NOI:	$1,636,411
Interest Rate:	4.2200%		Underwritten NCF:	$1,588,811
Payment Date:	6th of each month		Appraised Value:	$24,750,000
First Payment Date:	May 6, 2013		Appraisal Date:	February 4, 2013
Maturity Date:	April 6, 2023
Amortization:	360 months		Historical NOI
Additional Debt(1):	$2,000,000 Mezzanine Loan		Most Recent NOI:	$1,402,448 (T-12 January 30, 2013)
Call Protection:	L(24), D(92), O(4)		2nd Most Recent NOI:	$1,242,795 (December 31, 2012)
Lockbox / Cash Management:	Soft / Springing		3rd Most Recent NOI(4):	NAP

Reserves			Historical Occupancy
	Initial	Monthly	Most Recent Occupancy:	91.6% (January 30, 2013)
Taxes:	$123,392	$41,131	2nd Most Recent Occupancy(5):	NAP
Insurance(2):	$0	Springing	3rd Most Recent Occupancy(5):	NAP
Replacements:	$217,000	$3,967
(1)  At mortgage loan origination, Redwood Commercial Mortgage Corporation provided a $2,000,000 mezzanine loan, which is ultimately secured by a 100% pledge of the equity interest in the borrower.
(2)   At the option of lender, if the liability or casualty policy maintained by borrower does not constitute an approved blanket or umbrella policy, lender may require borrower to obtain a separate policy and borrower will be required to deposit monthly one-twelfth of the insurance premiums that lender estimates will be payable for the renewal of the coverage.
(3)   Total Debt includes the mezzanine loan.
(4)   The Villas at Grays Creek property was built in 2011; therefore, 3rd Most Recent NOI is not applicable.
(5)   The Villas at Grays Creek property was acquired on March 22, 2013 and thus historical occupancies were not available.

Financial Information
	Mortgage Loan	Total Debt(3)
Cut-off Date Balance / Unit:	$78,151	$86,555
Balloon Balance / Unit:	$66,245	$74,648
Cut-off Date LTV:	75.2%	83.2%
Balloon LTV:	63.7%	71.8%
Underwritten NOI DSCR:	1.50x	1.26x
Underwritten NCF DSCR:	1.45x	1.23x
Underwritten NOI Debt Yield:	8.8%	7.9%
Underwritten NCF Debt Yield:	8.5%	7.7%

TRANSACTION HIGHLIGHTS

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Property Manager. Panther Properties Management, LLC, an affiliate of the sponsors, is the property manager. The sponsors, Louis F. Karger and David R. Masse, have over 50 years of experience in asset acquisition, financing, development, leasing, management and disposition in the real estate industry.

■	Equity. Based on the net purchase price, closing costs and upfront reserves, the borrower contributed $3,620,126 in cash equity representing 15.0% of total cost.

■	Recent Construction. The Villas at Grays Creek mortgage property was constructed in 2011.

■	Credit Metrics: Based on the underwriting, the NCF DSCR is 1.45x for the mortgage loan and 1.23x including the mezzanine loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Springtime Boulevard Huntsville, AL 35802	Collateral Asset Summary Springs at Huntsville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,500,000 70.5% 1.44x 8.9%

Mortgage Loan Information			Property Information
Loan Seller:	Redwood Commercial Mortgage		Single Asset / Portfolio:	Single Asset
	Corporation		Property Type:	Multifamily - Conventional
Loan Purpose:	Acquisition		Collateral:	Fee Simple
Sponsor:	David R. Masse and Louis F. Karger		Location:	Huntsville, AL
Borrower:	Panther Madison/Huntsville LLC		Year Built / Renovated:	2009 / NAP
Original Balance:	$18,500,000		Total Units:	276
Cut-off Date Balance:	$18,500,000		Property Management:	Panther Properties Management, LLC
% by Initial UPB:	1.4%		Underwritten NOI:	$1,640,301
Interest Rate:	4.2200%		Underwritten NCF:	$1,571,301
Payment Date:	6th of each month		Appraised Value:	$26,250,000
First Payment Date:	May 6, 2013		Appraisal Date:	February 7, 2013
Maturity Date:	April 6, 2023
Amortization:	360 months		Historical NOI
Additional Debt(1):	$3,300,000 Mezzanine Loan		Most Recent NOI:	$1,738,203 (T-12 January 30, 2013)
Call Protection:	L(24), D(92), O(4)		2nd Most Recent NOI:	$1,612,490 (December 31, 2011)
Lockbox / Cash Management:	Soft / Springing		3rd Most Recent NOI:	$842,613 (December 31, 2010)

Reserves			Historical Occupancy
	Initial	Monthly	Most Recent Occupancy:	93.1% (February 08, 2013)
Taxes:	$75,634	$15,127	2nd Most Recent Occupancy(4):	NAP
Insurance(2):	$0	Springing	3rd Most Recent Occupancy(4):	NAP
Deferred Maintenance	$39,300	$0
(1)   At mortgage loan origination, Redwood Commercial Mortgage Corporation provided a $3,300,000 mezzanine loan, which is ultimately secured by a 100% pledge of the equity interest in the borrower.
(2)   At the option of lender, if the liability or casualty policy maintained by borrower covering the Springs at Huntsville mortgage property does not constitute an approved blanket or umbrella policy, lender may require borrower to obtain a separate policy and borrower will be required to deposit one-twelfth of the insurance premiums that lender estimates will be payable for the renewal of the coverage.
(3)   Total Debt includes the mezzanine loan.
(4)   The Springs at Huntsville mortgage property was acquired on March 22, 2013 and thus historical occupancies were not available.

Replacements:	$321,700	$5,750

Financial Information
	Mortgage Loan	Total Debt(3)
Cut-off Date Balance / Unit:	$67,029	$78,986
Balloon Balance / Unit:	$56,817	$68,774
Cut-off Date LTV:	70.5%	83.0%
Balloon LTV:	59.7%	72.3%
Underwritten NOI DSCR:	1.51x	1.15x
Underwritten NCF DSCR:	1.44x	1.10x
Underwritten NOI Debt Yield:	8.9%	7.5%
Underwritten NCF Debt Yield:	8.5%	7.2%

TRANSACTION HIGHLIGHTS

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Property Manager. Panther Properties Management, LLC, an affiliate of the sponsors, is the property manager for the related mortgaged real property. The sponsors, Louis F. Karger and David R. Masse, have over 50 years of experience in asset acquisition, financing, development, leasing, management and disposition in the real estate industry.

■	Equity. Based on the net purchase price, closing costs and upfront reserves, the borrower contributed $4,229,959 in cash equity representing 16.3% of total cost.

■	Recent Construction. The Springs at Huntsville mortgage property was constructed in 2009.

■	Credit Metrics: Based on the underwriting, the NCF DSCR is 1.44x through the mortgage loan and 1.10x including the mezzanine loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One GOJO Plaza Akron, OH 44311	Collateral Asset Summary Purell Headquarters	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,000,000 48.2% 1.60x 16.3%

Mortgage Loan Information			Property Information
Loan Seller:	Barclays Bank PLC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Office - CBD
Sponsor:	The Kanfer Company, LLC		Collateral:	Fee Simple
Borrower:	The Kanfer Company, LLC		Location:	Akron, OH
Original Balance:	$16,000,000		Year Built / Renovated:	1970 / 2000
Cut-off Date Balance:	$16,000,000		Total Sq. Ft.:	212,179
% by Initial UPB:	1.2%		Property Management:	O.M. Partners, LLC
Interest Rate:	4.8600%		Underwritten NOI:	$2,604,627
Payment Date:	6th of each month		Underwritten NCF:	$2,413,535
First Payment Date:	May 6, 2013		Appraised Value:	$33,200,000
Maturity Date:	April 6, 2028		Appraisal Date:	October 25, 2012
Amortization:	180 months
Additional Debt:	None		Historical NOI
Call Protection:	L(25), YM1(151), O(4)		Most Recent NOI:	$3,124,372 (T-12 September 30, 2012)
Lockbox / Cash Management(1):	Hard / Springing		2nd Most Recent NOI:	$2,993,968 (December 31, 2011)
			3rd Most Recent NOI:	$2,625,196 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$148,673	$24,779	Most Recent Occupancy:	99.2% (January 1, 2013)
Insurance:	$0	Springing	2nd Most Recent Occupancy:	99.2% (December 31, 2011)
Additional Reserve(2):	$1,000,000	$0	3rd Most Recent Occupancy:	99.2% (December 31, 2010)
Deferred Maintenance:	$12,031	$0
(1)   Cash Management is required to be triggered if, among other things, (i) the DSCR is less than 1.10x, (ii) GOJO vacating the property or terminating their lease, and (iii) the shareholder equity or net worth of GOJO being less than fifty million ($50,000,000) dollars.
(2)   The borrower has deposited $1,000,000 as security and collateral for the payment of the guaranteed recourse obligations of borrower. The additional reserve funds will be held throughout the loan term.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$75
Balloon Balance / Sq. Ft.:		$0
Cut-off Date LTV:		48.2%
Balloon LTV:		0.0%
Underwritten NOI DSCR:		1.72x
Underwritten NCF DSCR:		1.60x
Underwritten NOI Debt Yield:		16.3%
Underwritten NCF Debt Yield:		15.1%

TRANSACTION HIGHLIGHTS

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Tenancy. Purell Headquarters is currently 99.2% occupied and the largest tenant, GOJO Industries, Inc. (“GOJO”), occupies 78.8% of the property. Purell Headquarters serves as the corporate headquarters for GOJO. GOJO is a leading manufacturer of skin care products and its best known product is Purell instant hand sanitizer. Their products include Purell, GOJO, and Provon. GOJO is an affiliate of the borrower.

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Credit Metrics. Based on the appraised value of $33,200,000, the loan represents a 48.2% loan to value ratio, and based on the underwriting, the NOI Debt Yield is 16.3% and the NCF DSCR is 1.60x on a 15 year amortization schedule.

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Loan Structure. The loan is fully amortizing on a 15 year amortization schedule resulting in a Balloon LTV of 0.0%. The loan is structured with a $1,000,000 reserve to secure the borrowers non-recourse carve out obligations as there is no non-recourse guarantor other than the borrowing entity.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10041 Blue Rapid Lane Cordova, TN 38106	Collateral Asset Summary Carrington at Houston Levee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,300,000 69.4% 1.44x 8.8%

Mortgage Loan Information			Property Information
Loan Seller:	Redwood Commercial Mortgage		Single Asset / Portfolio:	Single Asset
	Corporation		Property Type:	Multifamily - Conventional
Loan Purpose:	Acquisition		Collateral:	Fee Simple
Sponsor:	David R. Masse and Louis F. Karger		Location:	Cordova, TN
Borrower:	Panther Memphis/Carrington LLC		Year Built / Renovated:	2008 / NAP
Original Balance:	$15,300,000		Total Units:	226
Cut-off Date Balance:	$15,300,000		Property Management:	Panther Properties Management, LLC
% by Initial UPB:	1.2%		Underwritten NOI:	$1,343,893
Interest Rate:	4.2200%		Underwritten NCF:	$1,298,693
Payment Date:	6th of each month		Appraised Value:	$22,050,000
First Payment Date:	May 6, 2013		Appraisal Date:	February 4, 2013
Maturity Date:	April 6, 2023
Amortization:	360 months		Historical NOI
Additional Debt(1):	$2,700,000 Mezzanine Loan		Most Recent NOI:	$1,351,565 (T-12 January 30, 2013)
Call Protection:	L(24), D(92), O(4)		2nd Most Recent NOI:	$1,323,792 (December 31, 2011)
Lockbox / Cash Management:	Soft / Springing		3rd Most Recent NOI:	NAP

Reserves			Historical Occupancy
	Initial	Monthly	Most Recent Occupancy:	93.4% (January 30, 2013)
Taxes:	$102,477	$34,159	2nd Most Recent Occupancy(4):	NAP
Insurance(2):	$0	Springing	3rd Most Recent Occupancy(4):	NAP
Replacements:	$222,000	$3,767
(1)   At mortgage loan origination, Redwood Commercial Mortgage Corporation provided a $2,700,000 mezzanine loan, which is ultimately secured by a 100% pledge of the equity interest in the borrower.
(2)   At the option of lender, if the liability or casualty policy maintained by borrower covering the Carrington at Houston Levee mortgage property does not constitute an approved blanket or umbrella policy, lender may require borrower to obtain a separate policy and borrower will be required to deposit one-twelfth of the insurance premiums that lender estimates will be payable for the renewal of the coverage.
(3)   Total Debt includes the mezzanine loan.
(4)   The Carrington at Houston Levee mortgage property was acquired on March 22, 2013 and thus historical occupancies were not available.

Financial Information
	Mortgage Loan	Total Debt(3)
Cut-off Date Balance / Unit:	$67,699	$79,646
Balloon Balance / Unit:	$57,385	$69,332
Cut-off Date LTV:	69.4%	81.6%
Balloon LTV:	58.8%	71.1%
Underwritten NOI DSCR:	1.49x	1.14x
Underwritten NCF DSCR:	1.44x	1.11x
Underwritten NOI Debt Yield:	8.8%	7.5%
Underwritten NCF Debt Yield:	8.5%	7.2%

TRANSACTION HIGHLIGHTS

■
Property Manager. Panther Properties Management, LLC, an affiliate of the sponsors, is the property manager for the related mortgaged real property. The sponsors, Louis F. Karger and David R. Masse, have over 50 years of experience in asset acquisition, financing, development, leasing, management and disposition in the real estate industry.

■	Equity. Based on the net purchase price, closing costs and upfront reserves, the borrower contributed $3,416,316 in cash equity representing 16.0% of total cost.

■	Recent Construction. The Carrington at Houston Levee mortgage property was constructed in 2008.

■	Credit Metrics: Based on the underwriting, the NCF DSCR is 1.44x for the mortgage loan and 1.11x including the mezzanine loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

14250 Kimberley Lane Houston, TX 77079	Collateral Asset Summary Nottingham Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,000,000 69.8% 1.80x 11.4%

Mortgage Loan Information			Property Information
Loan Seller:	Natixis		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Multifamily – Conventional
Sponsor:	Cyril Chiosa		Collateral:	Fee Simple
Borrower:	The Nottingham Village, LLC		Location:	Houston, TX
Original Balance:	$15,000,000		Year Built / Renovated:	1971 / 2010-2012
Cut-off Date Balance:	$15,000,000		Total Units:	317
% by Initial UPB:	1.2%		Property Management:	Asset Plus Corporation
Interest Rate:	4.4100%		Underwritten NOI:	$1,704,900
Payment Date:	5th of each month		Underwritten NCF:	$1,625,650
First Payment Date:	January 5, 2013		Appraised Value:	$21,500,000
Maturity Date:	December 5, 2022		Appraisal Date:	October 3, 2012
Amortization:	Interest-only for 24 months, 360
	months thereafter		Historical NOI(3)
Additional Debt:	None		Most Recent NOI:	$1,031,770 (T-12 September 30, 2012)
Call Protection:	L(28), D(89), O(3)		2nd Most Recent NOI:	$210,159 (December 31, 2011)
Lockbox / Cash Management(1):	Soft / Springing		3rd Most Recent NOI:	$43,425 (December 31, 2010)

Reserves			Historical Occupancy(3)
	Initial	Monthly	Most Recent Occupancy:	95.6% (February 4, 2013)
Taxes:	$226,347	$18,863	2nd Most Recent Occupancy:	67.6% (December 31, 2011)
Insurance:	$127,197	$12,720	3rd Most Recent Occupancy:	63.3% (December 31, 2010)
Capital Expenditure:	$0	$6,605
(1)   A soft lockbox is in place and a cash sweep period will commence upon the occurrence of one of the following events: an event of default under the Nottingham Village loan and the failure by the borrower, after the end of a calendar quarter, to maintain a DSCR of at least 1.15x, based on the trailing twelve month period immediately preceding the date of determination.
(2)   As of cut-off date, and during the initial interest-only period, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.54x and 2.42x, respectively.
(3)   As of December 2010, the Nottingham Village property was 63.3% occupied. The sponsor has since spent $8.6 million to renovate the property. As of February 4, 2013, the property was 95.6% occupied.

Deferred Maintenance:	$215,869	$0

Financial Information
Cut-off Date Balance / Unit:		$47,319
Balloon Balance / Unit:		$40,316
Cut-off Date LTV:		69.8%
Balloon LTV:		59.4%
Underwritten NOI DSCR(2):		1.89x
Underwritten NCF DSCR(2):		1.80x
Underwritten NOI Debt Yield:		11.4%
Underwritten NCF Debt Yield:		10.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

14250 Kimberley Lane Houston, TX 77079	Collateral Asset Summary Nottingham Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,000,000 69.8% 1.80x 11.4%

TRANSACTION HIGHLIGHTS

■
Cash Equity. Since acquiring the Nottingham Village property in mid-2010, the borrower has contributed approximately $8.6 million ($27,059 per unit) in capital expenditures. Post-closing, the Borrower still has $2.7 million of cash equity remaining in the Nottingham Village property.

■
Proven Sponsorship. The sponsor, Cyril Chiosa, has been in the commercial real estate business since 1993.  He has managed and owned over 2,100 units in both Canada and Texas. As of December 2010, the Nottingham Village property was 63.3% occupied. The sponsor has since spent $8.6 million to renovate the property and as of February 4, 2013, the property was 95.6% occupied. After renovation, tenant electrical expenses have been reduced from an average of $200 per month to approximately $50 per month. This expense reduction realized by the tenants allows the sponsor to increase rents higher than some of his competitors as the net effective rent paid by the tenants is lower due to the expense savings offered by the energy efficiency of the units.

■
Amenities. The Nottingham Village property features units with an average sq. ft. per unit of 1,443, which are among the largest units in the competitive set and appealing to families with children attending nearby schools. Unit amenities include energy efficient windows and electrical, Whirlpool appliances, granite countertops, new toilets, tubs, and sinks, washer / dryer connectivity in every unit, spacious pantries and closet space. The gated community also features a salt water pool, BBQ picnic area, club house, covered parking, playground, night patrol, and 24-hour maintenance.

■	Credit Metrics. Based on the appraised value of $21.5 million as of October 3, 2012, the loan’s cut-off date LTV is 69.8%, the NOI debt yield is 11.4% and the NCF debt yield is 10.8%.

■
Location. The Nottingham Village property is located in the Spring Branch Independent School District, in immediate proximity to Stratford High School, Spring Forest Middle School and Meadow Wood Elementary School. The property is located directly across the street from the Nottingham Park, which is a large neighborhood park within close proximity to Interstate Highway 10 and the Sam Houston Tollway. Per the appraisal, the Nottingham Village property is located in the Energy Corridor in Houston, Texas, which boasts a workforce of over 78,000 employees and is home to some of the largest oil and gas companies in the world including ExxonMobil, Shell, and National Oilwell Varco.  The current 1.3 million sq. ft. of retail space is expected to grow to 2.9 million sq. ft. by 2030, while office space is projected to increase by an additional 10.7 million sq. ft..

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

240 Park Avenue South New York, NY 10003	Collateral Asset Summary 240 Park Avenue South	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$13,982,122 65.0% 1.43x 8.5%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail - Unanchored
Sponsor:	Yitzchak Tessler		Collateral:	Fee Simple
Borrower:	240 Park Avenue South Owner LP		Location:	New York, NY
Original Balance:	$14,000,000		Year Built / Renovated:	2007 / NAP
Cut-off Date Balance:	$13,982,122		Total Sq. Ft.:	5,550
% by Initial UPB:	1.1%		Property Management:	Tessler Developments LLC
Interest Rate:	4.1875%		Underwritten NOI:	$1,191,738
Payment Date:	6th of each month		Underwritten NCF:	$1,173,644
First Payment Date:	April 6, 2013		Appraised Value:	$21,500,000
Maturity Date:	March 6, 2023		Appraisal Date:	January 1, 2013
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(91), O(4)		Most Recent NOI:	$1,089,936 (December 31, 2012)
Lockbox / Cash Management(1):	Hard / Springing		2nd Most Recent NOI:	$1,074,768 (December 31, 2011)
			3rd Most Recent NOI:	$979,463 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$9,880	$2,745	Most Recent Occupancy:	100.0% (January 10, 2013)
Insurance:	$1,237	$107	2nd Most Recent Occupancy:	100.0% (December 31, 2011)
Replacement:	$0	$93	3rd Most Recent Occupancy:	100.0% (December 31, 2010)
Starbucks TI/LC(2):	$270,000	$1,250
(1)   The 240 Park Avenue South loan is structured with a hard lockbox and springing cash management. Cash management and an excess cash flow sweep are triggered upon (i) an event of default or any bankruptcy action of the borrower, guarantor or property manager, (ii) the occurrence of a Bank of America Trigger Event (as defined in the loan documents), or (iii) if the DSCR falls below 1.15x on a trailing 12 months basis. An excess cash flow sweep is triggered upon (i) above or if the DSCR falls below 1.10x on a trailing 12 months basis.
(2)   The borrower deposited $270,000 into the Starbucks TI/LC Reserve. If Starbucks elects to terminate its lease, the $180,000 termination fee will be added to the Starbucks TI/LC Reserve and held to fund future leasing costs for the Starbucks occupied space. If Starbucks renews its lease, the Starbucks TI/LC Reserve will be disbursed. In the case Starbucks renews its lease for a term of at least five years on terms and conditions acceptable to lender, ongoing monthly deposits into the TI/LC Reserve will not be required.
(3)   Upon the occurrence of a Bank of America Trigger Event (as defined in the Loan documents), all Excess Cash Flow (as defined in the Loan documents) shall be deposited into the Bank of America rollover account for tenant improvements and leasing commissions that may be incurred by the borrower in re-leasing the Bank of America tenant space.

Common Charges:	$0	$2,232
Bank of America Rollover Reserve(3):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$2,519
Balloon Balance / Sq. Ft.:		$2,017
Cut-off Date LTV:		65.0%
Balloon LTV:		52.1%
Underwritten NOI DSCR:		1.45x
Underwritten NCF DSCR:		1.43x
Underwritten NOI Debt Yield:		8.5%
Underwritten NCF Debt Yield:		8.4%

TRANSACTION HIGHLIGHTS

■
Occupancy and Tenancy. The 240 Park Avenue South property is a commercial condominium totaling 5,550 sq. ft. and is 100.0% occupied by Starbucks and Bank of America, who occupy their respective spaces under long term leases and have been in occupancy since the building opened. Bank of America’s credit ratings from Fitch, Moody’s, and S&P are A, A3, and A-, respectively. Starbucks’ credit ratings from S&P and Moody’s are A- and Baa3, respectively.

■
Location. The 240 Park Avenue South property consists of a ground-level commercial condominium within a mixed use residential and retail building. The collateral for the mortgage loan consists of a retail condominium and a commercial storage unit.  The Borrower does not have control of the condominium board.  The 240 Park Avenue South property is situated at the intersection of Park Avenue South and East 19th St in Midtown Manhattan close to Gramercy Park and Union Square. The Park Avenue South area has become one of Manhattan’s most sought after residential areas, with the residential portion of 240 Park Avenue South selling out for approximately $2.56 million per unit.  The area exhibits strong demographics with a one-mile radius population of approximately 274,000 and one-mile radius average household income of $135,982.

■
Sponsorship. The sponsor, Yitzchak Tessler, developed the 240 Park Avenue South property in 2007. Mr. Tessler also developed Manhattan buildings including, The Textile Building, The Bryant Park Hotel, 150 Nassau Street and Windsor Park, among others. According to his March 26, 2012 financial statement, Mr. Tessler had a net worth of $114.5 million and liquidity of $4.9 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 Railroad Street Santa Rosa, CA 95401	Collateral Asset Summary Courtyard Marriott Santa Rosa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$13,706,797 69.2% 1.81x 13.6%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Hospitality - Limited Service
Sponsor:	Pacifica Hosts, Inc.		Collateral:	Fee Simple
Borrower:	Pacifica SR RR LLC		Location:	Santa Rosa, CA
Original Balance:	$13,730,000		Year Built / Renovated:	1989 / 2011
Cut-off Date Balance:	$13,706,797		Total Rooms:	138
% by Initial UPB:	1.1%		Property Management:	Pacifica Hosts, Inc.
Interest Rate:	4.4775%		Underwritten NOI:	$1,863,520
Payment Date:	6th of each month		Underwritten NCF:	$1,649,351
First Payment Date:	April 6, 2013		Appraised Value:	$19,800,000
Maturity Date:	March 6, 2023		Appraisal Date:	January 16, 2013
Amortization:	300 months
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(91), O(4)		Most Recent NOI:	$2,117,195 (December 31, 2012)
Lockbox / Cash Management(1):	Hard / Springing		2nd Most Recent NOI:	$1,556,576 (December 31, 2011)
			3rd Most Recent NOI:	NAP
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$84,119	$14,020	Most Recent Occupancy:	78.0% (December 31, 2012)
Insurance:	$34,477	$3,591	2nd Most Recent Occupancy:	72.9% (December 31, 2011)
Replacement:	$0	1/12th of 4% of Gross Income	3rd Most Recent Occupancy:	64.3% (December 31, 2010)
PIP Reserve:	$1,371,200	$0
(1)  The Courtyard Marriott Santa Rosa loan is structured with a hard lockbox and springing cash management. Active cash management with excess cash flow returned to the borrower will be triggered upon (i) a bankruptcy action of borrower, guarantor, or manager, or (ii) DSCR <1.25x.

Financial Information
Cut-off Date Balance / Room.:		$99,325
Balloon Balance / Room:		$72,962
Cut-off Date LTV:		69.2%
Balloon LTV:		50.9%
Underwritten NOI DSCR:		2.04x
Underwritten NCF DSCR:		1.81x
Underwritten NOI Debt Yield:		13.6%
Underwritten NCF Debt Yield:		12.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

175 Railroad Street Santa Rosa, CA 95401	Collateral Asset Summary Courtyard Marriott Santa Rosa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$13,706,797 69.2% 1.81x 13.6%

TRANSACTION HIGHLIGHTS

■
Credit Metrics. Based on the “as is” appraised value of $19.8 million, the loan represents an LTV of 69.2%, and based on the underwriting and a 25-year amortization schedule, the NCF DSCR is 1.81x and the NCF Debt Yield is 12.0%.

■
Property Performance. The Courtyard Marriott Santa Rosa property shows an occupancy penetration level of 112.8%, ADR penetration level of 99.9%, and RevPAR penetration level of 112.7% for 2012. Further, the Courtyard Marriott Santa Rosa property performance has improved significantly over the past three years, with RevPAR increasing 46.1% from $66.74 in 2009 to $97.53 in 2012. The property also achieved higher occupancy, ADR, and RevPAR than the Courtyard by Marriott chain operated average.

■
Location. The Courtyard Marriott Santa Rosa property benefits from its location in downtown Santa Rosa less than a block away from historic Railroad Square in Sonoma County. The property is located in close proximity to the Sonoma Plaza and Sonoma Raceway. Sonoma County features over 250 wineries, easy access to 76 miles of scenic coastline, beaches, the Russian River, redwood forests, golf courses, and more than 40 spas. Sonoma County attracts approximately seven million visitors yearly who spend approximately $1.0 billion in sales at area attractions.

■
Brand Affiliation. The Courtyard Marriott Santa Rosa property is affiliated with the Marriott International family of lodging brands, which is one of the largest hotel companies in the world. Marriott International operates over 3,400 lodging properties in 68 countries and territories globally. The Courtyard by Marriott brand specifically targets business travelers and is considered a mid-rate, select-service product. As of year-end 2011, there were 805 Courtyard by Marriott locations with 113,413 rooms in the United States.

■
Sponsorship. The sponsor is Pacifica Hosts, Inc., an affiliate of the Pacifica Companies. The Pacifica Companies has been in business over 30 years and is a diversified real estate investment, management, and development company with investments in the United States, Mexico and India. The company employs nearly 2,500 employees in the United States and Asia and reportedly controls over $2.5 billion in real estate and debt instruments. The company’s hospitality portfolio comprises 30 hotels with approximately 5,000 rooms.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-179413) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Barclays Capital Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-603-5847. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS TERM SHEET

This term sheet is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. The securities offered by these materials are being offered when, as and if issued. You are advised that the terms of the offered certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of the offered certificates may be split, combined or eliminated), at any time prior to the time sales to purchasers of the offered certificates will first be made. You are advised that offered certificates may not be issued that have the characteristics described in these materials. An underwriter’s obligation to sell the offered certificates to you is conditioned on the mortgage loans and offered certificates having the characteristics described in these materials. If for any reason the depositor does not deliver the offered certificates, the underwriter will notify you, and neither the depositor nor any underwriter will have any obligation to you to deliver all or any portion of the offered certificates which you have committed to purchase.

The information in this term sheet, if conveyed prior to the time of your contractual commitment to purchase any of the offered certificates, supersedes any conflicting information contained in any prior similar materials relating to the offered certificates. The information in this document may be amended or supplemented prior to the time of your contractual commitment to purchase any of the offered certificates. This term sheet is being delivered to you solely to provide you with information about the offered certificates and to solicit an offer to purchase the offered certificates, when, as and if issued. Any such offer to purchase made by you will not constitute a contractual commitment by you to purchase or give rise to an obligation by the underwriters to sell any of the offered certificates, until the underwriters have accepted your offer to purchase those certificates. Any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

The information contained in this term sheet may not pertain to any securities that will actually be sold. The information contained in this term sheet may be based on assumptions regarding market conditions and other matters as reflected in this term sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this term sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this term sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this term sheet or derivatives thereof (including options). None of Barclays Capital Inc., UBS Securities LLC, Natixis Securities Americas LLC, J.P. Morgan Securities LLC or Drexel Hamilton LLC provides accounting, tax or legal advice.

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